UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2019

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2019

Adaptive Equity Fund
Investor Class (AMVIX)
I Class (AVDIX)
A Class (AVDAX)
R Class (AVDRX)
R6 Class (AVDMX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	3.03%	8.32%	12.89%	—	11/30/99
Russell 1000 Index	—	14.15%	10.54%	13.71%	—	—
I Class	AVDIX	3.19%	8.54%	13.13%	—	8/1/00
A Class	AVDAX					12/1/16
No sales charge		2.79%	—	—	9.60%
With sales charge		(3.10)%	—	—	7.41%
R Class	AVDRX	2.59%	—	—	9.33%	12/1/16
R6 Class	AVDMX	3.42%	—	—	10.26%	12/1/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $33,652

Russell 1000 Index — $36,174

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class
1.15%	0.95%	1.40%	1.65%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Manager: Joe Reiland

Portfolio manager Stephen Pool left American Century Investments in September 2019.

The Board of Directors approved a plan of liquidation for the Adaptive Equity Fund. Under the plan, the liquidation was effective on December 12, 2019. The fund closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on December 2, 2019.

Performance Summary

Adaptive Equity returned 3.03%* for the 12 months ended October 31, 2019, lagging the 14.15% return of the portfolio’s benchmark, the Russell 1000 Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 1000 Index, most sectors posted double-digit gains. Energy was the only sector that declined.

In this environment, Adaptive Equity’s highly systematic investment process delivered positive portfolio returns but trailed its benchmark, the Russell 1000 Index. The fund received the best absolute contributions from information technology and industrials stocks, while only our consumer staples and energy holdings generated modest negative contributions. Relative to the Russell benchmark, stock selection in the information technology and consumer staples sectors helped drive underperformance. Positive contributions came from a range of individual holdings.

Information Technology Stocks Detracted

Stock decisions in the software industry were key relative detractors in the information technology sector. VMware and Citrix Systems were significant detractors in the industry, and both holdings were eliminated from the portfolio. Underweighting Microsoft relative to the benchmark hampered performance. The software company continued to execute at a high level. Azure, Microsoft’s cloud offering, grew at a greater-than-expected pace, and the company’s Office 365 subscription service and Windows platform performed well. Our lighter exposure to Apple also detracted. The stock outperformed as the company reported better-than-expected results and introduced new products, which have been greeted with good demand.

Stock selection in the personal products industry hurt performance in the consumer staples sector. We eliminated Herbalife Nutrition, which was a key detractor in the industry. Overweighting tobacco stocks and not owning beverage stocks also hampered relative performance in the sector.

Individual Holdings Benefited Performance

Several top relative contributors came from the information technology sector. From the semiconductors and semiconductor equipment industry, Intel outperformed. IT services stocks The Western Union Co., Booz Allen Hamilton Holding and International Business Machines were solid contributors.

Other significant contributors included consumer finance company OneMain Holdings, industrials firm The Toro Co., media company Charter Communications and health care company IDEXX Laboratories.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Bristol-Myers Squibb Co.	4.0%
Charter Communications, Inc., Class A	3.7%
Toro Co. (The)	3.6%
Intel Corp.	3.5%
IDEXX Laboratories, Inc.	3.3%
OneMain Holdings, Inc.	3.3%
Amazon.com, Inc.	3.2%
ServiceNow, Inc.	3.2%
SPDR S&P 500 ETF Trust	3.1%
Broadcom, Inc.	3.0%

Top Five Industries	% of net assets
Software	9.0%
Pharmaceuticals	6.6%
Semiconductors and Semiconductor Equipment	6.5%
Interactive Media and Services	5.3%
Banks	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	93.9%
Exchange-Traded Funds	3.1%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$972.20	$5.77	1.16%
I Class	$1,000	$973.10	$4.77	0.96%
A Class	$1,000	$971.60	$7.01	1.41%
R Class	$1,000	$970.50	$8.24	1.66%
R6 Class	$1,000	$974.40	$4.03	0.81%
Hypothetical
Investor Class	$1,000	$1,019.36	$5.90	1.16%
I Class	$1,000	$1,020.37	$4.89	0.96%
A Class	$1,000	$1,018.10	$7.17	1.41%
R Class	$1,000	$1,016.84	$8.44	1.66%
R6 Class	$1,000	$1,021.12	$4.13	0.81%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 93.9%
Aerospace and Defense — 0.9%
Boeing Co. (The)	2,169	$737,265
Teledyne Technologies, Inc.(1)	189	62,294
		799,559
Banks — 4.6%
Bank of America Corp.	24,980	781,125
First Hawaiian, Inc.	82,563	2,256,447
Wells Fargo & Co.	17,096	882,666
		3,920,238
Biotechnology — 2.5%
AbbVie, Inc.	25,002	1,988,909
Incyte Corp.(1)	1,629	136,706
		2,125,615
Capital Markets — 2.7%
Morningstar, Inc.	13,912	2,251,518
Chemicals — 1.3%
Dow, Inc.	19,398	979,405
Ecolab, Inc.	641	123,117
		1,102,522
Commercial Services and Supplies — 2.7%
Copart, Inc.(1)	2,272	187,758
Rollins, Inc.	56,225	2,142,735
		2,330,493
Consumer Finance — 3.3%
OneMain Holdings, Inc.	69,752	2,790,080
Containers and Packaging — 0.2%
AptarGroup, Inc.	1,139	134,573
Distributors — 2.1%
Pool Corp.	8,788	1,822,631
Diversified Telecommunication Services — 1.5%
AT&T, Inc.	26,584	1,023,218
Verizon Communications, Inc.	4,222	255,305
		1,278,523
Electric Utilities — 1.0%
Exelon Corp.	13,951	634,631
Southern Co. (The)	3,102	194,371
		829,002
Electronic Equipment, Instruments and Components — 0.8%
CDW Corp.	1,745	223,203
Jabil, Inc.	12,326	453,843
		677,046
Equity Real Estate Investment Trusts (REITs) — 2.2%
SBA Communications Corp.	2,102	505,847

9

	Shares	Value
Simon Property Group, Inc.	8,025	$1,209,207
Welltower, Inc.	1,909	173,127
		1,888,181
Food and Staples Retailing — 0.8%
Costco Wholesale Corp.	2,195	652,156
Health Care Equipment and Supplies — 3.6%
DexCom, Inc.(1)	1,686	260,049
IDEXX Laboratories, Inc.(1)	9,935	2,831,574
		3,091,623
Hotels, Restaurants and Leisure — 2.7%
Domino's Pizza, Inc.	8,355	2,269,385
Household Durables — 2.5%
NVR, Inc.(1)	594	2,160,134
Household Products — 2.0%
Procter & Gamble Co. (The)	13,772	1,714,752
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.	33,012	562,855
NRG Energy, Inc.	10,518	421,982
		984,837
Interactive Media and Services — 5.3%
IAC/InterActiveCorp(1)	10,670	2,424,758
Twitter, Inc.(1)	68,097	2,040,867
		4,465,625
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	1,528	2,714,736
IT Services — 4.3%
Booz Allen Hamilton Holding Corp.	3,605	253,684
International Business Machines Corp.	1,886	252,215
MasterCard, Inc., Class A	745	206,223
PayPal Holdings, Inc.(1)	7,941	826,658
VeriSign, Inc.(1)	8,535	1,621,821
Western Union Co. (The)	20,974	525,608
		3,686,209
Life Sciences Tools and Services — 2.5%
Agilent Technologies, Inc.	27,799	2,105,774
Machinery — 3.6%
Toro Co. (The)	39,166	3,020,874
Media — 4.3%
Charter Communications, Inc., Class A(1)	6,694	3,131,855
Comcast Corp., Class A	12,007	538,154
		3,670,009
Oil, Gas and Consumable Fuels — 2.8%
Exxon Mobil Corp.	18,419	1,244,572
ONEOK, Inc.	12,142	847,876
Phillips 66	2,324	271,489
		2,363,937
Pharmaceuticals — 6.6%
Bristol-Myers Squibb Co.	59,723	3,426,309

10

	Shares	Value
Merck & Co., Inc.	24,555	$2,127,936
		5,554,245
Professional Services — 1.7%
CoStar Group, Inc.(1)	2,580	1,417,762
Road and Rail — 0.6%
Norfolk Southern Corp.	2,635	479,570
Semiconductors and Semiconductor Equipment — 6.5%
Broadcom, Inc.	8,669	2,538,716
Intel Corp.	52,141	2,947,531
		5,486,247
Software — 9.0%
Atlassian Corp. plc, Class A(1)	2,880	347,875
Cadence Design Systems, Inc.(1)	12,401	810,406
Manhattan Associates, Inc.(1)	3,494	261,875
Microsoft Corp.	16,411	2,352,845
Paylocity Holding Corp.(1)	11,097	1,138,552
ServiceNow, Inc.(1)	10,815	2,674,117
		7,585,670
Specialty Retail — 1.2%
Foot Locker, Inc.	23,536	1,024,051
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	3,035	754,987
Tobacco — 2.2%
Philip Morris International, Inc.	23,304	1,897,878
Trading Companies and Distributors — 0.6%
Air Lease Corp.	11,933	524,813
TOTAL COMMON STOCKS (Cost $73,138,335)		79,575,255
EXCHANGE-TRADED FUNDS — 3.1%
SPDR S&P 500 ETF Trust (Cost $2,571,616)	8,601	2,608,941
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $1,789,291), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $1,752,093)		1,752,020
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $597,277), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $584,011)		584,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,540	1,540
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,337,560)		2,337,560
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $78,047,511)		84,521,756
OTHER ASSETS AND LIABILITIES — 0.2%		205,742
TOTAL NET ASSETS — 100.0%		$84,727,498

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $78,047,511)	$84,521,756
Receivable for investments sold	209,731
Receivable for capital shares sold	15,896
Dividends and interest receivable	109,226
84,856,609

Liabilities
Payable for capital shares redeemed	44,685
Accrued management fees	84,312
Distribution and service fees payable	114
129,111

Net Assets	$84,727,498

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,477,278
Distributable earnings	7,250,220
$84,727,498

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$83,403,279	8,500,096	$9.81
I Class, $0.01 Par Value	$809,640	79,974	$10.12
A Class, $0.01 Par Value	$32,657	3,296	$9.91*
R Class, $0.01 Par Value	$256,737	26,021	$9.87
R6 Class, $0.01 Par Value	$225,185	21,906	$10.28
*Maximum offering price $10.51 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends	$2,844,082
Interest	12,288
Securities lending, net	366
2,856,736

Expenses:
Management fees	1,141,040
Distribution and service fees:
A Class	80
R Class	1,067
Directors' fees and expenses	3,102
Other expenses	1,542
1,146,831

Net investment income (loss)	1,709,905

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(9,194)
Change in net unrealized appreciation (depreciation) on investments	1,227,658

Net realized and unrealized gain (loss)	1,218,464

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,928,369

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$1,709,905	$1,063,304
Net realized gain (loss)	(9,194)	20,758,677
Change in net unrealized appreciation (depreciation)	1,227,658	(15,098,472)
Net increase (decrease) in net assets resulting from operations	2,928,369	6,723,509

Distributions to Shareholders
From earnings:
Investor Class	(19,540,217)	(6,939,187)
I Class	(1,277,143)	(320,889)
A Class	(6,213)	(2,023)
R Class	(35,135)	(4,512)
R6 Class	(44,855)	(13,157)
Decrease in net assets from distributions	(20,903,563)	(7,279,768)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,785,921)	2,600,591

Net increase (decrease) in net assets	(20,761,115)	2,044,332

Net Assets
Beginning of period	105,488,613	103,444,281
End of period	$84,727,498	$105,488,613

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Adaptive Equity Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, R Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.000% to 1.150%	1.15%
I Class	0.800% to 0.950%	0.95%
A Class	1.000% to 1.150%	1.15%
R Class	1.000% to 1.150%	1.15%
R6 Class	0.650% to 0.800%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

17

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,047,376 and $1,668,464, respectively. The effect of interfund transactions on the Statement of Operations was $(93,046) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $145,827,440 and $169,276,729, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		140,000,000
Sold	465,674	$4,767,626	447,446	$5,521,944
Issued in reinvestment of distributions	2,097,363	18,855,296	569,321	6,717,983
Redeemed	(2,199,154)	(21,570,052)	(993,886)	(12,209,568)
	363,883	2,052,870	22,881	30,359
I Class/Shares Authorized	40,000,000		70,000,000
Sold	164,823	1,645,975	258,025	3,333,659
Issued in reinvestment of distributions	137,920	1,277,143	5,458	65,937
Redeemed	(775,425)	(7,922,276)	(78,074)	(970,395)
	(472,682)	(4,999,158)	185,409	2,429,201
A Class/Shares Authorized	20,000,000		40,000,000
Issued in reinvestment of distributions	683	6,213	170	2,023
R Class/Shares Authorized	20,000,000		40,000,000
Sold	9,643	96,646	11,577	142,832
Issued in reinvestment of distributions	3,863	35,079	379	4,512
Redeemed	(1,249)	(12,221)	(3,184)	(38,921)
	12,257	119,504	8,772	108,423
R6 Class/Shares Authorized	20,000,000		40,000,000
Sold	442	4,717	8,459	105,313
Issued in reinvestment of distributions	4,777	44,855	1,078	13,157
Redeemed	(1,493)	(14,922)	(7,297)	(87,885)
	3,726	34,650	2,240	30,585
Net increase (decrease)	(92,133)	$(2,785,921)	219,472	$2,600,591

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$79,575,255	—	—
Exchange-Traded Funds	2,608,941	—	—
Temporary Cash Investments	1,540	$2,336,020	—
	$82,185,736	$2,336,020	—

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On November 26, 2019, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on November 25, 2019:

Investor Class	I Class	A Class	R Class	R6 Class
$0.1050	$0.1251	$0.0798	$0.0547	$0.1401

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$4,795,001	$3,072,329
Long-term capital gains	$16,108,562	$4,207,439

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$78,144,944
Gross tax appreciation of investments	$7,741,848
Gross tax depreciation of investments	(1,365,036)
Net tax appreciation (depreciation) of investments	$6,376,812
Undistributed ordinary income	$873,408

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Subsequent Event

On September 11, 2019, the Board of Directors approved a plan of liquidation for the fund. The liquidation was effective December 12, 2019.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$12.07	0.17	(0.03)	0.14	(0.12)	(2.28)	(2.40)	$9.81	3.03%	1.15%	1.15%	1.70%	1.70%	147%	$83,403
2018	$12.15	0.12	0.66	0.78	(0.04)	(0.82)	(0.86)	$12.07	6.58%	1.15%	1.22%	0.99%	0.92%	112%	$98,221
2017	$9.82	0.07	2.36	2.43	(0.10)	—	(0.10)	$12.15	24.92%	1.16%	1.26%	0.58%	0.48%	85%	$98,585
2016	$10.74	0.10	0.08	0.18	(0.12)	(0.98)	(1.10)	$9.82	2.20%	1.23%	1.25%	1.04%	1.02%	116%	$87,888
2015	$10.15	0.06	0.59	0.65	(0.06)	—	(0.06)	$10.74	6.40%	1.26%	1.26%	0.54%	0.54%	185%	$99,141
I Class
2019	$12.38	0.21	(0.04)	0.17	(0.15)	(2.28)	(2.43)	$10.12	3.19%	0.95%	0.95%	1.90%	1.90%	147%	$810
2018	$12.44	0.15	0.68	0.83	(0.07)	(0.82)	(0.89)	$12.38	6.81%	0.95%	1.02%	1.19%	1.12%	112%	$6,841
2017	$10.05	0.09	2.42	2.51	(0.12)	—	(0.12)	$12.44	25.19%	0.96%	1.06%	0.78%	0.68%	85%	$4,568
2016	$10.96	0.12	0.09	0.21	(0.14)	(0.98)	(1.12)	$10.05	2.47%	1.03%	1.05%	1.24%	1.22%	116%	$2,729
2015	$10.36	0.08	0.60	0.68	(0.08)	—	(0.08)	$10.96	6.58%	1.06%	1.06%	0.74%	0.74%	185%	$2,665
A Class
2019	$12.16	0.14	(0.02)	0.12	(0.09)	(2.28)	(2.37)	$9.91	2.79%	1.40%	1.40%	1.45%	1.45%	147%	$33
2018	$12.23	0.09	0.67	0.76	(0.01)	(0.82)	(0.83)	$12.16	6.34%	1.40%	1.47%	0.74%	0.67%	112%	$32
2017(3)	$10.24	0.03	1.97	2.00	(0.01)	—	(0.01)	$12.23	19.50%	1.41%(4)	1.51%(4)	0.26%(4)	0.16%(4)	85%(5)	$30

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2019	$12.11	0.11	—(6)	0.11	(0.07)	(2.28)	(2.35)	$9.87	2.59%	1.65%	1.65%	1.20%	1.20%	147%	$257
2018	$12.21	0.07	0.65	0.72	—	(0.82)	(0.82)	$12.11	5.99%	1.65%	1.72%	0.49%	0.42%	112%	$167
2017(3)	$10.24	—(6)	1.97	1.97	—(6)	—	—(6)	$12.21	19.28%	1.66%(4)	1.76%(4)	(0.01)%(4)	(0.11)%(4)	85%(5)	$61
R6 Class
2019	$12.53	0.21	(0.02)	0.19	(0.16)	(2.28)	(2.44)	$10.28	3.42%	0.80%	0.80%	2.05%	2.05%	147%	$225
2018	$12.58	0.17	0.69	0.86	(0.09)	(0.82)	(0.91)	$12.53	6.98%	0.80%	0.87%	1.34%	1.27%	112%	$228
2017(3)	$10.48	0.09	2.02	2.11	(0.01)	—	(0.01)	$12.58	20.17%	0.81%(4)	0.91%(4)	0.82%(4)	0.72%(4)	85%(5)	$201

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 1, 2016 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Adaptive Equity Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Adaptive Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

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controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the 10-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

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activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

29

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $2,163,071, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $16,138,887, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $3,720,343 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $565,194 distributed to shareholders on redemption of shares as part of the dividends paid reduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90976 1912

Annual Report

October 31, 2019

All Cap Growth Fund
Investor Class (TWGTX)
I Class (ACAJX)
A Class (ACAQX)
C Class (ACAHX)
R Class (ACAWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	16.52%	11.22%	13.58%	—	11/25/83
Russell 3000 Growth Index	—	16.34%	13.05%	15.25%	—	—
I Class	ACAJX	16.77%	11.44%	—	14.51%	9/30/11
A Class	ACAQX					9/30/11
No sales charge		16.23%	10.94%	—	14.00%
With sales charge		9.53%	9.64%	—	13.18%
C Class	ACAHX	15.38%	10.12%	—	13.15%	9/30/11
R Class	ACAWX	15.95%	10.67%	—	13.72%	9/30/11
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $35,762

Russell 3000 Growth Index — $41,393

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Joe Reiland

On February 21, 2020, the All Cap Growth Fund will merge into the Growth Fund. After the close of business on February 18, 2020, the All Cap Growth Fund will close to all new investments.

Performance Summary

All Cap Growth returned 16.52%* for the 12 months ended October 31, 2019, outpacing the 16.34% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across all capitalization ranges. Within the Russell 3000 Growth Index, all sectors posted gains except for energy, which fell sharply along with the declining price of oil.

Stock selection in the information technology, consumer staples and health care sectors helped drive outperformance relative to the Russell 3000 Growth Index. Stock choices in the financials, energy and consumer discretionary sectors detracted from relative performance.

Information Technology Stocks Were Top Contributors

Stock choices in the semiconductors and semiconductor equipment industries benefited relative performance in the information technology sector. Semiconductor equipment company ASML Holding outperformed on strong new orders as it expands its market opportunity set into memory chip manufacturers. ASML’s technology allows producing smaller and more efficient semiconductors. Semiconductor equipment company Applied Materials also outperformed after reporting solid quarterly results. Chipmaker Broadcom was a top contributor. The company raised guidance for 2019. Broadcom’s acquisition of CA Technologies was viewed as driving sales going forward. In the IT services industry, MasterCard outperformed. The payment services company was a significant contributor as its stock price increased after reporting earnings that beat expectations. The market also had a positive response to an acquisition that helps its customers’ bill-payment processes.

Household products stocks aided performance in the consumer staples sector. The stock price of The Procter & Gamble Company outperformed as the consumer products company posted its best organic growth quarter in more than a decade. It also benefited from a more defensive market posture as interest rates declined.

Financials and Energy Stocks Hampered Performance

Stock selection among capital markets firms detracted from relative performance, led by our holding of The Charles Schwab Corp. Stock decisions in energy and an overweight allocation to the sector relative to the benchmark hampered performance. Concho Resources was a significant detractor. We eliminated this oil and gas production company after it reported disappointing quarterly production.

Other significant detractors included Tapestry. We eliminated the stock of this luxury goods holding company, which reported disappointing quarterly results and provided weak guidance for next year. Tapestry’s acquisition of Kate Spade has not worked out as management had anticipated. XPO Logistics was a key detractor. We eliminated the stock of this freight and logistics company on concerns about its leveraged share buyback program. We thought it was late in the economic cycle to add debt to the balance sheet. We were also worried about increasing competition in XPO’s

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

freight brokerage and last-mile delivery businesses. Health insurer Humana was caught up in concerns about proposed Medicare for All legislation. Humana’s Medicare Advantage is a key program for the company. We eliminated the holding.

Outlook

Our investment process focuses on companies of all capitalization sizes with improving business fundamentals. The fund’s positioning remains largely stock specific. As of October 31, 2019, the largest overweight allocations relative to the benchmark were in the communication services and consumer discretionary sectors. The portfolio was underweight industrials and health care.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	8.3%
Alphabet, Inc., Class A	8.0%
Amazon.com, Inc.	7.2%
Apple, Inc.	5.7%
MasterCard, Inc., Class A	4.3%
Facebook, Inc., Class A	3.9%
Visa, Inc., Class A	2.7%
UnitedHealth Group, Inc.	2.5%
Union Pacific Corp.	2.4%
Walt Disney Co. (The)	2.4%

Top Five Industries	% of net assets
Software	12.5%
Interactive Media and Services	12.3%
IT Services	9.7%
Internet and Direct Marketing Retail	7.2%
Technology Hardware, Storage and Peripherals	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.3%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.4)%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,031.30	$5.12	1.00%
I Class	$1,000	$1,032.30	$4.10	0.80%
A Class	$1,000	$1,030.10	$6.40	1.25%
C Class	$1,000	$1,026.20	$10.21	2.00%
R Class	$1,000	$1,028.80	$7.67	1.50%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 99.6%
Aerospace and Defense — 2.7%
Boeing Co. (The)	22,638	$7,694,882
Lockheed Martin Corp.	64,294	24,218,264
		31,913,146
Airlines — 0.6%
Delta Air Lines, Inc.	131,566	7,246,655
Auto Components — 0.1%
Aptiv plc	19,712	1,765,210
Biotechnology — 1.6%
Biogen, Inc.(1)	24,222	7,235,353
Vertex Pharmaceuticals, Inc.(1)	62,639	12,244,672
		19,480,025
Capital Markets — 1.1%
Charles Schwab Corp. (The)	318,646	12,972,079
Chemicals — 1.3%
Dow, Inc.	309,467	15,624,989
Communications Equipment — 1.0%
Arista Networks, Inc.(1)	49,154	12,021,594
Consumer Finance — 0.6%
American Express Co.	58,098	6,813,733
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	99,001	12,663,218
Entertainment — 3.3%
Liberty Media Corp-Liberty Formula One, Class C(1)	76,282	3,241,985
Take-Two Interactive Software, Inc.(1)	66,991	8,062,367
Walt Disney Co. (The)	218,662	28,408,567
		39,712,919
Equity Real Estate Investment Trusts (REITs) — 3.1%
Equity Residential	131,517	11,660,297
SBA Communications Corp.	105,616	25,416,491
		37,076,788
Food and Staples Retailing — 0.9%
Walmart, Inc.	88,129	10,334,006
Food Products — 0.7%
Beyond Meat, Inc.(1)(2)	24,096	2,034,907
Mondelez International, Inc., Class A	118,537	6,217,266
		8,252,173
Health Care Equipment and Supplies — 4.1%
Baxter International, Inc.	242,809	18,623,450
Boston Scientific Corp.(1)	275,975	11,508,158
Edwards Lifesciences Corp.(1)	34,378	8,195,028
IDEXX Laboratories, Inc.(1)	6,347	1,808,958

10

	Shares	Value
Intuitive Surgical, Inc.(1)	15,663	$8,660,856
		48,796,450
Health Care Providers and Services — 2.7%
Quest Diagnostics, Inc.	33,721	3,414,251
UnitedHealth Group, Inc.	116,015	29,316,991
		32,731,242
Hotels, Restaurants and Leisure — 4.6%
Chipotle Mexican Grill, Inc.(1)	7,676	5,973,156
Darden Restaurants, Inc.	95,289	10,698,096
Domino's Pizza, Inc.	43,354	11,775,814
Las Vegas Sands Corp.	117,246	7,250,493
Royal Caribbean Cruises Ltd.	178,969	19,477,196
		55,174,755
Household Products — 1.7%
Church & Dwight Co., Inc.	105,620	7,387,063
Procter & Gamble Co. (The)	100,907	12,563,930
		19,950,993
Insurance — 0.6%
Progressive Corp. (The)	102,023	7,111,003
Interactive Media and Services — 12.3%
Alphabet, Inc., Class A(1)	75,495	95,033,106
Facebook, Inc., Class A(1)	242,735	46,520,163
Twitter, Inc.(1)	174,342	5,225,029
		146,778,298
Internet and Direct Marketing Retail — 7.2%
Amazon.com, Inc.(1)	48,573	86,297,706
IT Services — 9.7%
Fastly, Inc., Class A(1)(2)	142,168	2,846,203
MasterCard, Inc., Class A	185,536	51,358,220
PayPal Holdings, Inc.(1)	228,768	23,814,749
VeriSign, Inc.(1)	23,484	4,462,430
Visa, Inc., Class A	182,931	32,719,039
		115,200,641
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	33,478	2,535,958
Illumina, Inc.(1)	22,636	6,689,391
		9,225,349
Machinery — 1.5%
Cummins, Inc.	106,150	18,308,752
Multiline Retail — 0.5%
Target Corp.	57,165	6,111,510
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	39,711	7,396,968
Pharmaceuticals — 3.7%
Merck & Co., Inc.	284,795	24,680,335
Novo Nordisk A/S, B Shares	262,694	14,463,464
Zoetis, Inc.	39,818	5,093,518
		44,237,317

11

	Shares	Value
Road and Rail — 2.7%
Lyft, Inc., Class A(1)	93,253	$3,864,405
Union Pacific Corp.	172,568	28,553,101
		32,417,506
Semiconductors and Semiconductor Equipment — 5.5%
Analog Devices, Inc.	99,756	10,636,982
Applied Materials, Inc.	208,006	11,286,406
ASML Holding NV	66,114	17,344,951
Broadcom, Inc.	90,352	26,459,583
		65,727,922
Software — 12.5%
Adobe, Inc.(1)	58,943	16,382,028
Datadog, Inc., Class A(1)(2)	57,187	1,920,911
Microsoft Corp.	687,341	98,544,079
PagerDuty, Inc.(1)	174,985	4,022,905
Palo Alto Networks, Inc.(1)	36,397	8,276,314
salesforce.com, Inc.(1)	112,951	17,675,702
Zendesk, Inc.(1)	17,288	1,221,397
Zoom Video Communications, Inc., Class A(1)(2)	12,756	891,517
		148,934,853
Specialty Retail — 3.1%
Home Depot, Inc. (The)	68,388	16,042,457
TJX Cos., Inc. (The)	353,209	20,362,499
		36,404,956
Technology Hardware, Storage and Peripherals — 5.7%
Apple, Inc.	274,786	68,355,765
Textiles, Apparel and Luxury Goods — 2.0%
NIKE, Inc., Class B	264,823	23,714,900
TOTAL COMMON STOCKS (Cost $722,461,403)		1,188,753,421
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $3,155,121), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $3,089,529)		3,089,401
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $1,055,190), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $1,031,019)		1,031,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,515	1,515
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,121,916)		4,121,916
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $5,413,498)	5,413,498	5,413,498
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $731,996,817)		1,198,288,835
OTHER ASSETS AND LIABILITIES — (0.4)%		(5,112,890)
TOTAL NET ASSETS — 100.0%		$1,193,175,945

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	677,036	USD	744,942	Credit Suisse AG	12/31/19	$13,247
EUR	1,026,426	USD	1,133,763	Credit Suisse AG	12/31/19	15,694
EUR	792,834	USD	875,233	Credit Suisse AG	12/31/19	12,633
EUR	124,931	USD	138,474	Credit Suisse AG	12/31/19	1,432
EUR	654,529	USD	731,573	Credit Suisse AG	12/31/19	1,410
EUR	13,816,504	USD	15,482,180	Credit Suisse AG	12/31/19	(9,575)
USD	17,918,474	EUR	16,079,610	Credit Suisse AG	12/31/19	(88,502)
USD	512,996	EUR	466,182	Credit Suisse AG	12/31/19	(9,065)
USD	150,826	EUR	135,900	Credit Suisse AG	12/31/19	(1,364)
USD	456,864	EUR	410,568	Credit Suisse AG	12/31/19	(2,917)
USD	15,181,017	EUR	13,566,593	Credit Suisse AG	12/31/19	(11,721)
USD	615,602	EUR	553,374	Goldman Sachs & Co.	12/31/19	(4,102)
						$(82,830)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,212,512. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $7,386,450, which includes securities collateral of $1,972,952.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $726,583,319) — including $7,212,512 of securities on loan	$1,192,875,337
Investment made with cash collateral received for securities on loan, at value (cost of $5,413,498)	5,413,498
Total investment securities, at value (cost of $731,996,817)	1,198,288,835
Receivable for investments sold	10,646,842
Receivable for capital shares sold	60,311
Unrealized appreciation on forward foreign currency exchange contracts	44,416
Dividends and interest receivable	311,896
Securities lending receivable	231,515
1,209,583,815

Liabilities
Payable for collateral received for securities on loan	5,413,498
Payable for investments purchased	9,668,499
Payable for capital shares redeemed	190,923
Unrealized depreciation on forward foreign currency exchange contracts	127,246
Accrued management fees	994,814
Distribution and service fees payable	12,890
16,407,870

Net Assets	$1,193,175,945

Net Assets Consist of:
Capital (par value and paid-in surplus)	$649,854,272
Distributable earnings	543,321,673
$1,193,175,945

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,152,249,077	32,354,718	$35.61
I Class, $0.01 Par Value	$7,796,243	214,086	$36.42
A Class, $0.01 Par Value	$13,143,177	379,793	$34.61*
C Class, $0.01 Par Value	$4,267,980	134,648	$31.70
R Class, $0.01 Par Value	$15,719,468	467,655	$33.61
*Maximum offering price $36.72 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $72,367)	$12,815,163
Securities lending, net	564,548
Interest	168,161
13,547,872

Expenses:
Management fees	11,420,947
Distribution and service fees:
A Class	31,058
C Class	45,429
R Class	76,809
Directors' fees and expenses	35,336
Other expenses	1,799
11,611,378

Net investment income (loss)	1,936,494

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	78,410,219
Forward foreign currency exchange contract transactions	1,357,920
Foreign currency translation transactions	2,204
79,770,343

Change in net unrealized appreciation (depreciation) on:
Investments	93,447,821
Forward foreign currency exchange contracts	(627,855)
Translation of assets and liabilities in foreign currencies	(240)
92,819,726

Net realized and unrealized gain (loss)	172,590,069

Net Increase (Decrease) in Net Assets Resulting from Operations	$174,526,563

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$1,936,494	$(856,024)
Net realized gain (loss)	79,770,343	122,878,958
Change in net unrealized appreciation (depreciation)	92,819,726	(23,167,035)
Net increase (decrease) in net assets resulting from operations	174,526,563	98,855,899

Distributions to Shareholders
From earnings:
Investor Class	(118,545,212)	(86,141,596)
I Class	(288,902)	(157,527)
A Class	(1,367,358)	(841,233)
C Class	(578,641)	(384,114)
R Class	(1,764,994)	(1,261,456)
Decrease in net assets from distributions	(122,545,107)	(88,785,926)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	26,164,959	(8,606,955)

Net increase (decrease) in net assets	78,146,415	1,463,018

Net Assets
Beginning of period	1,115,029,530	1,113,566,512
End of period	$1,193,175,945	$1,115,029,530

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$5,413,498	—	—	—	$5,413,498
Gross amount of recognized liabilities for securities lending transactions					$5,413,498

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class
1.000%	0.800%	1.000%	1.000%	1.000%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,633,958 and $1,547,935, respectively. The effect of interfund transactions on the Statement of Operations was $(405,502) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $383,919,826 and $472,437,486, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		275,000,000
Sold	801,708	$26,580,164	928,819	$32,780,365
Issued in reinvestment of distributions	4,051,387	116,193,788	2,543,226	84,155,360
Redeemed	(3,671,990)	(121,267,873)	(3,645,506)	(128,563,749)
	1,181,105	21,506,079	(173,461)	(11,628,024)
I Class/Shares Authorized	40,000,000		20,000,000
Sold	179,056	6,183,442	34,439	1,233,710
Issued in reinvestment of distributions	9,605	281,144	4,684	157,527
Redeemed	(46,587)	(1,613,282)	(23,193)	(822,320)
	142,074	4,851,304	15,930	568,917
A Class/Shares Authorized	30,000,000		20,000,000
Sold	93,930	3,061,559	88,125	3,055,362
Issued in reinvestment of distributions	48,506	1,354,292	25,613	830,104
Redeemed	(121,051)	(3,845,778)	(56,116)	(1,943,945)
	21,385	570,073	57,622	1,941,521
C Class/Shares Authorized	30,000,000		20,000,000
Sold	19,350	597,346	22,672	739,682
Issued in reinvestment of distributions	22,480	578,641	12,631	384,114
Redeemed	(57,716)	(1,718,327)	(24,312)	(780,905)
	(15,886)	(542,340)	10,991	342,891
R Class/Shares Authorized	30,000,000		20,000,000
Sold	85,853	2,728,115	122,415	4,142,899
Issued in reinvestment of distributions	64,937	1,764,994	39,756	1,261,456
Redeemed	(151,019)	(4,713,266)	(153,994)	(5,236,615)
	(229)	(220,157)	8,177	167,740
Net increase (decrease)	1,328,449	$26,164,959	(80,741)	$(8,606,955)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,156,945,006	$31,808,415	—
Temporary Cash Investments	1,515	4,120,401	—
Temporary Cash Investments - Securities Lending Collateral	5,413,498	—	—
	$1,162,360,019	$35,928,816	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$44,416	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$127,246	—
7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $22,882,441.

The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $44,416 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $127,246 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,357,920 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(627,855) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$122,545,107	$88,785,926

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$732,436,785
Gross tax appreciation of investments	$475,980,413
Gross tax depreciation of investments	(10,128,363)
Net tax appreciation (depreciation) of investments	465,852,050
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(240)
Net tax appreciation (depreciation)	$465,851,810
Undistributed ordinary income	$1,314,358
Accumulated long-term gains	$76,155,505

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Corporate Event

On September 11, 2019, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Growth Fund, one fund in a series issued by the corporation, in exchange for shares of Growth Fund. The financial statements and performance history of Growth Fund will survive after the reorganization. The reorganization is expected to be effective as of the close of the NYSE on February 21, 2020.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$34.65	0.06	4.74	4.80	(3.84)	$35.61	16.52%	1.00%	0.19%	34%	$1,152,249
2018	$34.51	(0.02)	2.94	2.92	(2.78)	$34.65	8.83%	1.00%	(0.06)%	49%	$1,080,124
2017	$30.56	(0.01)	6.41	6.40	(2.45)	$34.51	22.43%	1.01%	(0.03)%	44%	$1,081,686
2016	$32.53	(0.03)	0.08	0.05	(2.02)	$30.56	0.24%	1.00%	(0.09)%	49%	$971,588
2015	$34.71	(0.05)	2.71	2.66	(4.84)	$32.53	9.40%	1.00%	(0.15)%	43%	$1,082,419
I Class
2019	$35.27	0.13	4.86	4.99	(3.84)	$36.42	16.77%	0.80%	0.39%	34%	$7,796
2018	$35.01	0.05	2.99	3.04	(2.78)	$35.27	9.06%	0.80%	0.14%	49%	$2,540
2017	$30.92	0.02	6.52	6.54	(2.45)	$35.01	22.64%	0.81%	0.17%	44%	$1,964
2016	$32.83	0.03	0.08	0.11	(2.02)	$30.92	0.46%	0.80%	0.11%	49%	$318
2015	$34.92	0.01	2.74	2.75	(4.84)	$32.83	9.60%	0.80%	0.05%	43%	$280
A Class
2019	$33.86	(0.02)	4.61	4.59	(3.84)	$34.61	16.23%	1.25%	(0.06)%	34%	$13,143
2018	$33.86	(0.11)	2.89	2.78	(2.78)	$33.86	8.56%	1.25%	(0.31)%	49%	$12,136
2017	$30.10	(0.09)	6.30	6.21	(2.45)	$33.86	22.12%	1.26%	(0.28)%	44%	$10,185
2016	$32.15	(0.10)	0.07	(0.03)	(2.02)	$30.10	(0.02)%	1.25%	(0.34)%	49%	$10,743
2015	$34.44	(0.13)	2.68	2.55	(4.84)	$32.15	9.12%	1.25%	(0.40)%	43%	$10,657

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2019	$31.57	(0.24)	4.21	3.97	(3.84)	$31.70	15.38%	2.00%	(0.81)%	34%	$4,268
2018	$31.97	(0.35)	2.73	2.38	(2.78)	$31.57	7.76%	2.00%	(1.06)%	49%	$4,752
2017	$28.75	(0.30)	5.97	5.67	(2.45)	$31.97	21.21%	2.01%	(1.03)%	44%	$4,461
2016	$31.02	(0.31)	0.06	(0.25)	(2.02)	$28.75	(0.77)%	2.00%	(1.09)%	49%	$4,324
2015	$33.62	(0.35)	2.59	2.24	(4.84)	$31.02	8.32%	2.00%	(1.15)%	43%	$4,656
R Class
2019	$33.08	(0.10)	4.47	4.37	(3.84)	$33.61	15.95%	1.50%	(0.31)%	34%	$15,719
2018	$33.22	(0.19)	2.83	2.64	(2.78)	$33.08	8.29%	1.50%	(0.56)%	49%	$15,478
2017	$29.65	(0.16)	6.18	6.02	(2.45)	$33.22	21.79%	1.51%	(0.53)%	44%	$15,271
2016	$31.77	(0.18)	0.08	(0.10)	(2.02)	$29.65	(0.25)%	1.50%	(0.59)%	49%	$13,809
2015	$34.16	(0.20)	2.65	2.45	(4.84)	$31.77	8.87%	1.50%	(0.65)%	43%	$13,544

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of All Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

30

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was at its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including

31

cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

32

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $124,833,954, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $2,328,349 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90973 1912

Annual Report

October 31, 2019

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
R5 Class (ABGNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	11.82%	6.15%	8.83%	—	10/20/88
Blended Index	—	13.64%	7.91%	9.84%	—	—
S&P 500 Index	—	14.33%	10.77%	13.69%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	11.51%	3.24%	3.73%	—	—
I Class	ABINX	12.04%	6.36%	9.04%	—	5/1/00
R5 Class	ABGNX	12.04%	—	—	8.23%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $23,319

Blended Index — $25,567

S&P 500 Index — $36,096

Bloomberg Barclays U.S. Aggregate Bond Index — $14,420

Total Annual Fund Operating Expenses
Investor Class	I Class	R5 Class
0.91%	0.71%	0.71%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi

Fixed-Income Portfolio Managers: Bob Gahagan, Brian Howell and Charles Tan

Performance Summary

Balanced returned 11.82%* for the 12 months ended October 31, 2019. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 13.64%. Balanced seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The purpose of the broad bond market exposure is to reduce the volatility of the equity portfolio, providing a more attractive overall risk/return profile for investors. The total fund’s drivers of both absolute and relative returns, however, are typically a function of the equity allocation. Therefore, the performance attribution discussion focuses primarily on the equity segment.

Materials and Real Estate Largest Equity Detractors

The largest detractors from relative performance were the materials and real estate sectors. Consumer discretionary also detracted. In materials, stock selection among metals and mining companies was weak. Among these companies was Steel Dynamics, which was among the top detracting individual positions during the period. Demand for steel was hurt when trade tensions escalated, weighing on the industry group. Positioning within paper and forest products was also negative, and a position in Domtar was among the top individual detractors from relative performance. We have since exited the position. Security selection within chemicals companies also weighed on results.

In real estate, stock selection within equity real estate investment trusts (REITs) weighed on returns. Most notably, an underweight position in American Tower was among the leading detractors from relative performance. The company has seen significant demand for its cellular tower spaces given the transition to 5G technology but maintains a low score for valuation. As a result, we had some exposure to the stock, but less than the benchmark. A position in The GEO Group also reduced returns.

Selection within consumer discretionary also hurt returns. Textiles, apparel and luxury goods companies Tapestry and Capri Holdings were among the top individual detractors, as was multiline retail company Kohl’s. All three of these positions have since been closed.

Information Technology and Energy Led Equity Gains

Positioning in the information technology sector contributed to performance, particularly in the electronic equipment, instruments and components, technology hardware, storage and peripherals and software industries. Successful stock choices within electronic equipment, instruments and components included a position in Keysight Technologies, which was among the top individual contributors to performance. The stock maintains high scores for quality, growth and sentiment. In technology hardware, storage and peripherals, an overweight to Apple was beneficial to returns, as was a position in software company VMware. Both of these companies were among the top-performing positions for the 12 months. We have since closed our position in VMware.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Stock choices in the oil, gas and consumable fuels industry within the energy sector also boosted relative results. An underweight to Exxon Mobil was a top contributor. The company maintains poor scores across all four factors of our model. Avoidance of several energy equipment and services companies, which are present in the index, also helped relative results.

Other top contributors for the 12-month period included an overweight to AutoZone, a company that saw its stock price rise due to strong earnings supported by demand for its automotive products. An overweight to Waste Management also benefited results during the period, although we have since closed the position.

Bond Performance Positive

Bond market performance was strong during the year. In late 2018, hawkish comments made by Chairman Jerome Powell caused concern that the Federal Reserve (the Fed) may continue to raise rates in the face of unsupportive data. This led to market volatility and yield spread widening across many asset classes. When yield spreads widen, higher-yielding corporate and mortgage-backed securities typically underperform higher-quality U.S. Treasury securities. Indeed, Treasury yields fell as investors looked for safe-haven assets.

However, a shift occurred in January of 2019. The Fed pivoted and asserted a patient stance on the pace of future rate increases. This helped to stoke a recovery across fixed-income markets. Spreads narrowed and rates temporarily rose. Generally solid corporate earnings helped corporate debt to outperform for much of the latter part of the period. Despite many positive economic data points present in the U.S. economy, investors feared a potential recession, and the Fed cut the target overnight lending rate by 25 basis points in July. This led to falling interest rates across much of the Treasury curve, particularly at the long end. The Fed cut the overnight rate by another 25 basis points in August, and then again in October, further stoking a bond market rally. During the 12 months, long-dated Treasuries outperformed much of the broader market. Corporate debt generally outperformed like-duration Treasuries over the period. Treasury inflation-protected securities produced positive performance but trailed many other fixed-income instruments due to a lack of inflation.

Outlook

The U.S. continues to enjoy economic growth and a strong job market, despite concerns over moderating global growth and continued supportive measures by central banks. With the continued existence of such variables as trade disputes, Brexit difficulties and other geopolitical uncertainty, it is reasonable to expect that markets may continue to experience periodic bouts of volatility. However, volatility adjusts valuations and can provide buying opportunities. We will continue to monitor the situation and invest appropriately. We believe that the continuing uncertainty on many fronts highlights the benefits of a balanced approach involving exposure to both stocks and bonds, which is intended to reduce overall price fluctuations and improve risk-adjusted performance.

Fund Characteristics

OCTOBER 31, 2019
Key Fixed-Income Portfolio Statistics
Weighted Average Life to Maturity	7.8 years
Average Duration (effective)	5.7 years

Top Ten Common Stocks	% of net assets
Microsoft Corp.	3.0%
Apple, Inc.	2.9%
Alphabet, Inc., Class A	2.2%
Amazon.com, Inc.	2.2%
JPMorgan Chase & Co.	1.5%
Facebook, Inc., Class A	1.4%
Visa, Inc., Class A	1.2%
Bank of America Corp.	1.1%
Verizon Communications, Inc.	1.1%
Merck & Co., Inc.	1.0%

Top Five Common Stocks Industries	% of net assets
Software	5.0%
Banks	3.7%
Interactive Media and Services	3.6%
Technology Hardware, Storage and Peripherals	2.9%
IT Services	2.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	58.3%
U.S. Treasury Securities	12.4%
Corporate Bonds	11.1%
U.S. Government Agency Mortgage-Backed Securities	8.5%
Asset-Backed Securities	2.1%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	1.5%
Collateralized Loan Obligations	1.1%
Municipal Securities	0.6%
Sovereign Governments and Agencies	0.3%
U.S. Government Agency Securities	0.1%
Bank Loan Obligations	—*
Temporary Cash Investments	3.7%
Other Assets and Liabilities	(1.3)%
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.60	$4.62	0.90%
I Class	$1,000	$1,037.60	$3.60	0.70%
R5 Class	$1,000	$1,037.60	$3.60	0.70%
Hypothetical
Investor Class	$1,000	$1,020.67	$4.58	0.90%
I Class	$1,000	$1,021.68	$3.57	0.70%
R5 Class	$1,000	$1,021.68	$3.57	0.70%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2019

	Shares/ Principal Amount	Value
COMMON STOCKS — 58.3%
Aerospace and Defense — 0.8%
HEICO Corp.	33,212	$4,096,368
Hexcel Corp.	30,632	2,285,760
Mercury Systems, Inc.(1)	3,118	229,672
Northrop Grumman Corp.	2,525	890,012
		7,501,812
Air Freight and Logistics — 0.1%
CH Robinson Worldwide, Inc.	18,206	1,377,102
Airlines — 0.1%
Delta Air Lines, Inc.	12,291	676,988
Auto Components — 0.5%
Gentex Corp.	151,504	4,249,687
Banks — 3.7%
Bank of America Corp.	329,953	10,317,630
Comerica, Inc.	61,306	4,010,639
JPMorgan Chase & Co.	105,833	13,220,658
SVB Financial Group(1)	4,600	1,018,808
Wells Fargo & Co.	104,838	5,412,786
		33,980,521
Beverages — 1.4%
Coca-Cola Co. (The)	81,979	4,462,117
PepsiCo, Inc.	57,963	7,950,785
		12,412,902
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.(1)	17,467	1,841,022
Amgen, Inc.	33,614	7,168,186
Biogen, Inc.(1)	21,375	6,384,926
Celgene Corp.(1)	31,834	3,439,027
Gilead Sciences, Inc.	10,313	657,041
Incyte Corp.(1)	17,814	1,494,951
		20,985,153
Building Products — 1.0%
Builders FirstSource, Inc.(1)	68,369	1,545,823
Johnson Controls International plc	133,916	5,802,581
Masco Corp.	31,777	1,469,686
		8,818,090
Capital Markets — 0.8%
Artisan Partners Asset Management, Inc., Class A	35,697	976,313
MSCI, Inc.	8,815	2,067,646
TD Ameritrade Holding Corp.	104,358	4,005,260
		7,049,219

	Shares/ Principal Amount	Value
Chemicals — 1.2%
CF Industries Holdings, Inc.	8,578	$389,012
Ecolab, Inc.	25,699	4,936,007
NewMarket Corp.	8,271	4,015,488
Valvoline, Inc.	54,031	1,153,022
		10,493,529
Commercial Services and Supplies — 0.8%
Republic Services, Inc.	55,678	4,872,382
Tetra Tech, Inc.	18,314	1,601,925
UniFirst Corp.	3,575	718,003
		7,192,310
Communications Equipment — 1.6%
Cisco Systems, Inc.	182,012	8,647,390
Juniper Networks, Inc.	49,464	1,227,697
Motorola Solutions, Inc.	28,010	4,658,623
		14,533,710
Construction and Engineering — 0.4%
MasTec, Inc.(1)	60,196	3,788,736
Consumer Finance — 1.6%
American Express Co.	44,446	5,212,627
Discover Financial Services	53,927	4,328,181
Synchrony Financial	135,592	4,795,889
		14,336,697
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	21,811	4,636,582
Diversified Telecommunication Services — 1.2%
AT&T, Inc.	32,449	1,248,962
Verizon Communications, Inc.	162,333	9,816,277
		11,065,239
Electric Utilities — 0.8%
IDACORP, Inc.	28,924	3,112,801
NextEra Energy, Inc.	16,151	3,849,429
		6,962,230
Electrical Equipment — 0.3%
Acuity Brands, Inc.	21,620	2,697,960
Electronic Equipment, Instruments and Components — 0.8%
CDW Corp.	15,355	1,964,058
Keysight Technologies, Inc.(1)	54,383	5,487,789
		7,451,847
Entertainment — 1.8%
Activision Blizzard, Inc.	92,748	5,196,670
Electronic Arts, Inc.(1)	54,999	5,301,904
Take-Two Interactive Software, Inc.(1)	40,334	4,854,197
Walt Disney Co. (The)	5,870	762,630
		16,115,401
Equity Real Estate Investment Trusts (REITs) — 1.7%
Alexander & Baldwin, Inc.	12,336	290,019

	Shares/ Principal Amount	Value
American Tower Corp.	29,033	$6,331,517
GEO Group, Inc. (The)	20,361	309,894
Life Storage, Inc.	39,679	4,321,837
PS Business Parks, Inc.	6,780	1,224,129
SBA Communications Corp.	5,710	1,374,112
Weingarten Realty Investors	43,785	1,389,298
		15,240,806
Food and Staples Retailing — 0.1%
Casey's General Stores, Inc.	7,209	1,231,369
Food Products — 1.6%
Campbell Soup Co.	111,854	5,179,958
General Mills, Inc.	96,616	4,913,890
Hershey Co. (The)	30,725	4,512,581
		14,606,429
Health Care Equipment and Supplies — 2.0%
Danaher Corp.	10,812	1,490,110
Edwards Lifesciences Corp.(1)	24,534	5,848,415
Hologic, Inc.(1)	90,575	4,375,678
Integer Holdings Corp.(1)	9,182	711,054
Stryker Corp.	28,876	6,245,013
		18,670,270
Health Care Providers and Services — 0.3%
Amedisys, Inc.(1)	13,672	1,757,125
Chemed Corp.	1,667	656,648
UnitedHealth Group, Inc.	3,051	770,988
		3,184,761
Health Care Technology — 0.5%
Veeva Systems, Inc., Class A(1)	29,442	4,175,759
Hotels, Restaurants and Leisure — 0.8%
Starbucks Corp.	82,529	6,978,652
Household Products — 1.5%
Colgate-Palmolive Co.	76,291	5,233,563
Procter & Gamble Co. (The)	67,277	8,376,659
		13,610,222
Insurance — 1.5%
Arch Capital Group Ltd.(1)	95,376	3,982,902
Mercury General Corp.	37,796	1,816,476
Progressive Corp. (The)	70,128	4,887,921
RenaissanceRe Holdings Ltd.	15,337	2,870,780
		13,558,079
Interactive Media and Services — 3.6%
Alphabet, Inc., Class A(1)	16,123	20,295,632
Facebook, Inc., Class A(1)	64,983	12,453,992
		32,749,624
Internet and Direct Marketing Retail — 2.7%
Amazon.com, Inc.(1)	11,152	19,813,312

	Shares/ Principal Amount	Value
eBay, Inc.	122,947	$4,333,882
		24,147,194
IT Services — 2.8%
Amdocs Ltd.	18,844	1,228,629
EVERTEC, Inc.	22,082	675,488
MasterCard, Inc., Class A	23,139	6,405,106
PayPal Holdings, Inc.(1)	65,209	6,788,257
Visa, Inc., Class A	59,630	10,665,422
		25,762,902
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	62,182	4,710,286
Bio-Rad Laboratories, Inc., Class A(1)	12,618	4,184,381
Thermo Fisher Scientific, Inc.	6,859	2,071,281
		10,965,948
Machinery — 0.4%
Allison Transmission Holdings, Inc.	93,882	4,094,194
Metals and Mining — 0.4%
Royal Gold, Inc.	22,648	2,614,485
Steel Dynamics, Inc.	26,885	816,229
		3,430,714
Oil, Gas and Consumable Fuels — 1.2%
Chevron Corp.	7,928	920,758
CVR Energy, Inc.	77,575	3,678,606
Exxon Mobil Corp.	32,301	2,182,579
HollyFrontier Corp.	80,602	4,428,274
		11,210,217
Pharmaceuticals — 2.2%
Jazz Pharmaceuticals plc(1)	10,043	1,261,702
Johnson & Johnson	27,377	3,614,859
Merck & Co., Inc.	106,579	9,236,136
Pfizer, Inc.	12,082	463,586
Zoetis, Inc.	45,207	5,782,880
		20,359,163
Professional Services — 0.5%
IHS Markit Ltd.(1)	14,352	1,004,927
Verisk Analytics, Inc.	23,646	3,421,576
		4,426,503
Semiconductors and Semiconductor Equipment — 1.6%
Applied Materials, Inc.	74,088	4,020,015
Broadcom, Inc.	25,876	7,577,787
Intel Corp.	48,080	2,717,962
		14,315,764
Software — 5.0%
Adobe, Inc.(1)	20,105	5,587,783
Cadence Design Systems, Inc.(1)	41,087	2,685,035
Intuit, Inc.	20,867	5,373,252
Microsoft Corp.	190,537	27,317,290

	Shares/ Principal Amount	Value
Oracle Corp. (New York)	86,850	$4,732,457
		45,695,817
Specialty Retail — 1.6%
AutoZone, Inc.(1)	4,703	5,382,019
Home Depot, Inc. (The)	16,053	3,765,713
Murphy USA, Inc.(1)	33,906	3,998,535
O'Reilly Automotive, Inc.(1)	4,355	1,896,646
		15,042,913
Technology Hardware, Storage and Peripherals — 2.9%
Apple, Inc.	107,699	26,791,203
Textiles, Apparel and Luxury Goods — 0.3%
NIKE, Inc., Class B	29,286	2,622,561
Thrifts and Mortgage Finance — 0.2%
Essent Group Ltd.	36,708	1,912,120
TOTAL COMMON STOCKS (Cost $400,339,567)		531,108,899
U.S. TREASURY SECURITIES — 12.4%
U.S. Treasury Bonds, 5.00%, 5/15/37	$200,000	292,750
U.S. Treasury Bonds, 3.50%, 2/15/39	140,000	173,756
U.S. Treasury Bonds, 4.625%, 2/15/40	1,300,000	1,861,742
U.S. Treasury Bonds, 4.375%, 5/15/41	1,400,000	1,955,898
U.S. Treasury Bonds, 3.125%, 11/15/41	2,300,000	2,707,846
U.S. Treasury Bonds, 3.00%, 5/15/42	3,300,000	3,810,147
U.S. Treasury Bonds, 2.75%, 11/15/42	2,180,000	2,416,522
U.S. Treasury Bonds, 2.875%, 5/15/43	1,300,000	1,471,666
U.S. Treasury Bonds, 3.125%, 8/15/44	500,000	592,031
U.S. Treasury Bonds, 3.00%, 11/15/44	600,000	696,281
U.S. Treasury Bonds, 2.50%, 2/15/45	6,000,000	6,376,406
U.S. Treasury Bonds, 3.00%, 5/15/45	600,000	697,828
U.S. Treasury Bonds, 3.00%, 11/15/45	700,000	815,623
U.S. Treasury Bonds, 3.375%, 11/15/48	1,900,000	2,391,365
U.S. Treasury Bonds, 2.25%, 8/15/49	5,500,000	5,581,641
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	1,805,382	1,823,297
U.S. Treasury Notes, 2.50%, 5/31/20(2)	1,200,000	1,206,211
U.S. Treasury Notes, 2.00%, 10/31/21	800,000	807,156
U.S. Treasury Notes, 2.625%, 12/15/21	5,500,000	5,627,402
U.S. Treasury Notes, 1.875%, 1/31/22(2)	1,000,000	1,007,520
U.S. Treasury Notes, 2.375%, 3/15/22	4,300,000	4,387,344
U.S. Treasury Notes, 1.875%, 4/30/22	1,800,000	1,815,645
U.S. Treasury Notes, 1.75%, 6/15/22	2,400,000	2,415,375
U.S. Treasury Notes, 1.875%, 9/30/22	300,000	303,199
U.S. Treasury Notes, 2.00%, 11/30/22	15,200,000	15,420,281
U.S. Treasury Notes, 2.875%, 11/30/23	6,600,000	6,951,141
U.S. Treasury Notes, 2.375%, 2/29/24	1,500,000	1,553,496
U.S. Treasury Notes, 1.25%, 8/31/24	9,000,000	8,891,016
U.S. Treasury Notes, 2.625%, 12/31/25	3,300,000	3,500,385
U.S. Treasury Notes, 1.375%, 8/31/26	700,000	689,773

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.625%, 9/30/26	$2,800,000	$2,803,773
U.S. Treasury Notes, 1.625%, 10/31/26	8,200,000	8,210,730
U.S. Treasury Notes, 3.125%, 11/15/28	7,200,000	8,075,813
U.S. Treasury Notes, 2.375%, 5/15/29	1,000,000	1,060,527
U.S. Treasury Notes, 1.625%, 8/15/29	4,100,000	4,076,057
TOTAL U.S. TREASURY SECURITIES (Cost $107,335,695)		112,467,643
CORPORATE BONDS — 11.1%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.80%, 3/1/45	80,000	88,601
United Technologies Corp., 6.05%, 6/1/36	250,000	336,467
		425,068
Air Freight and Logistics†
United Parcel Service, Inc., 2.80%, 11/15/24	300,000	310,904
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	275,000	275,116
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	150,000	151,614
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	440,000	461,632
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	400,000	398,275
Ford Motor Credit Co. LLC, 3.35%, 11/1/22	310,000	311,167
General Motors Co., 5.15%, 4/1/38	260,000	263,770
General Motors Financial Co., Inc., 3.20%, 7/6/21	620,000	627,680
General Motors Financial Co., Inc., 5.25%, 3/1/26	290,000	314,854
		2,804,108
Banks — 2.7%
Banco Santander SA, 3.50%, 4/11/22	400,000	411,975
Bank of America Corp., 4.10%, 7/24/23	370,000	395,524
Bank of America Corp., MTN, 4.20%, 8/26/24	610,000	657,710
Bank of America Corp., MTN, 4.00%, 1/22/25	1,475,000	1,575,775
Bank of America Corp., MTN, 5.00%, 1/21/44	110,000	140,098
Bank of America Corp., MTN, VRN, 3.19%, 7/23/30	577,000	595,578
Bank of America Corp., MTN, VRN, 4.44%, 1/20/48	140,000	167,820
Bank of America Corp., VRN, 3.00%, 12/20/23	911,000	932,322
Barclays Bank plc, 5.14%, 10/14/20	200,000	205,143
BNP Paribas SA, 4.375%, 9/28/25(3)	200,000	215,221
BPCE SA, 3.00%, 5/22/22(3)	250,000	254,420
BPCE SA, 5.15%, 7/21/24(3)	200,000	220,095
Citibank N.A., 3.65%, 1/23/24	350,000	371,640
Citigroup, Inc., 2.90%, 12/8/21	650,000	661,573
Citigroup, Inc., 2.75%, 4/25/22	325,000	330,054
Citigroup, Inc., 4.05%, 7/30/22	70,000	73,400
Citigroup, Inc., 3.20%, 10/21/26	1,005,000	1,045,016
Citigroup, Inc., 4.45%, 9/29/27	800,000	881,528
Citigroup, Inc., VRN, 3.52%, 10/27/28	390,000	411,304
Cooperatieve Rabobank UA, 3.95%, 11/9/22	450,000	470,086
Discover Bank, 3.35%, 2/6/23	250,000	258,183
Discover Bank, 3.45%, 7/27/26	500,000	519,309

	Shares/ Principal Amount	Value
Fifth Third BanCorp., 4.30%, 1/16/24	$110,000	$118,972
Fifth Third BanCorp., 2.375%, 1/28/25	600,000	602,641
Fifth Third Bank, 2.875%, 10/1/21	250,000	254,374
HSBC Bank plc, 4.125%, 8/12/20(3)	300,000	305,139
HSBC Holdings plc, 2.95%, 5/25/21	800,000	811,172
HSBC Holdings plc, 4.30%, 3/8/26	400,000	436,461
HSBC Holdings plc, 4.375%, 11/23/26	420,000	454,141
HSBC Holdings plc, VRN, 3.26%, 3/13/23	220,000	224,983
HSBC Holdings plc, VRN, 2.63%, 11/7/25(4)	370,000	370,000
Huntington Bancshares, Inc., 2.30%, 1/14/22	260,000	261,562
JPMorgan Chase & Co., 2.55%, 3/1/21	420,000	423,590
JPMorgan Chase & Co., 4.625%, 5/10/21	460,000	478,879
JPMorgan Chase & Co., 3.875%, 9/10/24	560,000	598,850
JPMorgan Chase & Co., 3.125%, 1/23/25	1,070,000	1,112,741
JPMorgan Chase & Co., VRN, 4.02%, 12/5/24	220,000	235,031
JPMorgan Chase & Co., VRN, 3.54%, 5/1/28	320,000	339,506
JPMorgan Chase & Co., VRN, 3.70%, 5/6/30	180,000	193,788
JPMorgan Chase & Co., VRN, 3.88%, 7/24/38	200,000	219,851
JPMorgan Chase & Co., VRN, 3.96%, 11/15/48	100,000	112,718
JPMorgan Chase & Co., VRN, 3.90%, 1/23/49	100,000	111,314
PNC Bank N.A., 3.80%, 7/25/23	750,000	792,612
PNC Bank N.A., 2.70%, 10/22/29	480,000	481,816
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	200,000	203,866
Regions Financial Corp., 2.75%, 8/14/22	280,000	285,332
Regions Financial Corp., 3.80%, 8/14/23	250,000	264,537
Royal Bank of Canada, 2.15%, 10/26/20	850,000	852,765
Royal Bank of Scotland Group plc, VRN, 3.75%, 11/1/29(4)	210,000	212,083
SunTrust Bank, 3.30%, 5/15/26	200,000	209,454
Synchrony Bank, 3.00%, 6/15/22	250,000	253,835
U.S. Bancorp, MTN, 3.60%, 9/11/24	330,000	351,227
Wells Fargo & Co., 3.07%, 1/24/23	210,000	214,128
Wells Fargo & Co., 4.125%, 8/15/23	200,000	212,590
Wells Fargo & Co., 3.00%, 4/22/26	590,000	606,001
Wells Fargo & Co., 5.61%, 1/15/44	380,000	495,284
Wells Fargo & Co., MTN, 3.55%, 9/29/25	160,000	169,650
Wells Fargo & Co., MTN, 4.65%, 11/4/44	200,000	234,325
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/28	250,000	264,942
		24,563,934
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46	500,000	597,867
Anheuser-Busch InBev Worldwide, Inc., 4.75%, 1/23/29	630,000	732,576
		1,330,443
Biotechnology — 0.6%
AbbVie, Inc., 2.50%, 5/14/20	450,000	451,347
AbbVie, Inc., 2.90%, 11/6/22	620,000	632,443
AbbVie, Inc., 3.60%, 5/14/25	120,000	125,785

	Shares/ Principal Amount	Value
AbbVie, Inc., 4.40%, 11/6/42	$240,000	$248,990
Amgen, Inc., 2.65%, 5/11/22	390,000	396,680
Amgen, Inc., 4.66%, 6/15/51	289,000	335,059
Biogen, Inc., 3.625%, 9/15/22	520,000	543,638
Celgene Corp., 3.25%, 8/15/22	190,000	196,075
Celgene Corp., 3.625%, 5/15/24	300,000	317,596
Celgene Corp., 3.875%, 8/15/25	500,000	541,532
Gilead Sciences, Inc., 4.40%, 12/1/21	310,000	323,795
Gilead Sciences, Inc., 3.65%, 3/1/26	840,000	903,158
		5,016,098
Capital Markets — 0.8%
Credit Suisse Group AG, VRN, 2.59%, 9/11/25(3)	280,000	279,364
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	860,000	860,063
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	460,000	481,157
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	930,000	970,469
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	100,000	120,222
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	610,000	617,638
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/29	170,000	180,731
Morgan Stanley, 2.75%, 5/19/22	200,000	203,100
Morgan Stanley, 5.00%, 11/24/25	450,000	505,735
Morgan Stanley, 4.375%, 1/22/47	90,000	107,005
Morgan Stanley, MTN, 3.70%, 10/23/24	760,000	808,627
Morgan Stanley, MTN, 4.00%, 7/23/25	760,000	823,857
Morgan Stanley, MTN, VRN, 3.77%, 1/24/29	250,000	267,744
UBS Group AG, 3.49%, 5/23/23(3)	300,000	309,350
UBS Group AG, 4.125%, 9/24/25(3)	200,000	218,140
		6,753,202
Commercial Services and Supplies — 0.1%
Republic Services, Inc., 3.55%, 6/1/22	220,000	228,706
Waste Connections, Inc., 3.50%, 5/1/29	290,000	310,914
Waste Management, Inc., 4.15%, 7/15/49	220,000	254,150
		793,770
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	183,878
Consumer Finance — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	300,000	315,152
Ally Financial, Inc., 3.875%, 5/21/24	240,000	251,590
American Express Co., 3.00%, 10/30/24	140,000	145,388
American Express Credit Corp., MTN, 2.20%, 3/3/20	450,000	450,398
American Express Credit Corp., MTN, 2.25%, 5/5/21	450,000	452,520
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	257,765
Capital One Financial Corp., 3.80%, 1/31/28	450,000	478,972
Synchrony Financial, 2.85%, 7/25/22	310,000	313,721
		2,665,506
Diversified Consumer Services†
George Washington University (The), 3.55%, 9/15/46	115,000	123,527

	Shares/ Principal Amount	Value
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., 2.75%, 3/15/23	$270,000	$278,310
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	600,000	606,526
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	280,000	285,191
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	694,000	693,731
Voya Financial, Inc., 5.70%, 7/15/43	160,000	203,117
		2,066,875
Diversified Telecommunication Services — 0.5%
AT&T, Inc., 3.875%, 8/15/21	500,000	516,342
AT&T, Inc., 3.40%, 5/15/25	450,000	471,995
AT&T, Inc., 2.95%, 7/15/26	370,000	376,992
AT&T, Inc., 3.80%, 2/15/27	150,000	160,756
AT&T, Inc., 4.10%, 2/15/28	150,000	162,590
AT&T, Inc., 5.15%, 11/15/46	568,000	661,217
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(3)	600,000	600,030
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(3)	140,000	147,892
Orange SA, 4.125%, 9/14/21	210,000	218,617
Telefonica Emisiones SA, 5.46%, 2/16/21	100,000	104,356
Verizon Communications, Inc., 2.625%, 8/15/26	610,000	623,658
Verizon Communications, Inc., 4.75%, 11/1/41	260,000	313,305
Verizon Communications, Inc., 5.01%, 8/21/54	250,000	325,337
		4,683,087
Electric Utilities — 0.5%
AEP Transmission Co. LLC, 3.75%, 12/1/47	100,000	110,122
American Electric Power Co., Inc., 3.20%, 11/13/27	110,000	115,885
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	160,000	170,213
Berkshire Hathaway Energy Co., 3.80%, 7/15/48	150,000	163,778
Duke Energy Corp., 3.55%, 9/15/21	90,000	92,336
Duke Energy Florida LLC, 6.35%, 9/15/37	110,000	157,036
Duke Energy Florida LLC, 3.85%, 11/15/42	220,000	242,411
Duke Energy Progress LLC, 4.15%, 12/1/44	130,000	148,979
Exelon Corp., 5.15%, 12/1/20	220,000	225,637
Exelon Corp., 4.45%, 4/15/46	150,000	170,373
Exelon Generation Co. LLC, 4.25%, 6/15/22	120,000	125,801
Exelon Generation Co. LLC, 5.60%, 6/15/42	70,000	81,994
FirstEnergy Corp., 4.25%, 3/15/23	180,000	190,876
FirstEnergy Corp., 4.85%, 7/15/47	90,000	107,429
FirstEnergy Transmission LLC, 4.55%, 4/1/49(3)	170,000	199,869
Florida Power & Light Co., 4.125%, 2/1/42	140,000	163,702
Florida Power & Light Co., 3.95%, 3/1/48	130,000	151,265
Florida Power & Light Co., 3.15%, 10/1/49	170,000	173,927
Georgia Power Co., 4.30%, 3/15/42	70,000	76,952
MidAmerican Energy Co., 4.40%, 10/15/44	250,000	302,975
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	290,000	309,201
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(3)	120,000	122,850
Oncor Electric Delivery Co. LLC, 3.10%, 9/15/49(3)	170,000	171,726

	Shares/ Principal Amount	Value
Potomac Electric Power Co., 3.60%, 3/15/24	$120,000	$127,557
Progress Energy, Inc., 3.15%, 4/1/22	90,000	91,968
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	90,000	95,037
Southwestern Public Service Co., 3.70%, 8/15/47	100,000	108,859
Virginia Electric & Power Co., 3.45%, 2/15/24	160,000	168,658
Xcel Energy, Inc., 3.35%, 12/1/26	100,000	105,564
		4,472,980
Energy Equipment and Services†
Halliburton Co., 4.85%, 11/15/35	150,000	166,783
Entertainment — 0.1%
Viacom, Inc., 3.125%, 6/15/22	190,000	192,276
Viacom, Inc., 4.25%, 9/1/23	160,000	170,119
Viacom, Inc., 4.375%, 3/15/43	240,000	247,844
		610,239
Equity Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 3.375%, 10/15/26	110,000	114,550
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	120,000	126,557
Boston Properties LP, 3.65%, 2/1/26	280,000	298,031
Crown Castle International Corp., 5.25%, 1/15/23	180,000	196,747
Essex Portfolio LP, 3.625%, 8/15/22	150,000	155,450
Essex Portfolio LP, 3.25%, 5/1/23	50,000	51,474
Essex Portfolio LP, 3.00%, 1/15/30	160,000	163,482
GLP Capital LP / GLP Financing II, Inc., 5.75%, 6/1/28	130,000	147,644
Kilroy Realty LP, 3.80%, 1/15/23	130,000	135,911
Kimco Realty Corp., 2.80%, 10/1/26	240,000	242,480
Public Storage, 3.39%, 5/1/29	230,000	248,719
Service Properties Trust, 4.65%, 3/15/24	290,000	300,601
Simon Property Group LP, 2.45%, 9/13/29	270,000	267,281
Ventas Realty LP, 4.125%, 1/15/26	100,000	109,105
VEREIT Operating Partnership LP, 4.125%, 6/1/21	230,000	236,319
		2,794,351
Food and Staples Retailing — 0.1%
Kroger Co. (The), 3.30%, 1/15/21	330,000	335,082
Kroger Co. (The), 3.875%, 10/15/46	150,000	142,702
Walmart, Inc., 4.05%, 6/29/48	210,000	250,835
		728,619
Health Care Equipment and Supplies — 0.1%
Becton Dickinson and Co., 3.73%, 12/15/24	440,000	470,484
Becton Dickinson and Co., 3.70%, 6/6/27	79,000	85,008
DH Europe Finance II Sarl, 3.40%, 11/15/49(4)	210,000	216,677
Medtronic, Inc., 3.50%, 3/15/25	192,000	206,527
Medtronic, Inc., 4.375%, 3/15/35	144,000	172,047
		1,150,743
Health Care Providers and Services — 0.5%
Aetna, Inc., 2.75%, 11/15/22	130,000	131,950
Anthem, Inc., 3.65%, 12/1/27	140,000	148,220
Anthem, Inc., 4.65%, 1/15/43	130,000	144,380

	Shares/ Principal Amount	Value
CommonSpirit Health, 2.95%, 11/1/22	$110,000	$112,211
CVS Health Corp., 3.50%, 7/20/22	420,000	434,782
CVS Health Corp., 2.75%, 12/1/22	170,000	173,033
CVS Health Corp., 4.30%, 3/25/28	620,000	673,581
CVS Health Corp., 4.78%, 3/25/38	160,000	177,946
CVS Health Corp., 5.05%, 3/25/48	150,000	172,098
Duke University Health System, Inc., 3.92%, 6/1/47	160,000	181,735
HCA, Inc., 4.125%, 6/15/29	660,000	700,924
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	100,000	112,560
Northwell Healthcare, Inc., 4.26%, 11/1/47	120,000	132,870
Stanford Health Care, 3.80%, 11/15/48	95,000	107,602
UnitedHealth Group, Inc., 2.875%, 12/15/21	230,000	234,869
UnitedHealth Group, Inc., 2.875%, 3/15/22	310,000	316,743
UnitedHealth Group, Inc., 3.75%, 7/15/25	210,000	227,940
UnitedHealth Group, Inc., 4.75%, 7/15/45	140,000	171,115
Universal Health Services, Inc., 4.75%, 8/1/22(3)	130,000	131,625
		4,486,184
Hotels, Restaurants and Leisure — 0.1%
McDonald's Corp., MTN, 3.25%, 6/10/24	100,000	105,446
McDonald's Corp., MTN, 3.375%, 5/26/25	80,000	84,984
McDonald's Corp., MTN, 4.45%, 3/1/47	330,000	381,336
McDonald's Corp., MTN, 3.625%, 9/1/49	170,000	173,493
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	130,000	141,220
		886,479
Household Durables — 0.1%
D.R Horton, Inc., 5.75%, 8/15/23	110,000	122,183
D.R Horton, Inc., 2.50%, 10/15/24	310,000	311,184
Lennar Corp., 4.75%, 4/1/21	352,000	361,257
Toll Brothers Finance Corp., 4.35%, 2/15/28	350,000	365,641
		1,160,265
Insurance — 0.4%
American International Group, Inc., 4.125%, 2/15/24	925,000	994,368
American International Group, Inc., 4.50%, 7/16/44	50,000	55,868
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	230,000	237,822
Berkshire Hathaway Finance Corp., 4.20%, 8/15/48	190,000	223,200
Chubb INA Holdings, Inc., 3.15%, 3/15/25	280,000	296,390
Chubb INA Holdings, Inc., 3.35%, 5/3/26	110,000	118,359
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	220,000	288,627
Liberty Mutual Group, Inc., 4.50%, 6/15/49(3)	120,000	134,891
Markel Corp., 4.90%, 7/1/22	190,000	203,022
MetLife, Inc., 4.125%, 8/13/42	110,000	126,143
MetLife, Inc., 4.875%, 11/13/43	110,000	137,164
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	200,000	205,969
Prudential Financial, Inc., 3.94%, 12/7/49	477,000	521,765
WR Berkley Corp., 4.625%, 3/15/22	130,000	137,768
		3,681,356

	Shares/ Principal Amount	Value
Internet and Direct Marketing Retail†
eBay, Inc., 2.15%, 6/5/20	$170,000	$170,244
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	450,000	465,803
Fiserv, Inc., 3.50%, 7/1/29	172,000	181,678
Global Payments, Inc., 3.20%, 8/15/29	340,000	348,118
Mastercard, Inc., 3.65%, 6/1/49	170,000	192,767
		1,188,366
Life Sciences Tools and Services†
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	130,000	135,238
Media — 0.4%
CBS Corp., 4.85%, 7/1/42	60,000	66,677
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	1,140,000	1,258,563
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	70,000	74,385
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	420,000	516,855
Comcast Corp., 2.65%, 2/1/30(4)	330,000	334,907
Comcast Corp., 6.40%, 5/15/38	310,000	438,892
Comcast Corp., 4.60%, 10/15/38	290,000	346,004
Comcast Corp., 4.75%, 3/1/44	470,000	572,070
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	130,000	135,150
TEGNA, Inc., 5.125%, 7/15/20	171,000	171,599
		3,915,102
Multi-Utilities — 0.2%
Black Hills Corp., 3.875%, 10/15/49	230,000	235,513
CenterPoint Energy, Inc., 4.25%, 11/1/28	270,000	298,438
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	150,000	164,955
Consumers Energy Co., 3.10%, 8/15/50	170,000	172,036
Dominion Energy, Inc., 2.75%, 9/15/22	210,000	213,683
Dominion Energy, Inc., 4.90%, 8/1/41	200,000	236,792
NiSource, Inc., 5.65%, 2/1/45	140,000	181,411
Sempra Energy, 2.875%, 10/1/22	200,000	204,104
Sempra Energy, 3.25%, 6/15/27	180,000	183,587
Sempra Energy, 3.80%, 2/1/38	90,000	91,626
Sempra Energy, 4.00%, 2/1/48	100,000	104,803
		2,086,948
Oil, Gas and Consumable Fuels — 1.2%
BP Capital Markets America, Inc., 4.50%, 10/1/20	100,000	102,366
Cimarex Energy Co., 4.375%, 6/1/24	220,000	230,715
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	140,000	149,669
Concho Resources, Inc., 4.375%, 1/15/25	270,000	279,192
Continental Resources, Inc., 4.375%, 1/15/28	300,000	309,648
Ecopetrol SA, 5.875%, 5/28/45	90,000	104,260
Enbridge, Inc., 4.00%, 10/1/23	140,000	148,644
Encana Corp., 6.50%, 2/1/38	210,000	245,530
Energy Transfer Operating LP, 4.15%, 10/1/20	200,000	202,899

	Shares/ Principal Amount	Value
Energy Transfer Operating LP, 7.50%, 10/15/20	$150,000	$157,423
Energy Transfer Operating LP, 3.60%, 2/1/23	160,000	164,638
Energy Transfer Operating LP, 4.25%, 3/15/23	370,000	388,163
Energy Transfer Operating LP, 5.25%, 4/15/29	420,000	471,388
Energy Transfer Operating LP, 4.90%, 3/15/35	70,000	73,122
Energy Transfer Operating LP, 6.50%, 2/1/42	180,000	215,837
Energy Transfer Operating LP, 6.00%, 6/15/48	220,000	254,903
EnLink Midstream LLC, 5.375%, 6/1/29	245,000	218,050
Enterprise Products Operating LLC, 5.20%, 9/1/20	450,000	461,786
Enterprise Products Operating LLC, 4.85%, 3/15/44	460,000	525,575
EOG Resources, Inc., 4.10%, 2/1/21	130,000	133,578
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	105,719
Hess Corp., 6.00%, 1/15/40	130,000	148,193
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	170,000	174,643
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	210,000	259,831
Marathon Oil Corp., 3.85%, 6/1/25	280,000	294,368
MPLX LP, 5.25%, 1/15/25(3)	200,000	210,275
MPLX LP, 4.875%, 6/1/25	410,000	449,913
MPLX LP, 4.50%, 4/15/38	120,000	122,389
MPLX LP, 5.20%, 3/1/47	90,000	96,568
Newfield Exploration Co., 5.75%, 1/30/22	170,000	181,674
Newfield Exploration Co., 5.375%, 1/1/26	140,000	151,633
Occidental Petroleum Corp., 3.50%, 8/15/29	170,000	172,345
ONEOK, Inc., 3.40%, 9/1/29	270,000	269,584
Petroleos Mexicanos, 6.00%, 3/5/20	77,000	77,985
Petroleos Mexicanos, 4.875%, 1/24/22	240,000	249,840
Petroleos Mexicanos, 3.50%, 1/30/23	60,000	60,660
Petroleos Mexicanos, 6.625%, 6/15/35	50,000	51,178
Petroleos Mexicanos, 5.50%, 6/27/44	230,000	206,712
Phillips 66, 4.30%, 4/1/22	250,000	264,238
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	310,000	318,242
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	590,000	660,442
Shell International Finance BV, 2.375%, 8/21/22	130,000	132,024
Shell International Finance BV, 3.25%, 5/11/25	200,000	212,469
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	330,000	337,343
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	200,000	206,355
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	40,000	39,800
Total Capital Canada Ltd., 2.75%, 7/15/23	120,000	123,662
Williams Cos., Inc. (The), 4.125%, 11/15/20	300,000	304,666
Williams Cos., Inc. (The), 4.55%, 6/24/24	270,000	291,488
Williams Cos., Inc. (The), 5.10%, 9/15/45	200,000	219,553
		11,231,178
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	350,000	361,773
Pharmaceuticals — 0.2%
Allergan Finance LLC, 3.25%, 10/1/22	400,000	409,409

	Shares/ Principal Amount	Value
Allergan Funding SCS, 3.85%, 6/15/24	$440,000	$463,754
Allergan Funding SCS, 4.55%, 3/15/35	110,000	118,044
Bristol-Myers Squibb Co., 4.25%, 10/26/49(3)	120,000	140,771
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	660,000	663,991
		1,795,969
Road and Rail — 0.3%
Ashtead Capital, Inc., 4.125%, 8/15/25(3)	400,000	410,000
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	176,000	178,010
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	62,174
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	220,000	259,456
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	310,000	356,306
CSX Corp., 3.40%, 8/1/24	180,000	190,686
CSX Corp., 3.25%, 6/1/27	380,000	401,052
Union Pacific Corp., 3.60%, 9/15/37	200,000	209,298
Union Pacific Corp., 4.75%, 9/15/41	150,000	180,857
Union Pacific Corp., MTN, 3.55%, 8/15/39	140,000	147,508
		2,395,347
Semiconductors and Semiconductor Equipment†
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(3)	200,000	206,968
Software — 0.2%
Microsoft Corp., 2.70%, 2/12/25	570,000	593,609
Microsoft Corp., 3.45%, 8/8/36	220,000	240,978
Microsoft Corp., 4.25%, 2/6/47	340,000	421,382
Oracle Corp., 2.50%, 10/15/22	260,000	264,869
Oracle Corp., 3.625%, 7/15/23	280,000	296,675
Oracle Corp., 2.65%, 7/15/26	100,000	102,703
		1,920,216
Specialty Retail — 0.1%
Home Depot, Inc. (The), 3.75%, 2/15/24	150,000	161,379
Home Depot, Inc. (The), 5.95%, 4/1/41	360,000	511,113
Home Depot, Inc. (The), 3.90%, 6/15/47	50,000	57,708
		730,200
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.75%, 1/13/25	130,000	134,935
Apple, Inc., 2.50%, 2/9/25	540,000	555,000
Apple, Inc., 2.45%, 8/4/26	210,000	214,523
Apple, Inc., 3.20%, 5/11/27	250,000	266,410
Apple, Inc., 2.90%, 9/12/27	320,000	335,197
Dell International LLC / EMC Corp., 6.02%, 6/15/26(3)	820,000	936,511
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	280,000	283,796
		2,726,372
Trading Companies and Distributors†
International Lease Finance Corp., 5.875%, 8/15/22	100,000	109,683
Wireless Telecommunication Services†
America Movil SAB de CV, 3.125%, 7/16/22	155,000	159,108
Rogers Communications, Inc., 3.70%, 11/15/49(4)	170,000	174,299
		333,407
TOTAL CORPORATE BONDS (Cost $95,483,192)		101,165,410

	Shares/ Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 8.5%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 0.5%
FHLMC, VRN, 4.71%, (1-year H15T1Y plus 2.25%), 9/1/35	$142,200	$150,600
FHLMC, VRN, 4.60%, (12-month LIBOR plus 1.86%), 7/1/36	33,915	35,738
FHLMC, VRN, 4.23%, (1-year H15T1Y plus 2.14%), 10/1/36	130,718	138,588
FHLMC, VRN, 4.79%, (1-year H15T1Y plus 2.25%), 4/1/37	133,643	141,323
FHLMC, VRN, 4.73%, (12-month LIBOR plus 1.81%), 2/1/38	47,380	50,036
FHLMC, VRN, 4.89%, (12-month LIBOR plus 1.84%), 6/1/38	42,808	45,203
FHLMC, VRN, 4.08%, (12-month LIBOR plus 1.78%), 9/1/40	44,102	46,170
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	16,121	16,922
FHLMC, VRN, 3.69%, (12-month LIBOR plus 1.89%), 7/1/41	71,199	73,313
FHLMC, VRN, 4.05%, (12-month LIBOR plus 1.87%), 7/1/41	146,644	154,325
FHLMC, VRN, 4.73%, (12-month LIBOR plus 1.64%), 2/1/43	29,202	30,156
FHLMC, VRN, 4.43%, (12-month LIBOR plus 1.65%), 6/1/43	18,670	19,323
FHLMC, VRN, 4.50%, (12-month LIBOR plus 1.62%), 6/1/43	676	698
FHLMC, VRN, 2.85%, (12-month LIBOR plus 1.63%), 1/1/44	208,160	212,070
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.59%), 10/1/44	149,275	153,596
FHLMC, VRN, 2.57%, (12-month LIBOR plus 1.60%), 6/1/45	172,182	174,093
FHLMC, VRN, 2.35%, (12-month LIBOR plus 1.63%), 8/1/46	428,971	433,852
FHLMC, VRN, 3.07%, (12-month LIBOR plus 1.64%), 9/1/47	744,530	758,111
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	84,100	87,202
FNMA, VRN, 4.19%, (6-month LIBOR plus 1.57%), 6/1/35	93,618	97,055
FNMA, VRN, 4.42%, (1-year H15T1Y plus 2.16%), 3/1/38	118,039	124,627
FNMA, VRN, 4.82%, (12-month LIBOR plus 1.69%), 1/1/40	13,407	14,195
FNMA, VRN, 4.68%, (12-month LIBOR plus 1.81%), 3/1/40	29,064	30,731
FNMA, VRN, 3.87%, (12-month LIBOR plus 1.77%), 10/1/40	82,793	86,689
FNMA, VRN, 4.55%, (12-month LIBOR plus 1.55%), 3/1/43	145,043	150,189
FNMA, VRN, 3.18%, (12-month LIBOR plus 1.61%), 3/1/47	565,325	577,899
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 4/1/47	355,819	363,982
FNMA, VRN, 3.25%, (12-month LIBOR plus 1.62%), 5/1/47	454,555	464,259
		4,630,945
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 8.0%
FHLMC, 6.50%, 1/1/28	9,316	10,388
FHLMC, 5.50%, 12/1/33	80,101	89,139
FHLMC, 5.00%, 7/1/35	684,532	756,821
FHLMC, 5.50%, 1/1/38	61,797	68,516
FHLMC, 6.00%, 8/1/38	33,504	37,531
FHLMC, 3.00%, 2/1/43	723,121	746,607
FHLMC, 3.50%, 12/1/47	517,040	536,418
FNMA, 5.00%, 9/1/20	19,866	20,478
FNMA, 6.50%, 1/1/29	14,782	16,637
FNMA, 7.50%, 7/1/29	19,387	19,959
FNMA, 7.50%, 9/1/30	8,199	9,670
FNMA, 5.00%, 7/1/31	361,963	387,313
FNMA, 6.50%, 9/1/31	12,531	13,966
FNMA, 7.00%, 9/1/31	3,726	3,922
FNMA, 6.50%, 1/1/32	13,211	14,726

	Shares/ Principal Amount	Value
FNMA, 6.50%, 8/1/32	$14,954	$17,083
FNMA, 5.50%, 6/1/33	48,670	54,379
FNMA, 5.50%, 7/1/33	73,777	82,284
FNMA, 5.50%, 8/1/33	135,384	152,488
FNMA, 5.50%, 9/1/33	96,206	108,399
FNMA, 5.00%, 11/1/33	252,868	279,368
FNMA, 3.50%, 3/1/34	431,267	450,292
FNMA, 5.00%, 4/1/35	337,820	373,012
FNMA, 4.50%, 9/1/35	150,031	162,375
FNMA, 5.00%, 2/1/36	213,504	235,798
FNMA, 5.50%, 4/1/36	77,990	87,916
FNMA, 5.50%, 5/1/36	151,770	171,099
FNMA, 5.00%, 11/1/36	561,362	620,243
FNMA, 5.50%, 2/1/37	38,572	43,348
FNMA, 6.00%, 7/1/37	303,769	348,077
FNMA, 6.50%, 8/1/37	21,964	24,423
FNMA, 5.50%, 7/1/39	262,649	296,102
FNMA, 5.00%, 4/1/40	642,599	710,707
FNMA, 5.00%, 6/1/40	522,482	577,861
FNMA, 4.50%, 8/1/40	794,688	861,692
FNMA, 4.50%, 9/1/40	1,593,468	1,727,364
FNMA, 3.50%, 1/1/41	989,253	1,038,414
FNMA, 4.00%, 1/1/41	758,808	814,131
FNMA, 4.00%, 5/1/41	876,860	938,643
FNMA, 4.50%, 7/1/41	298,660	323,908
FNMA, 4.50%, 9/1/41	329,382	357,210
FNMA, 4.50%, 9/1/41	1,314,447	1,425,616
FNMA, 4.00%, 12/1/41	793,249	849,253
FNMA, 4.00%, 1/1/42	644,084	689,352
FNMA, 3.50%, 5/1/42	1,348,099	1,415,394
FNMA, 3.50%, 6/1/42	448,901	471,863
FNMA, 3.00%, 11/1/42	1,091,477	1,126,289
FNMA, 3.50%, 5/1/45	1,163,999	1,216,767
FNMA, 3.00%, 11/1/46	2,491,769	2,558,746
FNMA, 3.50%, 2/1/47	7,623,418	7,968,182
FNMA, 6.50%, 8/1/47	7,820	8,410
FNMA, 6.50%, 9/1/47	15,834	16,977
FNMA, 6.50%, 9/1/47	761	817
FNMA, 6.50%, 9/1/47	8,324	8,925
FNMA, 3.50%, 10/1/47	5,913,808	6,133,746
FNMA, 3.50%, 3/1/48	1,760,380	1,823,696
FNMA, 3.00%, 4/1/48	2,251,912	2,313,998
FNMA, 4.00%, 6/1/48	6,108,115	6,384,558
FNMA, 4.50%, 7/1/48	1,574,850	1,667,356
FNMA, 4.00%, 8/1/48	4,354,645	4,531,222
FNMA, 3.50%, 4/1/49	1,455,898	1,500,663
FNMA, 3.50%, 4/1/49	1,471,792	1,514,548

	Shares/ Principal Amount	Value
GNMA, 2.50%, TBA	$3,600,000	$3,647,672
GNMA, 3.50%, TBA	3,300,000	3,424,523
GNMA, 4.00%, TBA	2,000,000	2,079,244
GNMA, 7.00%, 4/20/26	25,068	27,957
GNMA, 7.50%, 8/15/26	14,906	16,597
GNMA, 7.00%, 2/15/28	5,529	5,538
GNMA, 7.50%, 2/15/28	5,749	5,760
GNMA, 7.00%, 12/15/28	6,975	6,987
GNMA, 7.00%, 5/15/31	33,016	38,168
GNMA, 5.50%, 11/15/32	98,712	109,844
GNMA, 4.50%, 5/20/41	312,742	338,315
GNMA, 4.50%, 6/15/41	349,903	381,233
GNMA, 3.50%, 6/20/42	680,317	722,915
GNMA, 3.50%, 7/20/42	333,344	354,217
GNMA, 4.50%, 11/20/43	414,921	445,758
GNMA, 3.50%, 3/15/46	3,097,536	3,243,420
GNMA, 2.50%, 7/20/46	716,817	726,382
		72,789,615
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $75,754,250)		77,420,560
ASSET-BACKED SECURITIES — 2.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(3)	593,895	596,804
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	669,823	708,483
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	202,715	202,197
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(3)	260,448	261,633
Hilton Grand Vacations Trust, Series 2018-AA, Class B, 3.70%, 2/25/32(3)	1,427,459	1,470,846
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.59%, (1-month LIBOR plus 0.70%), 3/17/37(3)	1,485,302	1,474,642
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 2.99%, (1-month LIBOR plus 1.08%), 6/17/37(3)	1,225,000	1,219,179
Invitation Homes Trust, Series 2018-SFR3, Class A, VRN, 2.89%, (1-month LIBOR plus 1.00%), 7/17/37(3)	1,817,633	1,822,508
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%,9/22/31(3)	139,547	139,540
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(3)	144,010	144,179
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	218,704	217,811
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(3)	511,737	513,607
MVW Owner Trust, Series 2018-1A, Class A SEQ, 3.45%, 1/21/36(3)	727,408	750,845
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(3)	999,372	1,027,351
Progress Residential Trust, Series 2018-SFR3, Class B, 4.08%, 10/17/35(3)	2,550,000	2,616,390
Progress Residential Trust, Series 2019-SFR3, Class A SEQ, 2.27%, 9/17/36(3)	1,150,000	1,140,904

	Shares/ Principal Amount	Value
Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(3)	$128,435	$129,933
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(3)	78,262	78,241
Sierra Timeshare Receivables Funding LLC, Series 2018-2A, Class A SEQ, 3.50%, 6/20/35(3)	514,872	527,495
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class A SEQ, 2.59%, 5/20/36(3)	876,137	882,299
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 2/25/55(3)	174,915	177,984
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/25/57(3)	328,351	331,805
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 10/25/57(3)	434,674	438,645
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(3)	363,131	369,607
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 6/25/58(3)	307,869	318,132
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	116,840	123,273
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(3)	326,947	326,944
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	630,621	649,286
TOTAL ASSET-BACKED SECURITIES (Cost $18,394,809)		18,660,563
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.6%
Private Sponsor Collateralized Mortgage Obligations — 1.3%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	12,265	12,988
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 4.30%, 3/25/35	167,716	174,838
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 8/25/46(3)	319,336	324,887
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 4.79%, 6/25/34	121,157	123,013
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 4.22%, 8/25/34	147,336	143,918
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.09%, 8/25/34	314,276	319,782
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.63%, 8/25/35	49,302	51,118
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	89,219	92,094
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,415	3,383
Credit Suisse Mortgage Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 10/25/47(3)	553,924	566,294
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.97%, 10/25/34	187,165	189,224
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.99%, 8/25/35	40,568	42,724
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 4.06%, 6/25/34	58,313	58,576
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 4.69%, 5/25/34	89,771	93,020

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.78%, 1/25/35	$109,831	$111,707
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.44%, 9/25/35	111,874	115,788
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.55%, 9/25/35	157,036	162,142
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 4.41%, 7/25/35	33,948	34,548
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.29%, 7/25/35	22,293	22,545
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 4.67%, 4/25/35	109,799	113,334
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 3/25/43(3)	54,155	54,337
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 1/25/47(3)	664,297	677,914
JPMorgan Mortgage Trust, Series 2018-6, Class 1A4 SEQ, VRN, 3.50%, 12/25/48(3)	689,563	697,456
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.71%, 11/21/34	154,560	159,916
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 4.29%, 11/25/35	97,780	99,682
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 4.43%, 2/25/35	138,583	141,720
New Residential Mortgage Loan Trust, Series 2017-1A, Class A1, VRN, 4.00%, 2/25/57(3)	1,089,853	1,152,189
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 3/25/57(3)	661,729	700,441
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.32%, (1-month LIBOR plus 1.50%), 6/25/57(3)	380,081	387,435
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(3)	589,658	605,832
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 12/25/47(3)	442,203	446,919
Sequoia Mortgage Trust, Series 2018-7, Class A4 SEQ, VRN, 4.00%, 9/25/48(3)	1,002,123	1,014,563
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 6/25/48(3)	930,809	942,900
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 11/25/46(3)	255,753	255,453
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.38%, 7/25/34	69,195	70,715
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.56%, (1-month LIBOR plus 0.74%), 9/25/44	465,348	470,571
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 4.43%, 3/25/35	258,643	258,626
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	33,905	35,319
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 4.89%, 9/25/34	53,513	55,965
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	37,480	37,560
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.94%, 6/25/35	239,767	244,044
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 4.93%, 6/25/35	21,301	22,433

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.90%, 3/25/35	$113,784	$117,952
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 5.09%, 5/25/35	98,749	103,300
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	57,105	57,615
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	16,361	16,438
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 4.83%, 1/25/38	48,453	47,666
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	89,569	95,579
		11,726,463
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.12%, (1-month LIBOR plus 1.30%), 3/25/29	22,332	22,394
FHLMC, Series 2018-DNA1, Class M1, VRN, 2.27%, (1-month LIBOR plus 0.45%), 7/25/30	341,320	341,085
FNMA, Series 2014-C02, Class 1M2, VRN, 4.42%, (1-month LIBOR plus 2.60%), 5/25/24	118,444	123,229
FNMA, Series 2014-C02, Class 2M2, VRN, 4.42%, (1-month LIBOR plus 2.60%), 5/25/24	460,928	476,895
FNMA, Series 2016-C04, Class 1M1, VRN, 3.27%, (1-month LIBOR plus 1.45%), 1/25/29	52,559	52,622
FNMA, Series 2017-C01, Class 1M1, VRN, 3.12%, (1-month LIBOR plus 1.30%), 7/25/29	75,330	75,469
FNMA, Series 2018-C01, Class 1M1, VRN, 2.42%, (1-month LIBOR plus 0.60%), 7/25/30	1,342,321	1,342,851
FNMA, Series 2018-C02, Class 2M1, VRN, 2.47%, (1-month LIBOR plus 0.65%), 8/25/30	401,614	401,625
		2,836,170
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,341,611)		14,562,633
COMMERCIAL MORTGAGE-BACKED SECURITIES — 1.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	1,000,000	1,053,415
Benchmark Mortgage Trust, Series 2018-B6, Class AS, 4.44%, 10/10/51	1,500,000	1,708,095
BX Trust, Series 2018-MCSF, Class A, VRN, 2.49%, (1-month LIBOR plus 0.58%), 4/15/35(3)	700,000	699,489
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	675,000	732,297
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 10/10/47	775,000	837,304
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	900,000	961,932
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	400,000	409,177
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(3)	1,000,000	1,044,070
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.61%, (1-month LIBOR plus 0.70%), 6/15/34(3)	1,250,000	1,249,099
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 5/10/49	1,000,000	1,057,830
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 8/10/38(3)	1,275,000	1,322,022

	Shares/ Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 8/15/47	$475,000	$503,051
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 SEQ, 4.17%, 12/15/46	275,000	296,181
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	600,000	619,527
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 7/13/29(3)	725,000	734,984
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $12,751,833)		13,228,473
COLLATERALIZED LOAN OBLIGATIONS — 1.1%
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 2.99%, (3-month LIBOR plus 1.02%), 4/20/31(3)	750,000	740,076
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class A1RR, VRN, 3.14%, (3-month LIBOR plus 1.14%), 7/15/31(3)	350,000	348,544
CBAM Ltd., Series 2019-9A, Class A, VRN, 3.28%, (3-month LIBOR plus 1.28%), 2/12/30(3)	650,000	648,981
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 2.92%, (3-month LIBOR plus 0.98%), 4/24/31(3)	450,000	444,449
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 3.06%, (3-month LIBOR plus 1.11%), 1/22/31(3)	325,000	322,909
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 2.97%, (3-month LIBOR plus 0.97%), 4/18/31(3)	550,000	543,396
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.09%, (3-month LIBOR plus 1.12%), 7/20/31(3)	750,000	744,861
KKR CLO Ltd., Series 2022A, Class A, VRN, 3.12%, (3-month LIBOR plus 1.15%), 7/20/31(3)	650,000	646,147
LCM XIV LP, Series 2014A, Class AR, VRN, 3.01%, (3-month LIBOR plus 1.04%), 7/20/31(3)	300,000	296,312
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 2.98%, (3-month LIBOR plus 0.98%), 4/15/31(3)	750,000	753,957
Octagon Investment Partners 45 Ltd., Series 2019-1A, Class A, VRN, 3.16%, (3-month LIBOR plus 1.33%), 10/15/32(3)(4)	1,650,000	1,650,000
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.15%, (3-month LIBOR plus 1.15%), 4/18/31(3)	885,000	875,681
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 3.04%, (3-month LIBOR plus 1.07%), 10/20/28(3)	750,000	747,306
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 2.91%, (3-month LIBOR plus 0.97%), 4/25/31(3)	900,000	887,052
Voya CLO Ltd., Series 2013-3A, Class A1RR, VRN, 3.15%, (3-month LIBOR plus 1.15%), 10/18/31(3)	375,000	372,013
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $10,073,428)		10,021,684
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	295,000	444,881
Houston GO, 3.96%, 3/1/47	120,000	137,944
Los Angeles Community College District GO, 6.68%, 8/1/36	100,000	147,198
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	105,000	149,637
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	60,000	85,994
Metropolitan Water Reclamation District of Greater Chicago GO, 5.72%, 12/1/38	650,000	871,429
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	130,000	162,102
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	200,000	320,652
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	95,000	148,084

	Shares/ Principal Amount	Value
New York City GO, 6.27%, 12/1/37	$95,000	$134,934
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	110,000	130,547
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	67,012
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	245,000	309,714
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	300,000	393,822
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	210,000	290,331
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	95,000	121,538
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	105,000	141,876
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	65,000	105,037
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	120,000	149,875
State of California GO, 4.60%, 4/1/38	355,000	394,117
State of California GO, 7.55%, 4/1/39	100,000	164,217
State of California GO, 7.30%, 10/1/39	160,000	247,798
State of California GO, 7.60%, 11/1/40	80,000	135,158
State of Illinois GO, 5.10%, 6/1/33	345,000	373,300
State of Oregon Department of Transportation Rev., 5.83%, 11/15/34	70,000	96,037
State of Texas GO, 5.52%, 4/1/39	50,000	68,405
State of Washington GO, 5.14%, 8/1/40	20,000	26,527
TOTAL MUNICIPAL SECURITIES (Cost $4,683,742)		5,818,166
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.3%
Chile†
Chile Government International Bond, 3.25%, 9/14/21	100,000	102,251
Chile Government International Bond, 3.625%, 10/30/42	100,000	110,001
		212,252
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21	310,000	320,927
Mexico — 0.1%
Mexico Government International Bond, 4.15%, 3/28/27	600,000	643,806
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50	170,000	249,477
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21	300,000	306,450
Philippine Government International Bond, 6.375%, 10/23/34	150,000	212,207
		518,657
Poland†
Republic of Poland Government International Bond, 5.125%, 4/21/21	140,000	146,412
Republic of Poland Government International Bond, 3.00%, 3/17/23	140,000	144,601
		291,013
South Africa†
Republic of South Africa Government International Bond, 4.67%, 1/17/24	110,000	114,913

	Shares/ Principal Amount	Value
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	$120,000	$128,551
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,275,165)		2,479,596
U.S. GOVERNMENT AGENCY SECURITIES — 0.1%
FNMA, 2.125%, 4/24/26	270,000	278,018
FNMA, 6.625%, 11/15/30	600,000	877,129
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,009,233)		1,155,147
BANK LOAN OBLIGATIONS(5)†
Diversified Telecommunication Services†
Zayo Group, LLC, 2017 Incremental Term Loan, 4.04%, (1-month LIBOR plus 2.25%), 1/19/24 (Cost $351,459)	350,000	350,943
TEMPORARY CASH INVESTMENTS — 3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $33,947,742)	33,947,742	33,947,742
TOTAL INVESTMENT SECURITIES — 101.3% (Cost $776,741,726)		922,387,459
OTHER ASSETS AND LIABILITIES — (1.3)%		(12,136,507)
TOTAL NET ASSETS — 100.0%		$910,250,952

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	75	December 2019	$3,750	$11,384,250	$77,723
U.S. Treasury 2-Year Notes	127	December 2019	$25,400,000	27,381,399	(69,247)
U.S. Treasury 5-Year Notes	2	December 2019	$200,000	238,406	(1,754)
U.S. Treasury 10-Year Notes	6	December 2019	$600,000	781,781	2,799
				$39,785,836	$9,521

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.78%	8/5/24	$3,500,000	$(503)	$(32,728)	$(33,231)

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $205,499.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $48,271,552, which represented 5.3% of total net assets.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $776,741,726)	$922,387,459
Cash	1,294
Deposits with broker for futures contracts	472,500
Receivable for investments sold	2,338,196
Receivable for capital shares sold	369,533
Receivable for variation margin on futures contracts	51,625
Interest and dividends receivable	2,609,708
928,230,315

Liabilities
Payable for investments purchased	16,721,192
Payable for capital shares redeemed	530,657
Payable for variation margin on futures contracts	45,000
Payable for variation margin on swap agreements	6,348
Accrued management fees	676,166
17,979,363

Net Assets	$910,250,952

Net Assets Consist of:
Capital (par value and paid-in surplus)	$733,109,718
Distributable earnings	177,141,234
$910,250,952

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$838,308,767	43,549,536	$19.25
I Class, $0.01 Par Value	$68,889,489	3,576,180	$19.26
R5 Class, $0.01 Par Value	$3,052,696	158,496	$19.26

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Interest	$11,790,179
Dividends	10,046,912
21,837,091

Expenses:
Management fees	7,784,372
Directors' fees and expenses	27,170
Other expenses	4,721
7,816,263

Net investment income (loss)	14,020,828

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	30,436,674
Forward foreign currency exchange contract transactions	19,804
Futures contract transactions	1,568,256
Swap agreement transactions	64,060
Foreign currency translation transactions	(636)
32,088,158

Change in net unrealized appreciation (depreciation) on:
Investments	52,098,003
Forward foreign currency exchange contracts	(10,966)
Futures contracts	177,464
Swap agreements	(32,728)
Translation of assets and liabilities in foreign currencies	645
52,232,418

Net realized and unrealized gain (loss)	84,320,576

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,341,404

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$14,020,828	$11,994,840
Net realized gain (loss)	32,088,158	48,171,350
Change in net unrealized appreciation (depreciation)	52,232,418	(44,288,047)
Net increase (decrease) in net assets resulting from operations	98,341,404	15,878,143

Distributions to Shareholders
From earnings:
Investor Class	(56,693,821)	(46,718,422)
I Class	(4,432,562)	(4,323,186)
R5 Class	(189,961)	(21,216)
Decrease in net assets from distributions	(61,316,344)	(51,062,824)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,455,267	9,996,470

Net increase (decrease) in net assets	47,480,327	(25,188,211)

Net Assets
Beginning of period	862,770,625	887,958,836
End of period	$910,250,952	$862,770,625

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers the Investor Class, I Class and R5 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.900%	0.90%
I Class	0.600% to 0.700%	0.70%
R5 Class	0.600% to 0.700%	0.70%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $24,982,714 and $8,168,872, respectively. The effect of interfund transactions on the Statement of Operations was $203,319 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $878,901,611, of which $344,930,913 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 totaled $945,487,758, of which $332,225,498 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	530,000,000		360,000,000
Sold	3,650,691	$67,082,586	3,868,835	$74,382,638
Issued in reinvestment of distributions	3,226,922	55,463,226	2,405,295	45,635,273
Redeemed	(6,358,619)	(116,495,515)	(5,429,365)	(104,029,188)
	518,994	6,050,297	844,765	15,988,723
I Class/Shares Authorized	50,000,000		40,000,000
Sold	852,801	15,760,666	692,390	13,353,992
Issued in reinvestment of distributions	257,104	4,432,356	226,647	4,304,435
Redeemed	(878,313)	(16,141,605)	(1,372,689)	(26,321,224)
	231,592	4,051,417	(453,652)	(8,662,797)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	12,932	239,892	137,666	2,655,767
Issued in reinvestment of distributions	11,020	189,961	1,095	21,216
Redeemed	(4,163)	(76,300)	(331)	(6,439)
	19,789	353,553	138,430	2,670,544
Net increase (decrease)	770,375	$10,455,267	529,543	$9,996,470

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$531,108,899	—	—
U.S. Treasury Securities	—	$112,467,643	—
Corporate Bonds	—	101,165,410	—
U.S. Government Agency Mortgage-Backed Securities	—	77,420,560	—
Asset-Backed Securities	—	18,660,563	—
Collateralized Mortgage Obligations	—	14,562,633	—
Commercial Mortgage-Backed Securities	—	13,228,473	—
Collateralized Loan Obligations	—	10,021,684	—
Municipal Securities	—	5,818,166	—
Sovereign Governments and Agencies	—	2,479,596	—
U.S. Government Agency Securities	—	1,155,147	—
Bank Loan Obligations	—	350,943	—
Temporary Cash Investments	33,947,742	—	—
	$565,056,641	$357,330,818	—
Other Financial Instruments
Futures Contracts	$80,522	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$71,001	—	—
Swap Agreements	—	$33,231	—
	$71,001	$33,231	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $8,900,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $3,438 futures contracts purchased.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $440,510.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $40,458,333 futures contracts purchased and $3,700,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $3,500,000.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$45,000
Interest Rate Risk	Receivable for variation margin on futures contracts*	$51,625	Payable for variation margin on futures contracts*	—
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	6,348
		$51,625		$51,348

* Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$64,060	Change in net unrealized appreciation (depreciation) on swap agreements	—
Equity Price Risk	Net realized gain (loss) on futures contract transactions	84,532	Change in net unrealized appreciation (depreciation) on futures contracts	$77,723
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	19,804	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(10,966)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,483,724	Change in net unrealized appreciation (depreciation) on futures contracts	99,741
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(32,728)
		$1,652,120		$133,770

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$23,646,494	$24,785,618
Long-term capital gains	$37,669,850	$26,277,206

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$778,645,840
Gross tax appreciation of investments	$149,315,129
Gross tax depreciation of investments	(5,573,510)
Net tax appreciation (depreciation) of investments	143,741,619
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(32,728)
Net tax appreciation (depreciation)	$143,708,891
Other book-to-tax adjustments	$(88,069)
Undistributed ordinary income	$2,735,813
Accumulated long-term gains	$30,784,599

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
2015	$19.38	0.26	(0.08)	0.18	(0.28)	(1.37)	(1.65)	$17.91	0.98%	0.90%	1.43%	94%	$789,209
I Class
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
2015	$19.39	0.30	(0.09)	0.21	(0.31)	(1.37)	(1.68)	$17.92	1.19%	0.70%	1.63%	94%	$54,230
R5 Class
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574
2017(3)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(4)	1.66%(4)	112%(5)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the ten-year period and below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $9,040,111, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $37,669,850, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $9,738,856, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90968 1912

Annual Report

October 31, 2019

Growth Fund
Investor Class (TWCGX)
I Class (TWGIX)
Y Class (AGYWX)
A Class (TCRAX)
C Class (TWRCX)
R Class (AGWRX)
R5 Class (AGWUX)
R6 Class (AGRDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	16.35%	12.48%	13.83%	—	6/30/71
Russell 1000 Growth Index	—	17.10%	13.42%	15.41%	—	—
I Class	TWGIX	16.62%	12.72%	14.06%	—	6/16/97
Y Class	AGYWX	16.78%	—	—	16.69%	4/10/17
A Class	TCRAX					6/4/97
No sales charge		16.06%	12.21%	13.54%	—
With sales charge		9.40%	10.89%	12.87%	—
C Class	TWRCX	15.23%	11.37%	—	12.17%	3/1/10
R Class	AGWRX	15.78%	11.92%	13.26%	—	8/29/03
R5 Class	AGWUX	16.61%	—	—	16.51%	4/10/17
R6 Class	AGRDX	16.81%	12.89%	—	13.79%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices. Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $36,535

Russell 1000 Growth Index — $41,938

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

Growth returned 16.35%* for the 12 months ended October 31, 2019, lagging the 17.10% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil. The small real estate segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock selection in the consumer discretionary, energy and financials sectors detracted from fund performance relative to the benchmark. Stock decisions in the information technology and consumer staples sectors benefited relative performance.

Consumer Discretionary Stocks Led Detractors

Stock choices among textiles, apparel and luxury goods stocks weighed on relative performance in the consumer discretionary sector. We eliminated our position in Tapestry, a luxury goods holding company that reported disappointing results and provided weak guidance. Tapestry’s acquisition of Kate Spade has not worked out as management had anticipated.

Stock selection in the oil, gas and consumable fuels industry detracted. Concho Resources was a significant detractor, and we eliminated this oil and gas production company after it reported disappointing production.

Other significant detractors included XPO Logistics. We eliminated the stock of this freight and logistics company on concerns about its leveraged share buyback program. We think it’s late in the economic cycle to add debt to the balance sheet. We were also worried about increasing competition in XPO’s freight brokerage and last-mile delivery businesses. Biogen’s stock declined after the company halted trials of its Alzheimer’s drug, aducanumab, in March 2019. However, the company announced in October that a subsequent review of the data from more patients showed significant improvements in those who received high doses in one trial. As a result, the company said it would submit the drug for Food and Drug Administration approval. Biogen also has the leading multiple sclerosis franchise, which has generated significant cash flow that can be invested in other clinical development programs. Health insurer UnitedHealth Group underperformed as the presidential campaign kept regulatory and pricing risk elevated. We believe the company’s use of data analytics and technology makes it well positioned to drive efficiency gains across the sector, reducing costs and improving patient outcomes.

Information Technology Holdings Aided Performance

Stock choices in the semiconductors and semiconductor equipment industries benefited relative performance in the information technology sector. Semiconductor equipment company ASML Holding outperformed on strong new orders as it expands its market opportunity set into memory chip manufacturers. The Netherlands-based company’s technology allows for production of smaller and more efficient semiconductors. Semiconductor equipment company Applied Materials also

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

outperformed after reporting solid results. Chipmaker Broadcom was a top contributor. Broadcom’s acquisition of CA Technologies is viewed as driving sales going forward. In IT services, Visa aided performance as the credit card company reported earnings that beat analysts’ estimates.

Household products stocks aided performance in the consumer staples sector. The stock price of The Procter & Gamble Co. outperformed as the consumer products company posted its best organic growth in more than a decade. It also benefited from a more defensive market posture as interest rates declined.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was communication services. Our weighting in the sector is dominated by a few large positions, including Alphabet, Facebook and The Walt Disney Co. The portfolio is modestly overweight in the consumer discretionary sector. We believe that structurally better business models and brands will have better long-term fundamental results and stock performance. We think companies with strong competitive positions and that are investing behind their businesses and have strong management teams will continue to separate themselves from the pack.

We ended the period significantly underweight in the information technology sector. The sector remains the portfolio’s largest absolute weighting, and we see upside in semiconductor capital equipment providers, given favorable secular growth and attractive valuations.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	9.8%
Alphabet, Inc., Class A	8.5%
Amazon.com, Inc.	6.4%
Apple, Inc.	5.7%
Visa, Inc., Class A	5.5%
Facebook, Inc., Class A	3.9%
PayPal Holdings, Inc.	2.7%
Lockheed Martin Corp.	2.5%
UnitedHealth Group, Inc.	2.4%
Walt Disney Co. (The)	2.4%

Top Five Industries	% of net assets
Interactive Media and Services	12.8%
Software	12.6%
IT Services	8.8%
Internet and Direct Marketing Retail	6.4%
Technology Hardware, Storage and Peripherals	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	1.6%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,034.40	$5.03	0.98%
I Class	$1,000	$1,035.70	$4.00	0.78%
Y Class	$1,000	$1,036.50	$3.23	0.63%
A Class	$1,000	$1,033.20	$6.30	1.23%
C Class	$1,000	$1,029.30	$10.13	1.98%
R Class	$1,000	$1,031.70	$7.58	1.48%
R5 Class	$1,000	$1,035.70	$4.00	0.78%
R6 Class	$1,000	$1,036.60	$3.23	0.63%
Hypothetical
Investor Class	$1,000	$1,020.27	$4.99	0.98%
I Class	$1,000	$1,021.27	$3.97	0.78%
Y Class	$1,000	$1,022.03	$3.21	0.63%
A Class	$1,000	$1,019.01	$6.26	1.23%
C Class	$1,000	$1,015.22	$10.06	1.98%
R Class	$1,000	$1,017.75	$7.53	1.48%
R5 Class	$1,000	$1,021.27	$3.97	0.78%
R6 Class	$1,000	$1,022.03	$3.21	0.63%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 3.1%
Boeing Co. (The)	151,017	$51,332,189
Lockheed Martin Corp.	529,062	199,287,074
		250,619,263
Airlines — 0.6%
Delta Air Lines, Inc.	886,855	48,847,973
Auto Components — 0.1%
Aptiv plc	133,017	11,911,672
Biotechnology — 1.7%
Biogen, Inc.(1)	166,534	49,745,371
Vertex Pharmaceuticals, Inc.(1)	429,046	83,869,912
		133,615,283
Capital Markets — 1.1%
Charles Schwab Corp. (The)	2,215,747	90,203,060
Chemicals — 1.3%
Dow, Inc.	2,112,091	106,639,475
Communications Equipment — 1.0%
Arista Networks, Inc.(1)	330,318	80,785,873
Consumer Finance — 0.6%
American Express Co.	393,011	46,092,330
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	663,033	84,808,551
Entertainment — 3.4%
Liberty Media Corp-Liberty Formula One, Class C(1)	593,366	25,218,055
Take-Two Interactive Software, Inc.(1)	453,743	54,607,970
Walt Disney Co. (The)	1,505,023	195,532,588
		275,358,613
Equity Real Estate Investment Trusts (REITs) — 3.2%
Equity Residential	936,030	82,988,420
SBA Communications Corp.	721,359	173,595,043
		256,583,463
Food and Staples Retailing — 0.9%
Walmart, Inc.	603,699	70,789,745
Food Products — 0.7%
Beyond Meat, Inc.(1)(2)	162,790	13,747,616
Mondelez International, Inc., Class A	785,143	41,180,750
		54,928,366
Health Care Equipment and Supplies — 4.4%
Baxter International, Inc.	1,673,978	128,394,112
Boston Scientific Corp.(1)	2,343,784	97,735,793
Edwards Lifesciences Corp.(1)	229,660	54,746,351
IDEXX Laboratories, Inc.(1)	42,090	11,996,071

10

	Shares	Value
Intuitive Surgical, Inc.(1)	105,800	$58,502,110
		351,374,437
Health Care Providers and Services — 2.7%
Quest Diagnostics, Inc.	220,505	22,326,131
UnitedHealth Group, Inc.	773,974	195,583,230
		217,909,361
Hotels, Restaurants and Leisure — 4.6%
Chipotle Mexican Grill, Inc.(1)	57,591	44,815,013
Darden Restaurants, Inc.	641,267	71,995,046
Domino's Pizza, Inc.	289,184	78,548,158
Las Vegas Sands Corp.	780,905	48,291,165
Royal Caribbean Cruises Ltd.	1,194,024	129,945,632
		373,595,014
Household Products — 1.7%
Church & Dwight Co., Inc.	714,849	49,996,539
Procter & Gamble Co. (The)	679,336	84,584,126
		134,580,665
Insurance — 0.6%
Progressive Corp. (The)	686,524	47,850,723
Interactive Media and Services — 12.8%
Alphabet, Inc., Class A(1)	539,359	678,945,109
Facebook, Inc., Class A(1)	1,636,697	313,672,980
Twitter, Inc.(1)	1,172,052	35,126,399
		1,027,744,488
Internet and Direct Marketing Retail — 6.4%
Amazon.com, Inc.(1)	290,452	516,034,450
IT Services — 8.8%
Fastly, Inc., Class A(1)(2)	741,966	14,854,160
PayPal Holdings, Inc.(1)	2,064,182	214,881,346
VeriSign, Inc.(1)	192,946	36,663,599
Visa, Inc., Class A	2,484,284	444,339,036
		710,738,141
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	231,040	17,501,280
Illumina, Inc.(1)	151,462	44,760,050
		62,261,330
Machinery — 1.6%
Cummins, Inc.	726,007	125,221,687
Multiline Retail — 0.5%
Target Corp.	389,568	41,648,715
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	265,579	49,469,400
Pharmaceuticals — 3.8%
Merck & Co., Inc.	1,958,146	169,692,932
Novo Nordisk A/S, B Shares	1,829,724	100,741,344
Zoetis, Inc.	271,723	34,758,806
		305,193,082

11

	Shares/Principal Amount	Value
Road and Rail — 2.7%
Lyft, Inc., Class A(1)	634,992	$26,314,069
Union Pacific Corp.	1,155,242	191,146,341
		217,460,410
Semiconductors and Semiconductor Equipment — 5.5%
Analog Devices, Inc.	667,853	71,213,166
Applied Materials, Inc.	1,374,973	74,606,035
ASML Holding NV	446,538	117,148,857
Broadcom, Inc.	621,285	181,943,312
		444,911,370
Software — 12.6%
Datadog, Inc., Class A(1)(2)	386,137	12,970,342
Microsoft Corp.	5,487,327	786,718,072
PagerDuty, Inc.(1)	1,179,576	27,118,452
Palo Alto Networks, Inc.(1)	244,466	55,589,124
salesforce.com, Inc.(1)	746,588	116,833,556
Zendesk, Inc.(1)	116,275	8,214,829
Zoom Video Communications, Inc., Class A(1)(2)	85,100	5,947,639
		1,013,392,014
Specialty Retail — 1.7%
TJX Cos., Inc. (The)	2,382,858	137,371,764
Technology Hardware, Storage and Peripherals — 5.7%
Apple, Inc.	1,851,983	460,699,291
Textiles, Apparel and Luxury Goods — 2.0%
NIKE, Inc., Class B	1,813,775	162,423,551
TOTAL COMMON STOCKS (Cost $4,777,636,429)		7,911,063,560
TEMPORARY CASH INVESTMENTS — 1.6%
Federal Home Loan Bank Discount Notes, 1.43%, 11/1/19(3)	$100,000,000	100,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $18,900,718), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $18,507,792)		18,507,021
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $6,304,521), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $6,177,112)		6,177,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	8,159	8,159
TOTAL TEMPORARY CASH INVESTMENTS (Cost $124,692,180)		124,692,180
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $40,980,691)	40,980,691	40,980,691
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $4,943,309,300)		8,076,736,431
OTHER ASSETS AND LIABILITIES — (0.4)%		(33,731,527)
TOTAL NET ASSETS — 100.0%		$8,043,004,904

12

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,307,835	USD	4,739,902	Credit Suisse AG	12/31/19	$84,287
EUR	6,542,826	USD	7,227,036	Credit Suisse AG	12/31/19	100,040
EUR	5,049,543	USD	5,574,342	Credit Suisse AG	12/31/19	80,459
EUR	788,021	USD	873,446	Credit Suisse AG	12/31/19	9,030
EUR	4,175,130	USD	4,666,585	Credit Suisse AG	12/31/19	8,993
USD	114,255,546	EUR	102,530,194	Credit Suisse AG	12/31/19	(564,325)
USD	3,271,480	EUR	2,972,938	Credit Suisse AG	12/31/19	(57,806)
USD	970,528	EUR	874,484	Credit Suisse AG	12/31/19	(8,774)
USD	2,914,258	EUR	2,618,945	Credit Suisse AG	12/31/19	(18,605)
USD	2,389,079	EUR	2,144,499	Credit Suisse AG	12/31/19	(12,468)
						$(379,169)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini	329	December 2019	$6,580	$53,233,845	$880,458
S&P 500 E-Mini	350	December 2019	$17,500	53,126,500	551,763
				$106,360,345	$1,432,221

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $40,864,200. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	The rate indicated is the yield to maturity at purchase.

(4)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $41,859,889, which includes securities collateral of $879,198.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $4,902,328,609) — including $40,864,200 of securities on loan	$8,035,755,740
Investment made with cash collateral received for securities on loan, at value (cost of $40,980,691)	40,980,691
Total investment securities, at value (cost of $4,943,309,300)	8,076,736,431
Deposits with broker for futures contracts	4,705,400
Receivable for investments sold	47,650,340
Receivable for capital shares sold	1,270,580
Unrealized appreciation on forward foreign currency exchange contracts	282,809
Dividends and interest receivable	1,720,296
Securities lending receivable	1,347,287
8,133,713,143

Liabilities
Payable for collateral received for securities on loan	40,980,691
Payable for investments purchased	40,177,877
Payable for capital shares redeemed	2,321,664
Payable for variation margin on futures contracts	348,180
Unrealized depreciation on forward foreign currency exchange contracts	661,978
Accrued management fees	6,154,665
Distribution and service fees payable	63,184
90,708,239

Net Assets	$8,043,004,904

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,467,881,494
Distributable earnings	3,575,123,410
$8,043,004,904

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$5,937,959,439	165,842,839	$35.80
I Class, $0.01 Par Value	$1,382,617,665	37,821,141	$36.56
Y Class, $0.01 Par Value	$53,640,780	1,465,294	$36.61
A Class, $0.01 Par Value	$93,422,062	2,706,660	$34.52*
C Class, $0.01 Par Value	$8,407,558	259,739	$32.37
R Class, $0.01 Par Value	$87,301,793	2,605,712	$33.50
R5 Class, $0.01 Par Value	$533,084	14,569	$36.59
R6 Class, $0.01 Par Value	$479,122,523	13,106,336	$36.56
*Maximum offering price $36.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $526,250)	$88,187,493
Securities lending, net	3,500,521
Interest	2,326,767
94,014,781

Expenses:
Management fees	70,844,362
Distribution and service fees:
A Class	243,307
C Class	95,873
R Class	454,821
Directors' fees and expenses	239,094
Other expenses	12,754
71,890,211

Net investment income (loss)	22,124,570

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	461,222,562
Forward foreign currency exchange contract transactions	8,296,365
Futures contract transactions	(11,852,235)
Foreign currency translation transactions	(6,634)
457,660,058

Change in net unrealized appreciation (depreciation) on:
Investments	664,061,650
Forward foreign currency exchange contracts	(3,924,421)
Futures contracts	1,432,221
Translation of assets and liabilities in foreign currencies	(1,934)
661,567,516

Net realized and unrealized gain (loss)	1,119,227,574

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,141,352,144

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$22,124,570	$15,786,789
Net realized gain (loss)	457,660,058	886,300,896
Change in net unrealized appreciation (depreciation)	661,567,516	(64,349,253)
Net increase (decrease) in net assets resulting from operations	1,141,352,144	837,738,432

Distributions to Shareholders
From earnings:
Investor Class	(620,549,413)	(539,577,340)
I Class	(135,799,946)	(111,540,568)
Y Class	(5,869,002)	(5,319,857)
A Class	(11,268,612)	(10,572,457)
C Class	(1,173,312)	(989,243)
R Class	(11,498,287)	(10,340,531)
R5 Class	(45,748)	(554)
R6 Class	(48,975,743)	(95,667,597)
Decrease in net assets from distributions	(835,180,063)	(774,008,147)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(221,312,359)	(273,310,818)

Net increase (decrease) in net assets	84,859,722	(209,580,533)

Net Assets
Beginning of period	7,958,145,182	8,167,725,715
End of period	$8,043,004,904	$7,958,145,182

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

17

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$40,980,691	—	—	—	$40,980,691
Gross amount of recognized liabilities for securities lending transactions					$40,980,691

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.98%
I Class	0.600% to 0.790%	0.78%
Y Class	0.450% to 0.640%	0.63%
A Class	0.800% to 0.990%	0.98%
C Class	0.800% to 0.990%	0.98%
R Class	0.800% to 0.990%	0.98%
R5 Class	0.600% to 0.790%	0.78%
R6 Class	0.450% to 0.640%	0.63%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $44,936,753 and $27,747,494, respectively. The effect of interfund transactions on the Statement of Operations was $(1,653,968) in net realized gain (loss) on investment transactions.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $2,312,260,051 and $3,410,230,878, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		1,500,000,000
Sold	6,174,389	$204,624,318	7,149,005	$251,093,984
Issued in reinvestment of distributions	20,752,173	599,737,810	15,758,217	521,754,577
Redeemed	(22,142,478)	(738,868,587)	(23,572,021)	(840,580,951)
	4,784,084	65,493,541	(664,799)	(67,732,390)
I Class/Shares Authorized	460,000,000		400,000,000
Sold	8,201,339	284,251,396	8,689,683	319,033,553
Issued in reinvestment of distributions	4,549,653	134,032,787	3,275,221	110,276,696
Redeemed	(9,493,140)	(319,770,751)	(13,203,233)	(475,301,714)
	3,257,852	98,513,432	(1,238,329)	(45,991,465)
Y Class/Shares Authorized	40,000,000		50,000,000
Sold	193,293	6,309,777	175,148	6,384,121
Issued in reinvestment of distributions	197,540	5,819,520	158,000	5,319,857
Redeemed	(401,561)	(13,473,502)	(439,040)	(15,970,415)
	(10,728)	(1,344,205)	(105,892)	(4,266,437)
A Class/Shares Authorized	40,000,000		120,000,000
Sold	583,026	18,601,566	774,352	26,596,791
Issued in reinvestment of distributions	335,059	9,354,848	265,742	8,535,632
Redeemed	(1,260,515)	(40,816,895)	(1,331,043)	(45,936,465)
	(342,430)	(12,860,481)	(290,949)	(10,804,042)
C Class/Shares Authorized	30,000,000		20,000,000
Sold	63,391	1,766,765	53,487	1,746,172
Issued in reinvestment of distributions	39,522	1,041,792	27,606	849,166
Redeemed	(149,895)	(4,554,998)	(79,275)	(2,613,979)
	(46,982)	(1,746,441)	1,818	(18,641)
R Class/Shares Authorized	40,000,000		30,000,000
Sold	339,606	10,447,195	362,281	12,163,236
Issued in reinvestment of distributions	417,329	11,334,663	324,563	10,201,029
Redeemed	(1,207,308)	(36,468,093)	(766,150)	(25,880,852)
	(450,373)	(14,686,235)	(79,306)	(3,516,587)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	2,974	101,028	14,877	524,263
Issued in reinvestment of distributions	1,552	45,748	16	554
Redeemed	(1,305)	(44,020)	(3,707)	(136,747)
	3,221	102,756	11,186	388,070
R6 Class/Shares Authorized	200,000,000		300,000,000
Sold	3,277,264	109,281,671	3,111,009	111,232,000
Issued in reinvestment of distributions	1,664,709	48,975,743	2,844,710	95,667,597
Redeemed	(15,267,638)	(513,042,140)	(9,628,316)	(348,268,923)
	(10,325,665)	(354,784,726)	(3,672,597)	(141,369,326)
Net increase (decrease)	(3,131,021)	$(221,312,359)	(6,038,868)	$(273,310,818)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$7,693,173,359	$217,890,201	—
Temporary Cash Investments	8,159	124,684,021	—
Temporary Cash Investments - Securities Lending Collateral	40,980,691	—	—
	$7,734,162,209	$342,574,222	—
Other Financial Instruments
Futures Contracts	$1,432,221	—	—
Forward Foreign Currency Exchange Contracts	—	$282,809	—
	$1,432,221	$282,809	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$661,978	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

22

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $113,738,850.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$348,180
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$282,809	Unrealized depreciation on forward foreign currency exchange contracts	661,978
		$282,809		$1,010,158

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(11,852,235)	Change in net unrealized appreciation (depreciation) on futures contracts	$1,432,221
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	8,296,365	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,924,421)
		$(3,555,870)		$(2,492,200)

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$83,919,008	$166,784,392
Long-term capital gains	$751,261,055	$607,223,755

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,950,528,149
Gross tax appreciation of investments	$3,192,060,528
Gross tax depreciation of investments	(65,852,246)
Net tax appreciation (depreciation) of investments	3,126,208,282
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,091)
Net tax appreciation (depreciation)	$3,126,206,191
Undistributed ordinary income	$24,642,374
Accumulated long-term gains	$424,274,845

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$34.94	0.08	4.70	4.78	(0.08)	(3.84)	(3.92)	$35.80	16.35%	0.98%	0.24%	30%	$5,937,959
2018	$34.93	0.04	3.35	3.39	(0.06)	(3.32)	(3.38)	$34.94	10.22%	0.97%	0.13%	38%	$5,627,171
2017	$28.64	0.08	7.67	7.75	(0.17)	(1.29)	(1.46)	$34.93	28.26%	0.98%	0.26%	48%	$5,648,965
2016	$30.57	0.16	(0.08)	0.08	(0.10)	(1.91)	(2.01)	$28.64	0.40%	0.98%	0.57%	36%	$5,122,550
2015	$35.39	0.10	2.34	2.44	(0.10)	(7.16)	(7.26)	$30.57	9.07%	0.97%	0.35%	49%	$5,952,798
I Class
2019	$35.59	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.56	16.62%	0.78%	0.44%	30%	$1,382,618
2018	$35.52	0.12	3.40	3.52	(0.13)	(3.32)	(3.45)	$35.59	10.46%	0.77%	0.33%	38%	$1,230,065
2017	$29.11	0.15	7.78	7.93	(0.23)	(1.29)	(1.52)	$35.52	28.48%	0.78%	0.46%	48%	$1,271,821
2016	$31.03	0.23	(0.08)	0.15	(0.16)	(1.91)	(2.07)	$29.11	0.64%	0.78%	0.77%	36%	$1,297,685
2015	$35.83	0.17	2.36	2.53	(0.17)	(7.16)	(7.33)	$31.03	9.30%	0.77%	0.55%	49%	$1,723,219
Y Class
2019	$35.64	0.20	4.81	5.01	(0.20)	(3.84)	(4.04)	$36.61	16.78%	0.63%	0.59%	30%	$53,641
2018	$35.54	0.17	3.40	3.57	(0.15)	(3.32)	(3.47)	$35.64	10.61%	0.62%	0.48%	38%	$52,601
2017(3)	$30.93	0.08	4.53	4.61	—	—	—	$35.54	14.90%	0.63%(4)	0.43%(4)	48%(5)	$56,218

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$33.82	—(6)	4.54	4.54	—	(3.84)	(3.84)	$34.52	16.06%	1.23%	(0.01)%	30%	$93,422
2018	$33.94	(0.04)	3.24	3.20	—	(3.32)	(3.32)	$33.82	9.94%	1.22%	(0.12)%	38%	$103,115
2017	$27.86	0.01	7.46	7.47	(0.10)	(1.29)	(1.39)	$33.94	27.95%	1.23%	0.01%	48%	$113,348
2016	$29.78	0.10	(0.08)	0.02	(0.03)	(1.91)	(1.94)	$27.86	0.18%	1.23%	0.32%	36%	$147,133
2015	$34.65	0.04	2.26	2.30	(0.01)	(7.16)	(7.17)	$29.78	8.78%	1.22%	0.10%	49%	$290,077
C Class
2019	$32.18	(0.23)	4.26	4.03	—	(3.84)	(3.84)	$32.37	15.23%	1.98%	(0.76)%	30%	$8,408
2018	$32.67	(0.29)	3.12	2.83	—	(3.32)	(3.32)	$32.18	9.12%	1.97%	(0.87)%	38%	$9,871
2017	$26.97	(0.21)	7.20	6.99	—	(1.29)	(1.29)	$32.67	26.99%	1.98%	(0.74)%	48%	$9,962
2016	$29.08	(0.11)	(0.09)	(0.20)	—	(1.91)	(1.91)	$26.97	(0.58)%	1.98%	(0.43)%	36%	$9,379
2015	$34.20	(0.19)	2.23	2.04	—	(7.16)	(7.16)	$29.08	7.95%	1.97%	(0.65)%	49%	$11,713
R Class
2019	$33.02	(0.08)	4.40	4.32	—	(3.84)	(3.84)	$33.50	15.78%	1.48%	(0.26)%	30%	$87,302
2018	$33.29	(0.13)	3.18	3.05	—	(3.32)	(3.32)	$33.02	9.66%	1.47%	(0.37)%	38%	$100,915
2017	$27.35	(0.07)	7.32	7.25	(0.02)	(1.29)	(1.31)	$33.29	27.62%	1.48%	(0.24)%	48%	$104,368
2016	$29.31	0.02	(0.07)	(0.05)	—	(1.91)	(1.91)	$27.35	(0.06)%	1.48%	0.07%	36%	$96,415
2015	$34.28	(0.04)	2.23	2.19	—	(7.16)	(7.16)	$29.31	8.50%	1.47%	(0.15)%	49%	$114,672

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$35.62	0.15	4.81	4.96	(0.15)	(3.84)	(3.99)	$36.59	16.61%	0.78%	0.44%	30%	$533
2018	$35.53	0.12	3.40	3.52	(0.11)	(3.32)	(3.43)	$35.62	10.45%	0.77%	0.33%	38%	$404
2017(3)	$30.95	0.05	4.53	4.58	—	—	—	$35.53	14.80%	0.78%(4)	0.27%(4)	48%(5)	$6
R6 Class
2019	$35.59	0.21	4.80	5.01	(0.20)	(3.84)	(4.04)	$36.56	16.81%	0.63%	0.59%	30%	$479,123
2018	$35.53	0.17	3.40	3.57	(0.19)	(3.32)	(3.51)	$35.59	10.60%	0.62%	0.48%	38%	$834,003
2017	$29.11	0.18	7.80	7.98	(0.27)	(1.29)	(1.56)	$35.53	28.71%	0.63%	0.61%	48%	$963,039
2016	$31.04	0.26	(0.07)	0.19	(0.21)	(1.91)	(2.12)	$29.11	0.76%	0.63%	0.92%	36%	$390,201
2015	$35.84	0.23	2.35	2.58	(0.22)	(7.16)	(7.38)	$31.04	9.46%	0.62%	0.70%	49%	$333,333

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

32

In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

33

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

34

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $83,919,008, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $779,001,776, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $63,243,788 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $29,352,223 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90970 1912

Annual Report

October 31, 2019

Heritage Fund
Investor Class (TWHIX)
I Class (ATHIX)
Y Class (ATHYX)
A Class (ATHAX)
C Class (AHGCX)
R Class (ATHWX)
R5 Class (ATHGX)
R6 Class (ATHDX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	17.22%	9.69%	13.30%	—	11/10/87
Russell Midcap Growth Index	—	18.93%	10.91%	14.75%	—	—
I Class	ATHIX	17.50%	9.91%	13.54%	—	6/16/97
Y Class	ATHYX	17.68%	—	—	13.90%	4/10/17
A Class	ATHAX					7/11/97
No sales charge		16.91%	9.41%	13.02%	—
With sales charge		10.17%	8.13%	12.36%	—
C Class	AHGCX	16.06%	8.60%	12.18%	—	6/26/01
R Class	ATHWX	16.66%	9.15%	12.74%	—	9/28/07
R5 Class	ATHGX	17.50%	—	—	13.73%	4/10/17
R6 Class	ATHDX	17.68%	10.08%	—	10.68%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $34,894

Russell Midcap Growth Index — $39,619

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.01%	0.81%	0.66%	1.26%	2.01%	1.51%	0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

Heritage returned 17.22%* for the 12 months ended October 31, 2019, lagging the 18.93% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, most sectors posted double-digit returns, led by real estate and information technology. Energy posted a significant loss as oversupply and declining oil prices weighed on the sector.

Stock selection in the health care sector detracted from the fund’s performance relative to the benchmark. Stock choices in the consumer discretionary sector also weighed on performance. Stock selection in the information technology and financials sectors benefited relative performance.

Health Care Stocks Weighed on Performance

In the health care sector, stock decisions among health care providers and services companies detracted. The stock of veterinary care company Covetrus fell sharply after it reported disappointing quarterly results. The company failed to execute well on its spin-off from Henry Schein and its merger with Vets First Choice. We eliminated the holding. WellCare Health Plans, a managed health care provider that sells insurance in Medicare and Medicaid markets, declined on profit-taking early in 2019 after the industry had performed well in 2018. We sold our holding in the second quarter of 2019 following the announcement that it would be acquired by Centene. We added Centene to the portfolio at that time.

Other significant detractors included Concho Resources. The oil and natural gas company reported poor earnings amid lower oil prices. Concho was eliminated. Twitter was a key underperformer after it reported disappointing quarterly results late in the period and provided weaker-than-expected guidance for the next quarter.

Video game company Take-Two Interactive Software reported strong quarterly results on the launch of "Red Dead Redemption 2," but guidance disappointed. PTC, a software provider to industrial companies, was a significant detractor. Our thesis was that its software gave the company increasing exposure to the internet of things for industrials. However, PTC’s core business has been slowing because the management team lost sight of core cash flow. We eliminated our holding to invest in more attractive software companies.

Information Technology Stocks Were Top Contributors

Stock selection among IT services companies led performance in the information technology sector. FleetCor Technologies was a top contributor in the industry. FleetCor, a payments firm chiefly known as a provider of prepaid fuel cards to businesses, has benefited from key acquisitions. Booz Allen Hamilton Holding was a top contributor. The company provides IT services such as cybersecurity and cloud storage for the defense industry. Booz Allen continued to execute well and enjoyed a strong tailwind in defense spending. We think it’s a high-quality company with good cash flow. Xilinx was a top contributor. It makes semiconductor chips that help increase the speed of data centers, including cellphone signals. The company is gaining market share relative

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

to its major competitor, Intel. Xilinx is seeing renewed demand as telecommunication operators spend on 5G, the next generation of communication standards.

Other significant contributors included Array BioPharma, a commercial-stage biotechnology company focused on developing targeted therapies to treat cancer. The company reported positive phase 3 results for a form of colorectal cancer and subsequently agreed to be acquired by Pfizer. The stock was eliminated from the portfolio as a result of the transaction. Tower company SBA Communications was a top contributor as it is benefiting from the rollout of 5G cellular. Beverage packaging company Ball outperformed on strong global demand along with cost-cutting measures. Its aerospace subsidiary also performed well.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, the portfolio’s largest overweight relative to the benchmark was in the information technology sector. We have a favorable outlook for the sector. We believe that the tailwinds are numerous, are sizable and have duration, and we have investments in companies whose business model can sustainably take advantage of these themes.

Consumer discretionary was modestly overweight. We are cautious on the economic cycle and recognize the long list of concerns. However, we enjoy the benefit of a long-term investment horizon and continue to focus on our favorite thematic growth ideas, seeking to find those companies best positioned to take market share during the age of e-commerce.

The portfolio’s industrials exposure was underweight. We think that the U.S. economy is likely to slow, putting pressure on industrial companies’ earnings.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Fiserv, Inc.	5.4%
SBA Communications Corp.	3.0%
FleetCor Technologies, Inc.	2.6%
Encompass Health Corp.	2.4%
AMETEK, Inc.	2.4%
Ingersoll-Rand plc	2.3%
Keysight Technologies, Inc.	2.2%
Twitter, Inc.	2.1%
Applied Materials, Inc.	2.1%
Advanced Micro Devices, Inc.	2.0%

Top Five Industries	% of net assets
IT Services	11.0%
Software	10.1%
Semiconductors and Semiconductor Equipment	6.7%
Health Care Equipment and Supplies	6.7%
Specialty Retail	6.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	0.5%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.8%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(1.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,014.50	$5.08	1.00%
I Class	$1,000	$1,015.50	$4.06	0.80%
Y Class	$1,000	$1,016.20	$3.30	0.65%
A Class	$1,000	$1,012.90	$6.34	1.25%
C Class	$1,000	$1,009.00	$10.13	2.00%
R Class	$1,000	$1,011.90	$7.61	1.50%
R5 Class	$1,000	$1,015.50	$4.06	0.80%
R6 Class	$1,000	$1,016.20	$3.30	0.65%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.09	1.00%
I Class	$1,000	$1,021.17	$4.08	0.80%
Y Class	$1,000	$1,021.93	$3.31	0.65%
A Class	$1,000	$1,018.90	$6.36	1.25%
C Class	$1,000	$1,015.12	$10.16	2.00%
R Class	$1,000	$1,017.64	$7.63	1.50%
R5 Class	$1,000	$1,021.17	$4.08	0.80%
R6 Class	$1,000	$1,021.93	$3.31	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 1.8%
L3Harris Technologies, Inc.	391,472	$80,764,588
Auto Components — 1.3%
Aptiv plc	678,824	60,788,689
Beverages — 2.0%
Brown-Forman Corp., Class B	425,163	27,856,680
Constellation Brands, Inc., Class A	321,059	61,107,159
		88,963,839
Biotechnology — 2.3%
Exact Sciences Corp.(1)	505,800	44,004,600
Immunomedics, Inc.(1)(2)	2,007,234	32,115,744
Sage Therapeutics, Inc.(1)	140,112	19,006,193
Turning Point Therapeutice, Inc.(1)	280,352	10,754,302
		105,880,839
Capital Markets — 5.1%
LPL Financial Holdings, Inc.	1,144,341	92,508,526
MSCI, Inc.	265,477	62,270,285
S&P Global, Inc.	300,754	77,591,525
		232,370,336
Commercial Services and Supplies — 1.0%
Waste Management, Inc.	401,504	45,052,764
Communications Equipment — 1.5%
Arista Networks, Inc.(1)	278,988	68,232,095
Construction and Engineering — 1.0%
Jacobs Engineering Group, Inc.	486,334	45,511,136
Construction Materials — 1.5%
Vulcan Materials Co.	487,641	69,669,270
Containers and Packaging — 1.3%
Ball Corp.	873,382	61,110,538
Distributors — 1.5%
LKQ Corp.(1)	1,953,242	66,390,696
Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc.(1)	295,388	43,871,026
Electrical Equipment — 2.6%
AMETEK, Inc.	1,170,259	107,254,238
Sensata Technologies Holding plc(1)	220,575	11,291,234
		118,545,472
Electronic Equipment, Instruments and Components — 4.2%
CDW Corp.	694,584	88,844,240
Keysight Technologies, Inc.(1)	990,730	99,974,564
		188,818,804
Entertainment — 2.3%
Live Nation Entertainment, Inc.(1)	541,644	38,185,902

10

	Shares	Value
Take-Two Interactive Software, Inc.(1)	554,220	$66,700,377
		104,886,279
Equity Real Estate Investment Trusts (REITs) — 3.0%
SBA Communications Corp.	568,222	136,742,624
Health Care Equipment and Supplies — 6.7%
DexCom, Inc.(1)	138,210	21,317,511
Haemonetics Corp.(1)	560,889	67,716,129
Masimo Corp.(1)	365,994	53,358,265
ResMed, Inc.	413,250	61,127,940
SmileDirectClub, Inc.(1)	1,312,774	15,352,892
Teleflex, Inc.	246,520	85,643,513
		304,516,250
Health Care Providers and Services — 3.7%
Centene Corp.(1)	1,145,459	60,800,964
Encompass Health Corp.	1,709,742	109,457,683
		170,258,647
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	74,158	57,706,789
Domino's Pizza, Inc.	67,246	18,265,358
Planet Fitness, Inc., Class A(1)	1,053,760	67,082,362
		143,054,509
Industrial Conglomerates — 0.4%
Roper Technologies, Inc.	53,079	17,885,500
Interactive Media and Services — 2.6%
Pinterest, Inc., Class A(1)	925,250	23,260,785
Twitter, Inc.(1)	3,221,510	96,548,655
		119,809,440
Internet and Direct Marketing Retail — 1.3%
Expedia Group, Inc.	431,430	58,959,224
IT Services — 11.0%
Booz Allen Hamilton Holding Corp.	810,608	57,042,485
Fiserv, Inc.(1)	2,327,572	247,048,492
FleetCor Technologies, Inc.(1)	399,910	117,661,520
Square, Inc., Class A(1)	1,288,273	79,138,611
		500,891,108
Life Sciences Tools and Services — 1.3%
Bruker Corp.	1,282,491	57,070,849
Machinery — 3.7%
Ingersoll-Rand plc	807,330	102,442,104
Parker-Hannifin Corp.	355,839	65,292,898
		167,735,002
Personal Products — 0.8%
Shiseido Co. Ltd.	428,800	35,515,854
Pharmaceuticals — 0.7%
Catalent, Inc.(1)	654,412	31,837,144
Professional Services — 3.1%
IHS Markit Ltd.(1)	893,907	62,591,368

11

	Shares/Principal Amount	Value
Verisk Analytics, Inc.	544,982	$78,858,895
		141,450,263
Road and Rail — 1.4%
J.B. Hunt Transport Services, Inc.	554,717	65,212,530
Semiconductors and Semiconductor Equipment — 6.7%
Advanced Micro Devices, Inc.(1)	2,729,588	92,614,921
Applied Materials, Inc.	1,726,304	93,669,255
Marvell Technology Group Ltd.	2,419,263	59,005,824
Micron Technology, Inc.(1)	895,872	42,598,714
Xilinx, Inc.	198,666	18,026,953
		305,915,667
Software — 10.1%
Atlassian Corp. plc, Class A(1)	587,828	71,003,744
Cadence Design Systems, Inc.(1)	1,137,537	74,338,043
Coupa Software, Inc.(1)	397,776	54,690,222
Palo Alto Networks, Inc.(1)	181,933	41,369,745
Paycom Software, Inc.(1)	206,383	43,656,196
Proofpoint, Inc.(1)	463,585	53,483,802
RingCentral, Inc., Class A(1)	395,616	63,899,896
Splunk, Inc.(1)	467,592	56,092,336
		458,533,984
Specialty Retail — 6.6%
Advance Auto Parts, Inc.	193,843	31,495,611
Burlington Stores, Inc.(1)	446,794	85,860,403
Five Below, Inc.(1)	434,829	54,401,456
Floor & Decor Holdings, Inc., Class A(1)	817,547	37,468,179
O'Reilly Automotive, Inc.(1)	102,948	44,834,884
Tractor Supply Co.	468,365	44,504,042
		298,564,575
Textiles, Apparel and Luxury Goods — 1.2%
Lululemon Athletica, Inc.(1)	260,293	53,170,051
TOTAL COMMON STOCKS (Cost $3,610,892,756)		4,447,979,592
EXCHANGE-TRADED FUNDS — 0.5%
SPDR S&P Oil & Gas Exploration & Production ETF(2) (Cost $34,786,834)	1,097,063	23,169,971
TEMPORARY CASH INVESTMENTS — 1.8%
Federal Home Loan Bank Discount Notes, 1.43%, 11/1/19(3)	$60,000,000	60,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $16,007,153), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $15,674,381)		15,673,728
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $5,337,570), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $5,231,094)		5,231,000

12

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,334	$17,334
TOTAL TEMPORARY CASH INVESTMENTS (Cost $80,922,062)		80,922,062
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(4) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $54,980,029)	54,980,029	54,980,029
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $3,781,581,681)		4,607,051,654
OTHER ASSETS AND LIABILITIES — (1.4)%		(63,648,482)
TOTAL NET ASSETS — 100.0%		$4,543,403,172

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	96,480,000	USD	906,093	Bank of America N.A.	12/30/19	$(9,245)
USD	31,473,192	JPY	3,374,870,400	Bank of America N.A.	12/30/19	101,438
USD	747,829	JPY	79,885,440	Bank of America N.A.	12/30/19	5,238
USD	863,262	JPY	93,006,720	Bank of America N.A.	12/30/19	(1,300)
						$96,131

NOTES TO SCHEDULE OF INVESTMENTS
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $53,345,880. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	The rate indicated is the yield to maturity at purchase.

(4)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $54,980,029.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $3,726,601,652) — including $53,345,880 of securities on loan	$4,552,071,625
Investment made with cash collateral received for securities on loan, at value (cost of $54,980,029)	54,980,029
Total investment securities, at value (cost of $3,781,581,681)	4,607,051,654
Receivable for investments sold	42,664,193
Receivable for capital shares sold	533,927
Unrealized appreciation on forward foreign currency exchange contracts	106,676
Dividends and interest receivable	83,443
Securities lending receivable	8,816
4,650,448,709

Liabilities
Payable for collateral received for securities on loan	54,980,029
Payable for investments purchased	45,076,904
Payable for capital shares redeemed	3,141,563
Unrealized depreciation on forward foreign currency exchange contracts	10,545
Accrued management fees	3,732,935
Distribution and service fees payable	103,561
107,045,537

Net Assets	$4,543,403,172

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,256,837,197
Distributable earnings	1,286,565,975
$4,543,403,172

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,702,698,712	170,293,413	$21.74
I Class, $0.01 Par Value	$336,242,121	14,297,386	$23.52
Y Class, $0.01 Par Value	$29,802,706	1,250,143	$23.84
A Class, $0.01 Par Value	$263,577,785	13,438,198	$19.61*
C Class, $0.01 Par Value	$39,793,703	2,737,082	$14.54
R Class, $0.01 Par Value	$32,802,536	1,675,314	$19.58
R5 Class, $0.01 Par Value	$3,663,317	155,774	$23.52
R6 Class, $0.01 Par Value	$134,822,292	5,655,917	$23.84
*Maximum offering price $20.81 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends	$25,485,980
Securities lending, net	1,355,073
Interest	1,314,692
28,155,745

Expenses:
Management fees	44,026,329
Distribution and service fees:
A Class	666,166
C Class	483,445
R Class	163,291
Directors' fees and expenses	139,999
Other expenses	6,922
45,486,152

Net investment income (loss)	(17,330,407)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	516,479,028
Forward foreign currency exchange contract transactions	2,491,005
Foreign currency translation transactions	31,911
519,001,944

Change in net unrealized appreciation (depreciation) on:
Investments	197,275,178
Forward foreign currency exchange contracts	(956,039)
Translation of assets and liabilities in foreign currencies	2,669
196,321,808

Net realized and unrealized gain (loss)	715,323,752

Net Increase (Decrease) in Net Assets Resulting from Operations	$697,993,345

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$(17,330,407)	$(15,626,848)
Net realized gain (loss)	519,001,944	912,258,063
Change in net unrealized appreciation (depreciation)	196,321,808	(529,917,893)
Net increase (decrease) in net assets resulting from operations	697,993,345	366,713,322

Distributions to Shareholders
From earnings:
Investor Class	(679,904,197)	(357,413,528)
I Class	(41,064,427)	(21,818,452)
Y Class	(1,986,316)	(462)
A Class	(53,942,496)	(32,633,569)
C Class	(13,662,155)	(9,874,176)
R Class	(6,464,936)	(3,686,185)
R5 Class	(529,611)	(10,800)
R6 Class	(22,767,081)	(15,306,317)
Decrease in net assets from distributions	(820,321,219)	(440,743,489)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	119,035,175	(392,193,297)

Net increase (decrease) in net assets	(3,292,699)	(466,223,464)

Net Assets
Beginning of period	4,546,695,871	5,012,919,335
End of period	$4,543,403,172	$4,546,695,871

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$31,101,423	—	—	—	$31,101,423
Exchange-Traded Funds	23,878,606	—	—	—	23,878,606
Total Borrowings	$54,980,029	—	—	—	$54,980,029
Gross amount of recognized liabilities for securities lending transactions					$54,980,029

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.000%	0.800%	0.650%	1.000%	1.000%	1.000%	0.800%	0.650%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $27,548,530 and $30,362,083, respectively. The effect of interfund transactions on the Statement of Operations was $(685,446) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $3,653,864,895 and $4,337,114,396, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	2,100,000,000		1,500,000,000
Sold	8,881,792	$183,562,881	6,961,929	$165,062,440
Issued in reinvestment of distributions	38,287,328	660,456,399	15,480,388	347,999,118
Redeemed	(40,207,691)	(832,873,931)	(31,632,101)	(752,714,711)
	6,961,429	11,145,349	(9,189,784)	(239,653,153)
I Class/Shares Authorized	175,000,000		130,000,000
Sold	8,282,472	187,142,858	3,664,494	93,875,668
Issued in reinvestment of distributions	2,030,579	37,809,381	825,707	19,709,623
Redeemed	(6,042,339)	(132,802,177)	(4,947,833)	(123,445,888)
	4,270,712	92,150,062	(457,632)	(9,860,597)
Y Class/Shares Authorized	30,000,000		50,000,000
Sold	879,608	20,066,401	394,524	10,250,853
Issued in reinvestment of distributions	88,190	1,662,380	19	462
Redeemed	(106,938)	(2,450,380)	(5,479)	(141,123)
	860,860	19,278,401	389,064	10,110,192
A Class/Shares Authorized	170,000,000		340,000,000
Sold	2,764,436	52,092,399	2,337,036	51,615,538
Issued in reinvestment of distributions	3,291,370	51,312,456	1,504,888	31,316,728
Redeemed	(5,543,255)	(103,070,801)	(6,914,306)	(151,442,065)
	512,551	334,054	(3,072,382)	(68,509,799)
C Class/Shares Authorized	70,000,000		80,000,000
Sold	219,280	2,780,542	199,537	3,490,376
Issued in reinvestment of distributions	1,097,917	12,768,775	551,229	9,260,642
Redeemed	(1,930,896)	(27,011,815)	(2,263,296)	(40,380,116)
	(613,699)	(11,462,498)	(1,512,530)	(27,629,098)
R Class/Shares Authorized	40,000,000		40,000,000
Sold	346,118	6,576,154	208,117	4,579,989
Issued in reinvestment of distributions	408,317	6,369,746	174,182	3,635,173
Redeemed	(594,071)	(11,067,893)	(631,067)	(13,783,530)
	160,364	1,878,007	(248,768)	(5,568,368)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	21,011	467,950	125,913	3,201,352
Issued in reinvestment of distributions	28,443	529,611	452	10,800
Redeemed	(17,479)	(385,887)	(7,126)	(184,264)
	31,975	611,674	119,239	3,027,888
R6 Class/Shares Authorized	70,000,000		60,000,000
Sold	1,574,058	35,568,182	1,554,670	39,101,892
Issued in reinvestment of distributions	1,207,802	22,767,071	635,908	15,306,317
Redeemed	(2,453,088)	(53,235,127)	(4,261,297)	(108,518,571)
	328,772	5,100,126	(2,070,719)	(54,110,362)
Net increase (decrease)	12,512,964	$119,035,175	(16,043,512)	$(392,193,297)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$4,412,463,738	$35,515,854	—
Exchange-Traded Funds	23,169,971	—	—
Temporary Cash Investments	17,334	80,904,728	—
Temporary Cash Investments - Securities Lending Collateral	54,980,029	—	—
	$4,490,631,072	$116,420,582	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$106,676	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$10,545	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,456,696.

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The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $106,676 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $10,545 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $2,491,005 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(956,039) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$83,304,333	—
Long-term capital gains	$737,016,886	$440,743,489

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,789,054,900
Gross tax appreciation of investments	$932,439,861
Gross tax depreciation of investments	(114,443,107)
Net tax appreciation (depreciation) of investments	$817,996,754
Undistributed ordinary income	—
Accumulated long-term gains	$483,859,741
Late-year ordinary loss deferral	$(15,290,520)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$23.19	(0.08)	2.95	2.87	(4.32)	$21.74	17.22%	1.00%	(0.38)%	82%	$3,702,699
2018	$23.67	(0.07)	1.70	1.63	(2.11)	$23.19	7.16%	1.00%	(0.30)%	85%	$3,787,202
2017	$21.28	(0.03)	4.18	4.15	(1.76)	$23.67	20.77%	1.01%	(0.15)%	56%	$4,083,669
2016	$24.59	(0.05)	(0.53)	(0.58)	(2.73)	$21.28	(2.26)%	1.00%	(0.21)%	62%	$3,823,112
2015	$26.89	(0.11)	1.66	1.55	(3.85)	$24.59	7.11%	1.00%	(0.42)%	62%	$4,349,601
I Class
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$336,242
2018	$25.00	(0.03)	1.80	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$247,267
2017	$22.34	—(3)	4.42	4.42	(1.76)	$25.00	21.01%	0.81%	0.05%	56%	$262,095
2016	$25.62	—(3)	(0.55)	(0.55)	(2.73)	$22.34	(2.07)%	0.80%	(0.01)%	62%	$155,695
2015	$27.81	(0.06)	1.72	1.66	(3.85)	$25.62	7.33%	0.80%	(0.22)%	62%	$163,670
Y Class
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$29,803
2018	$25.19	—(3)	1.82	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$9,694
2017(4)	$22.84	0.02	2.33	2.35	—	$25.19	10.29%	0.66%(5)	0.12%(5)	56%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$21.42	(0.12)	2.63	2.51	(4.32)	$19.61	16.91%	1.25%	(0.63)%	82%	$263,578
2018	$22.07	(0.12)	1.58	1.46	(2.11)	$21.42	6.89%	1.25%	(0.55)%	85%	$276,813
2017	$20.00	(0.08)	3.91	3.83	(1.76)	$22.07	20.48%	1.26%	(0.40)%	56%	$353,039
2016	$23.33	(0.09)	(0.51)	(0.60)	(2.73)	$20.00	(2.53)%	1.25%	(0.46)%	62%	$570,298
2015	$25.78	(0.16)	1.56	1.40	(3.85)	$23.33	6.88%	1.25%	(0.67)%	62%	$798,879
C Class
2019	$17.18	(0.19)	1.87	1.68	(4.32)	$14.54	16.06%	2.00%	(1.38)%	82%	$39,794
2018	$18.22	(0.23)	1.30	1.07	(2.11)	$17.18	6.13%	2.00%	(1.30)%	85%	$57,552
2017	$16.92	(0.19)	3.25	3.06	(1.76)	$18.22	19.58%	2.01%	(1.15)%	56%	$88,629
2016	$20.31	(0.21)	(0.45)	(0.66)	(2.73)	$16.92	(3.29)%	2.00%	(1.21)%	62%	$103,292
2015	$23.10	(0.30)	1.36	1.06	(3.85)	$20.31	6.09%	2.00%	(1.42)%	62%	$134,096
R Class
2019	$21.43	(0.17)	2.64	2.47	(4.32)	$19.58	16.66%	1.50%	(0.88)%	82%	$32,803
2018	$22.13	(0.18)	1.59	1.41	(2.11)	$21.43	6.62%	1.50%	(0.80)%	85%	$32,464
2017	$20.10	(0.13)	3.92	3.79	(1.76)	$22.13	20.16%	1.51%	(0.65)%	56%	$39,033
2016	$23.48	(0.15)	(0.50)	(0.65)	(2.73)	$20.10	(2.75)%	1.50%	(0.71)%	62%	$43,875
2015	$25.97	(0.22)	1.58	1.36	(3.85)	$23.48	6.60%	1.50%	(0.92)%	62%	$53,731

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$24.66	(0.04)	3.22	3.18	(4.32)	$23.52	17.50%	0.80%	(0.18)%	82%	$3,663
2018	$25.00	(0.04)	1.81	1.77	(2.11)	$24.66	7.35%	0.80%	(0.10)%	85%	$3,053
2017(4)	$22.69	—(3)	2.31	2.31	—	$25.00	10.18%	0.81%(5)	(0.03)%(5)	56%(6)	$114
R6 Class
2019	$24.90	(0.01)	3.27	3.26	(4.32)	$23.84	17.68%	0.65%	(0.03)%	82%	$134,822
2018	$25.19	0.02	1.80	1.82	(2.11)	$24.90	7.51%	0.65%	0.05%	85%	$132,651
2017	$22.46	0.04	4.45	4.49	(1.76)	$25.19	21.22%	0.66%	0.20%	56%	$186,335
2016	$25.72	0.03	(0.56)	(0.53)	(2.73)	$22.46	(1.93)%	0.65%	0.14%	62%	$123,681
2015	$27.86	(0.02)	1.73	1.71	(3.85)	$25.72	7.48%	0.65%	(0.07)%	62%	$103,017

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including

32

cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $30,691,055, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $774,465,885, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $83,304,333 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $37,448,999 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90977 1912

Annual Report

October 31, 2019

NT Growth Fund
G Class (ACLTX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLTX	18.16%	13.16%	14.28%	5/12/06
Russell 1000 Growth Index	—	17.10%	13.42%	15.41%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009

Value on October 31, 2019
G Class — $38,019

Russell 1000 Growth Index — $41,938

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Performance Summary

NT Growth returned 18.16%* for the 12 months ended October 31, 2019, outpacing the 17.10% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil. The small real estate segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock decisions in the information technology and consumer staples sectors benefited relative performance. Stock selection in the consumer discretionary, energy and financials sectors detracted from fund performance relative to the benchmark.

Information Technology Holdings Aided Performance

Stock choices in the semiconductors and semiconductor equipment industries benefited relative performance in the information technology sector. Semiconductor equipment company Applied Materials outperformed after reporting solid results. Semiconductor equipment company ASML Holding outperformed on strong new orders as it expands its market opportunity set into memory chip manufacturers. The Netherlands-based company’s technology allows for production of smaller and more efficient semiconductors. Chipmaker Broadcom was a top contributor. Broadcom’s acquisition of CA Technologies is viewed as driving sales going forward. In IT services, Visa aided performance as the credit card company reported earnings that beat analysts’ estimates.

Household products stocks aided performance in the consumer staples sector. The stock price of The Procter & Gamble Co. outperformed as the consumer products company posted its best organic growth in more than a decade. It also benefited from a more defensive market posture as interest rates declined.

Consumer Discretionary Stocks Led Detractors

Stock choices among textiles, apparel and luxury goods stocks weighed on relative performance in the consumer discretionary sector. We eliminated our position in Tapestry, a luxury goods holding company that reported disappointing results and provided weak guidance. Tapestry’s acquisition of Kate Spade has not worked out as management had anticipated.

Stock selection in the oil, gas and consumable fuels industry detracted. Concho Resources was a significant detractor, and we eliminated this oil and gas production company after it reported disappointing production.

Other significant detractors included XPO Logistics. We eliminated the stock of this freight and logistics company on concerns about its leveraged share buyback program. We think it’s late in the economic cycle to add debt to the balance sheet. We were also worried about increasing competition in XPO’s freight brokerage and last-mile delivery businesses. Biogen’s stock declined after the company halted trials of its Alzheimer’s drug, aducanumab, in March 2019. However, the company announced in October that a subsequent review of the data from more patients showed significant improvements in those who received high doses in one trial. As a result, the company

*Fund returns would have been lower if a portion of the fees had not been waived.

3

said it would submit the drug for Food and Drug Administration approval. Biogen also has the leading multiple sclerosis franchise, which has generated significant cash flow that can be invested in other clinical development programs. Health insurer UnitedHealth Group underperformed as the presidential campaign kept regulatory and pricing risk elevated. We believe the company’s use of data analytics and technology makes it well positioned to drive efficiency gains across the sector, reducing costs and improving patient outcomes.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection, as well as capitalization range allocations, are primarily due to identifying what we believe to be superior individual securities.

At period-end, our largest sector allocation relative to the benchmark was communication services. Our weighting in the sector is dominated by a few large positions, including Alphabet, Facebook and The Walt Disney Co. The portfolio is modestly overweight in the consumer discretionary sector. We believe that structurally better business models and brands will have better long-term fundamental results and stock performance. We think companies with strong competitive positions and that are investing behind their businesses and have strong management teams will continue to separate themselves from the pack.

We ended the period significantly underweight in the information technology sector. The sector remains the portfolio’s largest absolute weighting, and we see upside in semiconductor capital equipment providers, given favorable secular growth and attractive valuations.

4

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	9.4%
Alphabet, Inc., Class A	8.1%
Amazon.com, Inc.	6.2%
Apple, Inc.	5.6%
Visa, Inc., Class A	5.3%
Facebook, Inc., Class A	3.8%
PayPal Holdings, Inc.	2.6%
Lockheed Martin Corp.	2.4%
UnitedHealth Group, Inc.	2.4%
Walt Disney Co. (The)	2.3%

Top Five Industries	% of net assets
Interactive Media and Services	12.3%
Software	12.1%
IT Services	8.6%
Internet and Direct Marketing Retail	6.2%
Technology Hardware, Storage and Peripherals	5.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.2%
Exchange-Traded Funds	0.8%
Total Equity Exposure	97.0%
Temporary Cash Investments	0.7%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	1.9%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,039.50	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 96.2%
Aerospace and Defense — 3.0%
Boeing Co. (The)	20,017	$6,803,979
Lockheed Martin Corp.	69,081	26,021,431
		32,825,410
Airlines — 0.6%
Delta Air Lines, Inc.	121,280	6,680,102
Auto Components — 0.1%
Aptiv plc	18,028	1,614,407
Biotechnology — 1.7%
Biogen, Inc.(1)	22,735	6,791,172
Vertex Pharmaceuticals, Inc.(1)	58,537	11,442,813
		18,233,985
Capital Markets — 1.1%
Charles Schwab Corp. (The)	302,826	12,328,046
Chemicals — 1.3%
Dow, Inc.	277,521	14,012,035
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	42,074	10,290,038
Consumer Finance — 0.6%
American Express Co.	54,751	6,421,197
Electronic Equipment, Instruments and Components — 1.1%
CDW Corp.	89,518	11,450,247
Entertainment — 3.4%
Liberty Media Corp-Liberty Formula One, Class C(1)	84,973	3,611,353
Take-Two Interactive Software, Inc.(1)	61,155	7,360,004
Walt Disney Co. (The)	194,310	25,244,755
		36,216,112
Equity Real Estate Investment Trusts (REITs) — 3.1%
Equity Residential	125,430	11,120,624
SBA Communications Corp.	94,108	22,647,090
		33,767,714
Food and Staples Retailing — 0.9%
Walmart, Inc.	82,557	9,680,634
Food Products — 0.7%
Beyond Meat, Inc.(1)(2)	22,221	1,876,563
Mondelez International, Inc., Class A	106,939	5,608,951
		7,485,514
Health Care Equipment and Supplies — 4.3%
Baxter International, Inc.	215,533	16,531,381
Boston Scientific Corp.(1)	320,358	13,358,929
Edwards Lifesciences Corp.(1)	29,919	7,132,091
IDEXX Laboratories, Inc.(1)	5,694	1,622,847

7

	Shares	Value
Intuitive Surgical, Inc.(1)	14,288	$7,900,550
		46,545,798
Health Care Providers and Services — 2.7%
Quest Diagnostics, Inc.	31,782	3,217,927
UnitedHealth Group, Inc.	101,341	25,608,871
		28,826,798
Hotels, Restaurants and Leisure — 4.6%
Chipotle Mexican Grill, Inc.(1)	7,487	5,826,084
Darden Restaurants, Inc.	87,394	9,811,724
Domino's Pizza, Inc.	39,411	10,704,816
Las Vegas Sands Corp.	101,563	6,280,656
Royal Caribbean Cruises Ltd.	154,917	16,859,617
		49,482,897
Household Products — 1.7%
Church & Dwight Co., Inc.	97,045	6,787,328
Procter & Gamble Co. (The)	91,975	11,451,807
		18,239,135
Insurance — 0.6%
Progressive Corp. (The)	93,613	6,524,826
Interactive Media and Services — 12.3%
Alphabet, Inc., Class A(1)	69,335	87,278,898
Facebook, Inc., Class A(1)	212,351	40,697,069
Twitter, Inc.(1)	159,919	4,792,773
		132,768,740
Internet and Direct Marketing Retail — 6.2%
Amazon.com, Inc.(1)	37,333	66,328,048
IT Services — 8.6%
Fastly, Inc., Class A(1)(2)	100,790	2,017,816
PayPal Holdings, Inc.(1)	265,807	27,670,509
VeriSign, Inc.(1)	27,237	5,175,575
Visa, Inc., Class A	321,817	57,560,188
		92,424,088
Life Sciences Tools and Services — 0.8%
Agilent Technologies, Inc.	31,342	2,374,156
Illumina, Inc.(1)	20,473	6,050,181
		8,424,337
Machinery — 1.5%
Cummins, Inc.	94,643	16,324,025
Multiline Retail — 0.5%
Target Corp.	52,617	5,625,284
Personal Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	33,042	6,154,733
Pharmaceuticals — 3.7%
Merck & Co., Inc.	251,723	21,814,315
Novo Nordisk A/S, B Shares	248,735	13,694,906
Zoetis, Inc.	36,408	4,657,312
		40,166,533

8

	Shares	Value
Road and Rail — 2.7%
Lyft, Inc., Class A(1)(2)	86,837	$3,598,525
Union Pacific Corp.	151,159	25,010,768
		28,609,293
Semiconductors and Semiconductor Equipment — 5.5%
Analog Devices, Inc.	91,131	9,717,299
Applied Materials, Inc.	184,721	10,022,961
ASML Holding NV	60,192	15,791,319
Broadcom, Inc.	79,964	23,417,457
		58,949,036
Software — 12.1%
Datadog, Inc., Class A(1)(2)	52,680	1,769,521
Microsoft Corp.	705,405	101,133,915
PagerDuty, Inc.(1)(2)	160,929	3,699,758
Palo Alto Networks, Inc.(1)	33,068	7,519,333
salesforce.com, Inc.(1)	94,835	14,840,729
Zendesk, Inc.(1)	15,699	1,109,134
Zoom Video Communications, Inc., Class A(1)(2)	12,391	866,007
		130,938,397
Specialty Retail — 1.7%
TJX Cos., Inc. (The)	313,146	18,052,867
Technology Hardware, Storage and Peripherals — 5.6%
Apple, Inc.	240,596	59,850,661
Textiles, Apparel and Luxury Goods — 2.0%
NIKE, Inc., Class B	237,624	21,279,229
TOTAL COMMON STOCKS (Cost $605,324,499)		1,036,520,166
EXCHANGE-TRADED FUNDS — 0.8%
iShares Russell 1000 Growth ETF (Cost $7,929,220)	50,931	8,359,814
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $5,077,390), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $4,971,837)		4,971,630
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $1,692,285), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $1,659,030)		1,659,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	311,000	311,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,941,630)		6,941,630
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $4,748,699)	4,748,699	4,748,699
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $624,944,048)		1,056,570,309
OTHER ASSETS AND LIABILITIES — 1.9%		20,665,048
TOTAL NET ASSETS — 100.0%		$1,077,235,357

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	380,906	USD	420,104	Credit Suisse AG	12/31/19	$6,459
EUR	756,610	USD	835,732	Credit Suisse AG	12/31/19	11,568
EUR	547,018	USD	607,097	Credit Suisse AG	12/31/19	5,489
EUR	589,480	USD	658,868	Credit Suisse AG	12/31/19	1,270
EUR	594,907	USD	665,285	Credit Suisse AG	12/31/19	930
USD	15,193,477	EUR	13,634,263	Credit Suisse AG	12/31/19	(75,043)
USD	445,932	EUR	405,238	Credit Suisse AG	12/31/19	(7,879)
USD	341,541	EUR	308,137	Credit Suisse AG	12/31/19	(3,531)
USD	411,459	EUR	369,765	Credit Suisse AG	12/31/19	(2,627)
USD	337,310	EUR	302,778	Credit Suisse AG	12/31/19	(1,760)
						$(65,124)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini	114	December 2019	$2,280	$18,445,770	$103,070
S&P 500 E-Mini	121	December 2019	$6,050	18,366,590	88,774
				$36,812,360	$191,844

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,792,340. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $10,032,842, which includes securities collateral of $5,284,143.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $620,195,349) — including $9,792,340 of securities on loan	$1,051,821,610
Investment made with cash collateral received for securities on loan, at value (cost of $4,748,699)	4,748,699
Total investment securities, at value (cost of $624,944,048)	1,056,570,309
Deposits with broker for futures contracts	1,628,700
Receivable for investments sold	39,082,915
Unrealized appreciation on forward foreign currency exchange contracts	25,716
Dividends and interest receivable	237,313
Securities lending receivable	193,619
1,097,738,572

Liabilities
Payable for collateral received for securities on loan	4,748,699
Payable for investments purchased	4,802,956
Payable for capital shares redeemed	9,611,445
Payable for variation margin on futures contracts	1,249,275
Unrealized depreciation on forward foreign currency exchange contracts	90,840
20,503,215

Net Assets	$1,077,235,357

G Class Capital Shares, $0.01 Par Value
Shares authorized	780,000,000
Shares outstanding	59,328,977

Net Asset Value Per Share	$18.16

Net Assets Consist of:
Capital (par value and paid-in surplus)	$531,267,242
Distributable earnings	545,968,115
$1,077,235,357

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $76,191)	$12,641,384
Securities lending, net	476,431
Interest	212,545
13,330,360

Expenses:
Management fees	6,898,306
Directors' fees and expenses	34,157
Other expenses	37,827
6,970,290
Fees waived	(6,898,306)
71,984

Net investment income (loss)	13,258,376

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	116,288,888
Forward foreign currency exchange contract transactions	1,197,563
Futures contract transactions	87,777
Foreign currency translation transactions	4,375
117,578,603

Change in net unrealized appreciation (depreciation) on:
Investments	56,674,521
Forward foreign currency exchange contracts	(579,753)
Futures contracts	191,844
Translation of assets and liabilities in foreign currencies	(1,070)
56,285,542

Net realized and unrealized gain (loss)	173,864,145

Net Increase (Decrease) in Net Assets Resulting from Operations	$187,122,521

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$13,258,376	$14,162,108
Net realized gain (loss)	117,578,603	190,986,275
Change in net unrealized appreciation (depreciation)	56,285,542	(48,737,131)
Net increase (decrease) in net assets resulting from operations	187,122,521	156,411,252

Distributions to Shareholders
From earnings	(183,752,693)	(126,468,050)

Capital Share Transactions
Proceeds from shares sold	131,041,452	58,272,536
Proceeds from reinvestment of distributions	183,752,693	126,468,050
Payments for shares redeemed	(400,315,276)	(420,037,756)
Net increase (decrease) in net assets from capital share transactions	(85,521,131)	(235,297,170)

Net increase (decrease) in net assets	(82,151,303)	(205,353,968)

Net Assets
Beginning of period	1,159,386,660	1,364,740,628
End of period	$1,077,235,357	$1,159,386,660

Transactions in Shares of the Fund
Sold	7,637,963	3,180,674
Issued in reinvestment of distributions	12,655,144	7,255,769
Redeemed	(23,336,412)	(22,314,863)
Net increase (decrease) in shares of the fund	(3,043,305)	(11,878,420)

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

14

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$4,748,699	—	—	—	$4,748,699
Gross amount of recognized liabilities for securities lending transactions					$4,748,699

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.450% to 0.640%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2019 was 0.63% before waiver and 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $13,943,695 and $16,249,042, respectively. The effect of interfund transactions on the Statement of Operations was $946,394 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $475,119,943 and $749,646,076, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,007,033,941	$29,486,225	—
Exchange-Traded Funds	8,359,814	—	—
Temporary Cash Investments	311,000	6,630,630	—
Temporary Cash Investments - Securities Lending Collateral	4,748,699	—	—
	$1,020,453,454	$36,116,855	—
Other Financial Instruments
Futures Contracts	$191,844	—	—
Forward Foreign Currency Exchange Contracts	—	$25,716	—
	$191,844	$25,716	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$90,840	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $16,279,623.

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Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$1,249,275
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$25,716	Unrealized depreciation on forward foreign currency exchange contracts	90,840
		$25,716		$1,340,115

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$87,777	Change in net unrealized appreciation (depreciation) on futures contracts	$191,844
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	1,197,563	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(579,753)
		$1,285,340		$(387,909)

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$30,194,756	$37,951,040
Long-term capital gains	$153,557,937	$88,517,010

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$629,752,058
Gross tax appreciation of investments	$435,135,855
Gross tax depreciation of investments	(8,317,604)
Net tax appreciation (depreciation) of investments	426,818,251
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,070)
Net tax appreciation (depreciation)	$426,817,181
Undistributed ordinary income	$14,260,063
Accumulated long-term gains	$104,890,871

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$18.59	0.20	2.41	2.61	(0.22)	(2.82)	(3.04)	$18.16	18.16%	0.00%(3)	0.63%	1.20%	0.57%	43%	$1,077,235
2018	$18.38	0.20	1.80	2.00	(0.13)	(1.66)	(1.79)	$18.59	11.50%	0.00%(3)	0.62%	1.09%	0.47%	53%	$1,159,387
2017	$14.62	0.11	4.00	4.11	(0.12)	(0.23)	(0.35)	$18.38	28.64%	0.56%	0.74%	0.67%	0.49%	64%	$1,364,741
2016	$15.57	0.11	(0.06)	0.05	(0.07)	(0.93)	(1.00)	$14.62	0.49%	0.78%	0.78%	0.74%	0.74%	60%	$1,104,817
2015	$16.82	0.08	1.17	1.25	(0.08)	(2.42)	(2.50)	$15.57	8.97%	0.77%	0.77%	0.52%	0.52%	82%	$1,051,077

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

27

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

28

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $11,858,335, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $161,518,515, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $17,248,916 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $9,256,347 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90986 1912

Annual Report

October 31, 2019

NT Heritage Fund
G Class (ACLWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLWX	18.18%	10.24%	12.74%	5/12/06
Russell Midcap Growth Index	—	18.93%	10.91%	14.75%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009

Value on October 31, 2019
G Class — $33,209

Russell Midcap Growth Index — $39,619

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

NT Heritage returned 18.18%* for the 12 months ended October 31, 2019, lagging the 18.93% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stocks delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell Midcap Growth Index, most sectors posted double-digit returns, led by real estate and information technology. Energy posted a significant loss as oversupply and declining oil prices weighed on the sector.

Stock selection in the consumer discretionary sector detracted from the fund’s performance relative to the benchmark. Stock choices in the health care sector also weighed on performance. Stock selection in the information technology and financials sectors benefited relative performance.

Consumer Discretionary Stocks Weighed on Performance

In the consumer discretionary sector, stock choices among hotels, restaurants and leisure companies helped drive underperformance relative to the benchmark. Avoiding household durable stocks also detracted.

Stock decisions among health care providers and services companies detracted in the health care sector. The stock of veterinary care company Covetrus fell sharply after it reported disappointing quarterly results. The company failed to execute well on its spin-off from Henry Schein and its merger with Vets First Choice. We eliminated the holding. WellCare Health Plans, a managed health care provider that sells insurance in Medicare and Medicaid markets, declined on profit-taking early in 2019 after the industry had performed well in 2018. We sold our holding in the second quarter of 2019 following the announcement that it would be acquired by Centene. We added Centene to the portfolio at that time.

Other significant detractors included Concho Resources. The oil and natural gas company reported poor earnings amid lower oil prices. Concho was eliminated. Twitter was a key underperformer after it reported disappointing quarterly results late in the period and provided weaker-than-expected guidance for the next quarter.

Video game company Take-Two Interactive Software reported strong quarterly results on the launch of "Red Dead Redemption 2," but guidance disappointed. PTC, a software provider to industrial companies, was a significant detractor. Our thesis was that its software gave the company increasing exposure to the internet of things for industrials. However, PTC’s core business has been slowing because the management team lost sight of core cash flow. We eliminated our holding to invest in more attractive software companies.

Information Technology Stocks Were Top Contributors

Stock selection among IT services companies led performance in the information technology sector. FleetCor Technologies was a top contributor in the industry. FleetCor, a payments firm chiefly known as a provider of prepaid fuel cards to businesses, has benefited from key acquisitions. Booz Allen Hamilton Holding was a top contributor. The company provides IT services such as cybersecurity and cloud storage for the defense industry. Booz Allen continued to execute

*Fund returns would have been lower if a portion of the fees had not been waived.

3

well and enjoyed a strong tailwind in defense spending. We think it’s a high-quality company with good cash flow. Xilinx was a top contributor. It makes semiconductor chips that help increase the speed of data centers, including cellphone signals. The company is gaining market share relative to its major competitor, Intel. Xilinx is seeing renewed demand as telecommunication operators spend on 5G, the next generation of communication standards.

Other significant contributors included Array BioPharma, a commercial-stage biotechnology company focused on developing targeted therapies to treat cancer. The company reported positive phase 3 results for a form of colorectal cancer and subsequently agreed to be acquired by Pfizer. The stock was eliminated from the portfolio as a result of the transaction. Tower company SBA Communications was a top contributor as it is benefiting from the rollout of 5G cellular. Beverage packaging company Ball outperformed on strong global demand along with cost-cutting measures. Its aerospace subsidiary also performed well.

Outlook

Our process uses a combined top-down, bottom-up fundamental framework aimed at identifying mid-cap companies producing attractive, sustainable growth. We seek to reduce unintended, nonfundamental risks and align the portfolio with fundamental, company-specific risks that we believe will be rewarded over time. As a result of this approach, our sector and industry allocations reflect where we are finding opportunities at a given time.

At the end of the period, the portfolio’s largest overweight relative to the benchmark was in the information technology sector. We have a favorable outlook for the sector. We believe that the tailwinds are numerous, are sizable and have duration, and we have investments in companies whose business model can sustainably take advantage of these themes.

Consumer discretionary was modestly overweight. We are cautious on the economic cycle and recognize the long list of concerns. However, we enjoy the benefit of a long-term investment horizon and continue to focus on our favorite thematic growth ideas, seeking to find those companies best positioned to take market share during the age of e-commerce.

The portfolio’s industrials exposure was underweight. We think that the U.S. economy is likely to slow, putting pressure on industrial companies’ earnings.

4

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Fiserv, Inc.	5.3%
SBA Communications Corp.	3.0%
FleetCor Technologies, Inc.	2.6%
Encompass Health Corp.	2.4%
AMETEK, Inc.	2.4%
Ingersoll-Rand plc	2.2%
Keysight Technologies, Inc.	2.2%
Twitter, Inc.	2.2%
LPL Financial Holdings, Inc.	2.1%
Applied Materials, Inc.	2.1%

Top Five Industries	% of net assets
IT Services	10.8%
Software	10.1%
Semiconductors and Semiconductor Equipment	6.8%
Health Care Equipment and Supplies	6.6%
Specialty Retail	6.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Exchange-Traded Funds	0.5%
Total Equity Exposure	98.1%
Temporary Cash Investments	2.0%
Temporary Cash Investments - Securities Lending Collateral	0.5%
Other Assets and Liabilities	(0.6)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$1,019.70	$0.10	0.02%
Hypothetical
G Class	$1,000	$1,025.11	$0.10	0.02%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 1.8%
L3Harris Technologies, Inc.	51,104	$10,543,266
Auto Components — 1.4%
Aptiv plc	91,033	8,152,005
Beverages — 1.9%
Brown-Forman Corp., Class B	54,778	3,589,054
Constellation Brands, Inc., Class A	42,227	8,037,065
		11,626,119
Biotechnology — 2.3%
Exact Sciences Corp.(1)	66,029	5,744,523
Immunomedics, Inc.(1)	258,534	4,136,544
Sage Therapeutics, Inc.(1)	18,065	2,450,517
Turning Point Therapeutice, Inc.(1)(2)	36,193	1,388,364
		13,719,948
Capital Markets — 5.2%
LPL Financial Holdings, Inc.	153,129	12,378,948
MSCI, Inc.	35,688	8,370,977
S&P Global, Inc.	39,755	10,256,393
		31,006,318
Commercial Services and Supplies — 1.0%
Waste Management, Inc.	54,604	6,127,115
Communications Equipment — 1.5%
Arista Networks, Inc.(1)	36,898	9,024,144
Construction and Engineering — 1.0%
Jacobs Engineering Group, Inc.	65,758	6,153,634
Construction Materials — 1.5%
Vulcan Materials Co.	64,758	9,251,975
Containers and Packaging — 1.3%
Ball Corp.	115,811	8,103,296
Distributors — 1.5%
LKQ Corp.(1)	262,125	8,909,629
Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc.(1)	38,311	5,689,950
Electrical Equipment — 2.6%
AMETEK, Inc.	154,648	14,173,489
Sensata Technologies Holding plc(1)	29,173	1,493,366
		15,666,855
Electronic Equipment, Instruments and Components — 4.1%
CDW Corp.	91,251	11,671,916
Keysight Technologies, Inc.(1)	130,519	13,170,672
		24,842,588
Entertainment — 2.3%
Live Nation Entertainment, Inc.(1)	71,077	5,010,929

7

	Shares	Value
Take-Two Interactive Software, Inc.(1)	72,869	$8,769,784
		13,780,713
Equity Real Estate Investment Trusts (REITs) — 3.0%
SBA Communications Corp.	74,697	17,975,833
Health Care Equipment and Supplies — 6.6%
DexCom, Inc.(1)	18,242	2,813,646
Haemonetics Corp.(1)	74,032	8,937,883
Masimo Corp.(1)	47,319	6,898,637
ResMed, Inc.	54,545	8,068,296
SmileDirectClub, Inc.(1)	169,457	1,981,800
Teleflex, Inc.	32,538	11,304,027
		40,004,289
Health Care Providers and Services — 3.7%
Centene Corp.(1)	151,495	8,041,354
Encompass Health Corp.	225,742	14,452,003
		22,493,357
Hotels, Restaurants and Leisure — 3.2%
Chipotle Mexican Grill, Inc.(1)	9,808	7,632,193
Domino's Pizza, Inc.	8,595	2,334,574
Planet Fitness, Inc., Class A(1)	141,557	9,011,519
		18,978,286
Industrial Conglomerates — 0.4%
Roper Technologies, Inc.	7,019	2,365,122
Interactive Media and Services — 2.7%
Pinterest, Inc., Class A(1)	121,283	3,049,055
Twitter, Inc.(1)	433,698	12,997,929
		16,046,984
Internet and Direct Marketing Retail — 1.3%
Expedia Group, Inc.	57,593	7,870,659
IT Services — 10.8%
Booz Allen Hamilton Holding Corp.	107,193	7,543,171
Fiserv, Inc.(1)	299,669	31,806,868
FleetCor Technologies, Inc.(1)	52,513	15,450,375
Square, Inc., Class A(1)	168,732	10,365,207
		65,165,621
Life Sciences Tools and Services — 1.3%
Bruker Corp.	169,901	7,560,594
Machinery — 3.7%
Ingersoll-Rand plc	106,284	13,486,377
Parker-Hannifin Corp.	47,031	8,629,718
		22,116,095
Personal Products — 0.8%
Shiseido Co. Ltd.	55,200	4,572,004
Pharmaceuticals — 0.7%
Catalent, Inc.(1)	84,233	4,097,935
Professional Services — 3.1%
IHS Markit Ltd.(1)	118,384	8,289,248

8

	Shares	Value
Verisk Analytics, Inc.	71,287	$10,315,229
		18,604,477
Road and Rail — 1.4%
J.B. Hunt Transport Services, Inc.	72,804	8,558,838
Semiconductors and Semiconductor Equipment — 6.8%
Advanced Micro Devices, Inc.(1)	363,439	12,331,485
Applied Materials, Inc.	227,991	12,370,792
Marvell Technology Group Ltd.	323,213	7,883,165
Micron Technology, Inc.(1)	122,005	5,801,338
Xilinx, Inc.	26,316	2,387,914
		40,774,694
Software — 10.1%
Atlassian Corp. plc, Class A(1)	78,338	9,462,447
Cadence Design Systems, Inc.(1)	151,085	9,873,405
Coupa Software, Inc.(1)	53,670	7,379,088
Palo Alto Networks, Inc.(1)	23,522	5,348,668
Paycom Software, Inc.(1)	27,712	5,861,919
Proofpoint, Inc.(1)	60,945	7,031,225
RingCentral, Inc., Class A(1)	52,899	8,544,246
Splunk, Inc.(1)	62,967	7,553,521
		61,054,519
Specialty Retail — 6.5%
Advance Auto Parts, Inc.	25,637	4,165,500
Burlington Stores, Inc.(1)	59,192	11,374,927
Five Below, Inc.(1)	57,782	7,229,106
Floor & Decor Holdings, Inc., Class A(1)	106,034	4,859,538
O'Reilly Automotive, Inc.(1)	13,352	5,814,929
Tractor Supply Co.	60,499	5,748,615
		39,192,615
Textiles, Apparel and Luxury Goods — 1.2%
Lululemon Athletica, Inc.(1)	34,931	7,135,355

TOTAL COMMON STOCKS (Cost $470,753,182)		587,164,832
EXCHANGE-TRADED FUNDS — 0.5%
SPDR S&P Oil & Gas Exploration & Production ETF(2) (Cost $4,792,291)	151,138	3,192,035
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $8,900,406), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $8,715,376)		8,715,013
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 9/30/26, valued at $2,966,477), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $2,908,053)		2,908,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,629	4,629
TOTAL TEMPORARY CASH INVESTMENTS (Cost $11,627,642)		11,627,642

9

	Shares	Value
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $3,287,252)	3,287,252	$3,287,252
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $490,460,367)		605,271,761
OTHER ASSETS AND LIABILITIES — (0.6)%		(3,447,685)
TOTAL NET ASSETS — 100.0%		$601,824,076

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	10,830,240	USD	101,712	Bank of America N.A.	12/30/19	$(1,038)
USD	4,036,761	JPY	432,861,840	Bank of America N.A.	12/30/19	13,011
USD	96,269	JPY	10,283,760	Bank of America N.A.	12/30/19	674
USD	111,129	JPY	11,972,880	Bank of America N.A.	12/30/19	(167)
						$12,480

NOTES TO SCHEDULE OF INVESTMENTS
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,580,398. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $4,707,827, which includes securities collateral of $1,420,575.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $487,173,115) — including $4,580,398 of securities on loan	$601,984,509
Investment made with cash collateral received for securities on loan, at value (cost of $3,287,252)	3,287,252
Total investment securities, at value (cost of $490,460,367)	605,271,761
Receivable for investments sold	5,753,820
Unrealized appreciation on forward foreign currency exchange contracts	13,685
Dividends and interest receivable	11,062
Securities lending receivable	1,495
611,051,823

Liabilities
Payable for collateral received for securities on loan	3,287,252
Payable for investments purchased	5,691,662
Payable for capital shares redeemed	247,628
Unrealized depreciation on forward foreign currency exchange contracts	1,205
9,227,747

Net Assets	$601,824,076

G Class Capital Shares, $0.01 Par Value
Shares authorized	600,000,000
Shares outstanding	46,439,618

Net Asset Value Per Share	$12.96

Net Assets Consist of:
Capital (par value and paid-in surplus)	$411,057,705
Distributable earnings	190,766,371
$601,824,076

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends	$3,520,486
Securities lending, net	216,566
Interest	178,217
3,915,269

Expenses:
Management fees	4,027,856
Directors' fees and expenses	19,287
Other expenses	43,732
4,090,875
Fees waived	(4,027,856)
63,019

Net investment income (loss)	3,852,250

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	80,053,802
Forward foreign currency exchange contract transactions	365,770
Foreign currency translation transactions	4,303
80,423,875

Change in net unrealized appreciation (depreciation) on:
Investments	20,318,853
Forward foreign currency exchange contracts	(145,753)
20,173,100

Net realized and unrealized gain (loss)	100,596,975

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,449,225

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$3,852,250	$5,488,181
Net realized gain (loss)	80,423,875	150,820,303
Change in net unrealized appreciation (depreciation)	20,173,100	(86,710,960)
Net increase (decrease) in net assets resulting from operations	104,449,225	69,597,524

Distributions to Shareholders
From earnings	(142,583,485)	(55,729,292)

Capital Share Transactions
Proceeds from shares sold	49,849,275	20,837,098
Proceeds from reinvestment of distributions	142,583,485	55,729,292
Payments for shares redeemed	(244,279,493)	(221,539,845)
Net increase (decrease) in net assets from capital share transactions	(51,846,733)	(144,973,455)

Net increase (decrease) in net assets	(89,980,993)	(131,105,223)

Net Assets
Beginning of period	691,805,069	822,910,292
End of period	$601,824,076	$691,805,069

Transactions in Shares of the Fund
Sold	4,017,174	1,434,857
Issued in reinvestment of distributions	13,992,491	3,989,212
Redeemed	(19,173,722)	(14,907,717)
Net increase (decrease) in shares of the fund	(1,164,057)	(9,483,648)

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price

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of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Exchange-Traded Funds	$3,287,252	—	—	—	$3,287,252
Gross amount of recognized liabilities for securities lending transactions					$3,287,252

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.65%. The investment advisor agreed to waive the management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended October 31, 2019 was 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period,

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the interfund purchases and sales were $5,886,749 and $8,522,962, respectively. The effect of interfund transactions on the Statement of Operations was $325,198 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $567,605,069 and $746,905,482, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$582,592,828	$4,572,004	—
Exchange-Traded Funds	3,192,035	—	—
Temporary Cash Investments	4,629	11,623,013	—
Temporary Cash Investments - Securities Lending Collateral	3,287,252	—	—
	$589,076,744	$16,195,017	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$13,685	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,205	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the

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holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,650,942.

The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $13,685 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,205 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $365,770 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(145,753) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

7. Risk Factors

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$23,908,173	$4,294,367
Long-term capital gains	$118,675,312	$51,434,925

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$496,287,862
Gross tax appreciation of investments	$122,867,683
Gross tax depreciation of investments	(13,883,784)
Net tax appreciation (depreciation) of investments	$108,983,899
Undistributed ordinary income	$2,984,902
Accumulated long-term gains	$78,797,570
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2019	$14.53	0.08	1.66	1.74	(0.12)	(3.19)	(3.31)	$12.96	18.18%	0.01%	0.66%	0.62%	(0.03)%	92%	$601,824
2018	$14.41	0.10	1.05	1.15	(0.05)	(0.98)	(1.03)	$14.53	8.19%	0.00%(3)	0.65%	0.71%	0.06%	90%	$691,805
2017	$12.31	0.04	2.50	2.54	—	(0.44)	(0.44)	$14.41	21.29%	0.58%	0.76%	0.27%	0.09%	67%	$822,910
2016	$13.65	—(4)	(0.28)	(0.28)	—	(1.06)	(1.06)	$12.31	(2.01)%	0.80%	0.80%	(0.02)%	(0.02)%	73%	$649,951
2015	$13.37	(0.03)	0.93	0.90	—	(0.62)	(0.62)	$13.65	7.20%	0.80%	0.80%	(0.22)%	(0.22)%	83%	$609,841

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio was less than 0.005%.

(4)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Heritage Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Heritage Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

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controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and below its benchmark for the three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including

25

cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $4,443,287, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $18,806,431 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund hereby designates $123,574,283, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $5,137,130 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90987 1912

Annual Report

October 31, 2019

Select Fund
Investor Class (TWCIX)
I Class (TWSIX)
Y Class (ASLWX)
A Class (TWCAX)
C Class (ACSLX)
R Class (ASERX)
R5 Class (ASLGX)
R6 Class (ASDEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	15.98%	12.60%	14.05%	—	6/30/71
Russell 1000 Growth Index	—	17.10%	13.42%	15.41%	—	—
I Class	TWSIX	16.22%	12.83%	14.29%	—	3/13/97
Y Class	ASLWX	16.38%	—	—	15.89%	4/10/17
A Class	TWCAX					8/8/97
No sales charge		15.69%	12.33%	13.77%	—
With sales charge		9.04%	11.00%	13.10%	—
C Class	ACSLX	14.82%	11.48%	12.92%	—	1/31/03
R Class	ASERX	15.40%	12.05%	13.49%	—	7/29/05
R5 Class	ASLGX	16.20%	—	—	15.70%	4/10/17
R6 Class	ASDEX	16.39%	13.00%	—	14.38%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Although the fund’s actual inception date was October 31, 1958, the Investor Class inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $37,273

Russell 1000 Growth Index — $41,938

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.99%	0.79%	0.64%	1.24%	1.99%	1.49%	0.79%	0.64%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Chris Krantz

Performance Summary

Select returned 15.98%* for the 12 months ended October 31, 2019, lagging the 17.10% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil. The small real estate segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

An overweight allocation and stock selection in the energy sector detracted from performance relative to the benchmark. Stock decisions in the health care sector also hampered performance. Stock decisions in the industrials, consumer discretionary and consumer staples sectors benefited relative performance.

Energy Stocks Led Detractors

Within the energy sector, oil, gas and consumable fuels stocks hampered performance relative to the benchmark. The stock price of oil and gas exploration and production company EOG Resources fell as the price of crude oil declined. We continue to believe EOG is a high-quality company benefiting from a durable competitive advantage as a result of its experienced management team and innovative use of technology.

An overweight allocation to biotechnology stocks hurt relative performance in the health care sector. Biogen’s stock declined after the company halted trials of its Alzheimer’s drug, aducanumab, in March 2019. However, the company announced in October that a subsequent review of the data from more patients showed significant improvements in those who received high doses in one trial. As a result, the company said it would submit the drug for Food and Drug Administration approval. Biogen also has the leading multiple sclerosis franchise, which has generated significant cash flow that can be invested in other clinical development programs. Regeneron Pharmaceuticals was another detractor in the industry. The stock suffered from political concerns affecting drug company stocks generally. Regeneron uses its genetic database, one of the world’s most comprehensive, to develop therapies in areas such as liver diseases. Health insurer UnitedHealth Group detracted as the presidential campaign kept regulatory and pricing risk elevated. We believe the company’s use of data analytics and technology makes it well positioned to drive efficiency gains across the sector, reducing costs and improving patient outcomes.

Elsewhere, underweighting Microsoft relative to the benchmark hampered results. The company executed at a high level. Azure, Microsoft’s cloud offering, grew at a greater-than-expected pace, and the company’s Office 365 subscription service and Windows platform performed well.

Industrials Stocks Aided Performance

Professional services stocks led contributors in the industrials sector. IHS Markit was a key contributor in the industry. The London-based industrial business services firm consistently

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

produces attractive earnings growth and margin improvement with a solid outlook. We believe the company is well positioned to capitalize on enduring, secular trends in which governments and companies across a broad swath of the global economy use the firm’s data analytics and decision tools to promote efficiency and profitability.

Not owning tobacco stocks benefited performance in the consumer staples sector. Overweighting personal products stocks also helped relative performance in the sector. The Estee Lauder Cos. was a top contributor. The cosmetics retailer outperformed due to strong earnings driven by sales in China, travel-related sales and its skin care products.

Other top contributors included payment services company MasterCard. Its stock price increased after reporting consistently strong earnings growth that exceeded expectations. Electronic payment company PayPal Holdings reported better-than-expected revenues and earnings and benefited from strong growth in usage of its peer-to-peer payment app. The Home Depot was a key contributor. We believe the company features a strong management team and attractive cash-flow generation, and it returns cash to shareholders.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

At the end of the reporting period, our largest sector overweight relative to the benchmark was communication services. The sector encompasses entertainment and communication stocks, including large portfolio holdings Facebook and Google parent Alphabet. Information technology ended the period as the largest underweight sector. However, information technology remains the largest sector allocation on an absolute basis, reflecting an abundance of high-quality, well-run companies benefiting from powerful secular changes taking place. IT services is a significant overweight, headed by a large position in payment company MasterCard.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Apple, Inc.	9.0%
Alphabet, Inc.*	8.9%
MasterCard, Inc., Class A	6.6%
Amazon.com, Inc.	5.8%
Microsoft Corp.	5.2%
UnitedHealth Group, Inc.	3.9%
Facebook, Inc., Class A	3.8%
PayPal Holdings, Inc.	2.9%
Home Depot, Inc. (The)	2.6%
TJX Cos., Inc. (The)	2.6%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Interactive Media and Services	12.7%
IT Services	11.6%
Technology Hardware, Storage and Peripherals	9.0%
Software	7.9%
Internet and Direct Marketing Retail	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.4)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,041.90	$4.99	0.97%
I Class	$1,000	$1,043.00	$3.97	0.77%
Y Class	$1,000	$1,043.70	$3.19	0.62%
A Class	$1,000	$1,040.60	$6.27	1.22%
C Class	$1,000	$1,036.70	$10.11	1.97%
R Class	$1,000	$1,039.30	$7.56	1.47%
R5 Class	$1,000	$1,042.80	$3.96	0.77%
R6 Class	$1,000	$1,043.80	$3.19	0.62%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,021.32	$3.92	0.77%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 99.8%
Aerospace and Defense — 0.8%
Boeing Co. (The)	80,700	$27,430,737
Auto Components — 1.0%
Aptiv plc	355,600	31,843,980
Banks — 0.8%
JPMorgan Chase & Co.	216,700	27,070,164
Beverages — 2.1%
Constellation Brands, Inc., Class A	173,800	33,079,354
Diageo plc	832,000	34,061,973
		67,141,327
Biotechnology — 5.1%
Biogen, Inc.(1)	170,700	50,989,797
Celgene Corp.(1)	390,800	42,218,124
Regeneron Pharmaceuticals, Inc.(1)	137,300	42,052,244
Vertex Pharmaceuticals, Inc.(1)	157,400	30,768,552
		166,028,717
Building Products — 1.1%
Allegion plc	307,900	35,728,716
Capital Markets — 1.6%
Cboe Global Markets, Inc.	278,600	32,080,790
MSCI, Inc.	92,000	21,579,520
		53,660,310
Chemicals — 1.5%
Sherwin-Williams Co. (The)	87,700	50,192,464
Communications Equipment — 0.5%
Arista Networks, Inc.(1)	61,100	14,943,227
Containers and Packaging — 0.2%
Ball Corp.	88,600	6,199,342
Entertainment — 3.2%
Electronic Arts, Inc.(1)	310,400	29,922,560
Walt Disney Co. (The)	575,300	74,742,976
		104,665,536
Equity Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	174,500	38,054,960
Equinix, Inc.	69,100	39,164,498
		77,219,458
Food and Staples Retailing — 1.2%
Costco Wholesale Corp.	130,200	38,683,722
Health Care Equipment and Supplies — 3.0%
Boston Scientific Corp.(1)	580,300	24,198,510
Danaher Corp.	231,000	31,836,420
Stryker Corp.	197,800	42,778,206
		98,813,136

10

	Shares	Value
Health Care Providers and Services — 3.9%
UnitedHealth Group, Inc.	497,600	$125,743,520
Hotels, Restaurants and Leisure — 1.1%
Starbucks Corp.	418,500	35,388,360
Industrial Conglomerates — 0.9%
Roper Technologies, Inc.	90,900	30,629,664
Interactive Media and Services — 12.7%
Alphabet, Inc., Class A(1)	90,600	114,047,280
Alphabet, Inc., Class C(1)	138,600	174,651,246
Facebook, Inc., Class A(1)	647,600	124,112,540
		412,811,066
Internet and Direct Marketing Retail — 5.8%
Amazon.com, Inc.(1)	106,300	188,858,958
IT Services — 11.6%
MasterCard, Inc., Class A	773,000	213,974,130
PayPal Holdings, Inc.(1)	926,300	96,427,830
Visa, Inc., Class A	380,900	68,127,774
		378,529,734
Machinery — 2.3%
FANUC Corp.	146,700	28,959,354
Graco, Inc.	1,045,900	47,274,680
		76,234,034
Multiline Retail — 1.0%
Target Corp.	295,600	31,602,596
Oil, Gas and Consumable Fuels — 0.8%
EOG Resources, Inc.	380,700	26,386,317
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	291,300	54,260,451
Professional Services — 3.9%
IHS Markit Ltd.(1)	895,400	62,695,908
Verisk Analytics, Inc.	455,200	65,867,440
		128,563,348
Road and Rail — 1.0%
Canadian Pacific Railway Ltd.	135,900	30,903,811
Semiconductors and Semiconductor Equipment — 4.4%
Analog Devices, Inc.	478,900	51,065,107
Maxim Integrated Products, Inc.	912,300	53,515,518
Texas Instruments, Inc.	315,900	37,273,041
		141,853,666
Software — 7.9%
Microsoft Corp.	1,181,100	169,334,307
Proofpoint, Inc.(1)	146,600	16,913,242
salesforce.com, Inc.(1)	463,800	72,580,062
		258,827,611
Specialty Retail — 5.2%
Home Depot, Inc. (The)	364,800	85,574,784
TJX Cos., Inc. (The)	1,474,200	84,987,630
		170,562,414

11

	Shares	Value
Technology Hardware, Storage and Peripherals — 9.0%
Apple, Inc.	1,182,600	$294,183,576
Textiles, Apparel and Luxury Goods — 2.1%
NIKE, Inc., Class B	755,700	67,672,935
TOTAL COMMON STOCKS (Cost $1,403,166,795)		3,252,632,897
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $15,036,906), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $14,724,304)		14,723,691
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $5,017,095), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $4,914,089)		4,914,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	21,864	21,864
TOTAL TEMPORARY CASH INVESTMENTS (Cost $19,659,555)		19,659,555
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $1,422,826,350)		3,272,292,452
OTHER ASSETS AND LIABILITIES — (0.4)%		(13,836,487)
TOTAL NET ASSETS — 100.0%		$3,258,455,965

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Underlying Notional Amount	Premiums Received	Value
NIKE, Inc.	500	Call	$93.50	11/15/19	$4,477,500	$(30,070)	$(9,250)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	853,316	USD	640,273	Morgan Stanley	12/31/19	$7,844
CAD	1,381,288	USD	1,044,010	Morgan Stanley	12/31/19	5,115
USD	1,024,677	CAD	1,337,528	Morgan Stanley	12/31/19	8,788
USD	22,053,835	CAD	29,170,663	Morgan Stanley	12/31/19	(102,079)
JPY	273,921,000	USD	2,550,192	Bank of America N.A.	12/30/19	(3,907)
JPY	170,787,000	USD	1,597,218	Bank of America N.A.	12/30/19	(9,635)
JPY	167,152,500	USD	1,565,299	Bank of America N.A.	12/30/19	(11,501)
USD	5,696,813	JPY	611,860,500	Bank of America N.A.	12/30/19	9,147
						$(96,228)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $1,422,826,350)	$3,272,292,452
Receivable for capital shares sold	291,354
Unrealized appreciation on forward foreign currency exchange contracts	30,894
Dividends and interest receivable	960,611
3,273,575,311

Liabilities
Written options, at value (premiums received $30,070)	9,250
Payable for investments purchased	11,164,147
Payable for capital shares redeemed	1,204,177
Unrealized depreciation on forward foreign currency exchange contracts	127,122
Accrued management fees	2,599,945
Distribution and service fees payable	14,705
15,119,346

Net Assets	$3,258,455,965

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,229,847,184
Distributable earnings	2,028,608,781
$3,258,455,965

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,054,006,734	38,864,395	$78.58
I Class, $0.01 Par Value	$105,309,772	1,315,413	$80.06
Y Class, $0.01 Par Value	$46,033,529	574,178	$80.17
A Class, $0.01 Par Value	$42,012,813	548,601	$76.58*
C Class, $0.01 Par Value	$5,522,516	81,749	$67.55
R Class, $0.01 Par Value	$3,019,406	39,882	$75.71
R5 Class, $0.01 Par Value	$7,286	91	$80.07
R6 Class, $0.01 Par Value	$2,543,909	31,768	$80.08
*Maximum offering price $81.25 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $124,516)	$29,235,272
Interest	322,074
29,557,346

Expenses:
Management fees	29,880,260
Distribution and service fees:
A Class	100,032
C Class	57,137
R Class	12,861
Directors' fees and expenses	94,060
Other expenses	2,186
30,146,536
Fees waived(1)	(609,335)
29,537,201

Net investment income (loss)	20,145

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	178,658,817
Forward foreign currency exchange contract transactions	556,414
Written options contract transactions	681,058
Foreign currency translation transactions	8,283
179,904,572

Change in net unrealized appreciation (depreciation) on:
Investments	274,625,266
Forward foreign currency exchange contracts	(553,408)
Written options contracts	20,820
Translation of assets and liabilities in foreign currencies	879
274,093,557

Net realized and unrealized gain (loss)	453,998,129

Net Increase (Decrease) in Net Assets Resulting from Operations	$454,018,274

(1)
Amount consists of $578,435, $15,521, $5,280, $8,003, $1,143, $514 and $439 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R6 Class, respectively. The waiver amount for R5 Class was less than $0.05.

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$20,145	$1,738,869
Net realized gain (loss)	179,904,572	222,214,384
Change in net unrealized appreciation (depreciation)	274,093,557	31,450,983
Net increase (decrease) in net assets resulting from operations	454,018,274	255,404,236

Distributions to Shareholders
From earnings:
Investor Class	(213,120,945)	(167,885,063)
I Class	(5,385,005)	(3,896,927)
Y Class	(1,027,005)	(361)
A Class	(3,006,841)	(2,434,131)
C Class	(473,987)	(366,947)
R Class	(180,464)	(214,888)
R5 Class	(476)	(355)
R6 Class	(145,270)	(87,056)
Decrease in net assets from distributions	(223,339,993)	(174,885,728)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	57,161,383	24,411,779

Net increase (decrease) in net assets	287,839,664	104,930,287

Net Assets
Beginning of period	2,970,616,301	2,865,686,014
End of period	$3,258,455,965	$2,970,616,301

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded options contracts are valued at a mean as provided by independent pricing services. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). During the period ended October 31, 2019, the investment advisor agreed to waive 0.02% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2019 are as follows:

	Management Fee	Effective Annual Management Fee
	Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.990%	0.99%	0.97%
I Class	0.600% to 0.790%	0.79%	0.77%
Y Class	0.450% to 0.640%	0.64%	0.62%
A Class	0.800% to 0.990%	0.99%	0.97%
C Class	0.800% to 0.990%	0.99%	0.97%
R Class	0.800% to 0.990%	0.99%	0.97%
R5 Class	0.600% to 0.790%	0.79%	0.77%
R6 Class	0.450% to 0.640%	0.64%	0.62%

18

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $6,414,385 and $637,271, respectively. The effect of interfund transactions on the Statement of Operations was $(5,697) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $509,887,659 and $667,968,392, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	475,000,000		350,000,000
Sold	800,738	$57,669,376	1,118,907	$83,197,129
Issued in reinvestment of distributions	3,227,630	203,857,091	2,272,657	160,563,210
Redeemed	(3,621,970)	(261,065,622)	(3,219,750)	(239,485,104)
	406,398	460,845	171,814	4,275,235
I Class/Shares Authorized	40,000,000		35,000,000
Sold	647,839	49,485,276	396,353	30,682,340
Issued in reinvestment of distributions	78,144	5,019,942	50,080	3,593,215
Redeemed	(356,766)	(26,327,849)	(333,201)	(26,075,775)
	369,217	28,177,369	113,232	8,199,780
Y Class/Shares Authorized	30,000,000		50,000,000
Sold	431,529	32,202,180	197,116	15,403,115
Issued in reinvestment of distributions	15,293	982,580	5	361
Redeemed	(66,043)	(4,978,500)	(3,800)	(299,030)
	380,779	28,206,260	193,321	15,104,446
A Class/Shares Authorized	40,000,000		50,000,000
Sold	60,310	4,251,171	76,515	5,571,453
Issued in reinvestment of distributions	48,212	2,974,205	34,556	2,393,697
Redeemed	(106,841)	(7,576,575)	(136,844)	(9,978,951)
	1,681	(351,199)	(25,773)	(2,013,801)
C Class/Shares Authorized	30,000,000		20,000,000
Sold	9,195	550,593	13,535	896,225
Issued in reinvestment of distributions	8,020	439,266	5,350	334,996
Redeemed	(23,445)	(1,502,183)	(19,314)	(1,277,444)
	(6,230)	(512,324)	(429)	(46,223)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	11,175	787,619	11,087	800,013
Issued in reinvestment of distributions	2,952	180,464	3,121	214,888
Redeemed	(5,809)	(414,285)	(32,866)	(2,287,575)
	8,318	553,798	(18,658)	(1,272,674)
R5 Class/Shares Authorized	30,000,000		50,000,000
Issued in reinvestment of distributions	8	476	5	355
R6 Class/Shares Authorized	40,000,000		50,000,000
Sold	12,413	902,406	8,063	626,743
Issued in reinvestment of distributions	2,252	144,508	1,215	87,056
Redeemed	(5,652)	(420,756)	(7,295)	(549,138)
	9,013	626,158	1,983	164,661
Net increase (decrease)	1,169,184	$57,161,383	435,495	$24,411,779

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,158,707,759	$93,925,138	—
Temporary Cash Investments	21,864	19,637,691	—
	$3,158,729,623	$113,562,829	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$30,894	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$127,122	—
Written Options Contracts	$9,250	—	—
	$9,250	$127,122	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized

21

appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to equity price risk derivative instruments held during the period was 421 written options contracts.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $37,349,183.

Value of Derivative Instruments as of October 31, 2019

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written Options	—	Written Options	$9,250
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$30,894	Unrealized depreciation on forward foreign currency exchange contracts	127,122
		$30,894		$136,372

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2019

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on written options contract transactions	$681,058	Change in net unrealized appreciation (depreciation) on written options contracts	$20,820
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	556,414	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(553,408)
		$1,237,472		$(532,588)

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,537,114	$8,116,985
Long-term capital gains	$221,802,879	$166,768,743

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,423,030,066
Gross tax appreciation of investments	$1,870,822,822
Gross tax depreciation of investments	(21,560,436)
Net tax appreciation (depreciation) of investments	1,849,262,386
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	20,762
Net tax appreciation (depreciation)	$1,849,283,148
Undistributed ordinary income	$28,200
Accumulated long-term gains	$179,297,433

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$73.74	—(3)	10.42	10.42	(0.03)	(5.55)	(5.58)	$78.58	15.98%	0.97%	0.99%	0.00%(4)	(0.02)%	17%	$3,054,007
2018	$71.92	0.04	6.20	6.24	(0.21)	(4.21)	(4.42)	$73.74	8.94%	0.97%	0.99%	0.06%	0.04%	22%	$2,835,970
2017	$58.32	0.21	15.59	15.80	(0.22)	(1.98)	(2.20)	$71.92	27.93%	0.99%	1.00%	0.33%	0.32%	19%	$2,753,729
2016	$61.57	0.20	0.30	0.50	(0.25)	(3.50)	(3.75)	$58.32	0.98%	0.99%	0.99%	0.36%	0.36%	16%	$2,287,797
2015	$61.31	0.21	5.71	5.92	(0.24)	(5.42)	(5.66)	$61.57	10.93%	0.99%	0.99%	0.35%	0.35%	24%	$2,440,319
I Class
2019	$75.02	0.13	10.63	10.76	(0.17)	(5.55)	(5.72)	$80.06	16.22%	0.77%	0.79%	0.20%	0.18%	17%	$105,310
2018	$73.11	0.19	6.29	6.48	(0.36)	(4.21)	(4.57)	$75.02	9.15%	0.77%	0.79%	0.26%	0.24%	22%	$70,986
2017	$59.25	0.31	15.87	16.18	(0.34)	(1.98)	(2.32)	$73.11	28.20%	0.79%	0.80%	0.53%	0.52%	19%	$60,895
2016	$62.49	0.32	0.31	0.63	(0.37)	(3.50)	(3.87)	$59.25	1.19%	0.79%	0.79%	0.56%	0.56%	16%	$28,061
2015	$62.15	0.34	5.78	6.12	(0.36)	(5.42)	(5.78)	$62.49	11.16%	0.79%	0.79%	0.55%	0.55%	24%	$33,075
Y Class
2019	$75.13	0.22	10.64	10.86	(0.27)	(5.55)	(5.82)	$80.17	16.38%	0.62%	0.64%	0.35%	0.33%	17%	$46,034
2018	$73.13	0.28	6.33	6.61	(0.40)	(4.21)	(4.61)	$75.13	9.34%	0.62%	0.64%	0.41%	0.39%	22%	$14,529
2017(5)	$63.80	0.22	9.11	9.33	—	—	—	$73.13	14.62%	0.64%(6)	0.65%(6)	0.59%(6)	0.58%(6)	19%(7)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$72.15	(0.18)	10.16	9.98	—	(5.55)	(5.55)	$76.58	15.69%	1.22%	1.24%	(0.25)%	(0.27)%	17%	$42,013
2018	$70.45	(0.14)	6.07	5.93	(0.02)	(4.21)	(4.23)	$72.15	8.67%	1.22%	1.24%	(0.19)%	(0.21)%	22%	$39,459
2017	$57.16	0.05	15.29	15.34	(0.07)	(1.98)	(2.05)	$70.45	27.63%	1.24%	1.25%	0.08%	0.07%	19%	$40,345
2016	$60.41	0.06	0.29	0.35	(0.10)	(3.50)	(3.60)	$57.16	0.73%	1.24%	1.24%	0.11%	0.11%	16%	$36,723
2015	$60.25	0.06	5.61	5.67	(0.09)	(5.42)	(5.51)	$60.41	10.67%	1.24%	1.24%	0.10%	0.10%	24%	$41,737
C Class
2019	$64.79	(0.63)	8.94	8.31	—	(5.55)	(5.55)	$67.55	14.82%	1.97%	1.99%	(1.00)%	(1.02)%	17%	$5,523
2018	$64.11	(0.62)	5.51	4.89	—	(4.21)	(4.21)	$64.79	7.86%	1.97%	1.99%	(0.94)%	(0.96)%	22%	$5,700
2017	$52.51	(0.39)	13.97	13.58	—	(1.98)	(1.98)	$64.11	26.66%	1.99%	2.00%	(0.67)%	(0.68)%	19%	$5,668
2016	$56.09	(0.33)	0.25	(0.08)	—	(3.50)	(3.50)	$52.51	(0.02)%	1.99%	1.99%	(0.64)%	(0.64)%	16%	$4,570
2015	$56.64	(0.36)	5.23	4.87	—	(5.42)	(5.42)	$56.09	9.83%	1.99%	1.99%	(0.65)%	(0.65)%	24%	$5,932
R Class
2019	$71.56	(0.36)	10.06	9.70	—	(5.55)	(5.55)	$75.71	15.40%	1.47%	1.49%	(0.50)%	(0.52)%	17%	$3,019
2018	$70.05	(0.30)	6.02	5.72	—	(4.21)	(4.21)	$71.56	8.41%	1.47%	1.49%	(0.44)%	(0.46)%	22%	$2,259
2017	$56.92	(0.11)	15.22	15.11	—	(1.98)	(1.98)	$70.05	27.30%	1.49%	1.50%	(0.17)%	(0.18)%	19%	$3,518
2016	$60.21	(0.08)	0.29	0.21	—	(3.50)	(3.50)	$56.92	0.49%	1.49%	1.49%	(0.14)%	(0.14)%	16%	$2,814
2015	$60.12	(0.09)	5.60	5.51	—	(5.42)	(5.42)	$60.21	10.38%	1.49%	1.49%	(0.15)%	(0.15)%	24%	$3,295

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$75.04	0.13	10.62	10.75	(0.17)	(5.55)	(5.72)	$80.07	16.20%	0.77%	0.79%	0.20%	0.18%	17%	$7
2018	$73.10	0.18	6.28	6.46	(0.31)	(4.21)	(4.52)	$75.04	9.13%	0.77%	0.79%	0.26%	0.24%	22%	$6
2017(5)	$63.83	0.17	9.10	9.27	—	—	—	$73.10	14.52%	0.79%(6)	0.80%(6)	0.44%(6)	0.43%(6)	19%(7)	$6
R6 Class
2019	$75.05	0.25	10.60	10.85	(0.27)	(5.55)	(5.82)	$80.08	16.39%	0.62%	0.64%	0.35%	0.33%	17%	$2,544
2018	$73.13	0.31	6.29	6.60	(0.47)	(4.21)	(4.68)	$75.05	9.33%	0.62%	0.64%	0.41%	0.39%	22%	$1,708
2017	$59.27	0.51	15.76	16.27	(0.43)	(1.98)	(2.41)	$73.13	28.38%	0.64%	0.65%	0.68%	0.67%	19%	$1,519
2016	$62.51	0.41	0.31	0.72	(0.46)	(3.50)	(3.96)	$59.27	1.35%	0.64%	0.64%	0.71%	0.71%	16%	$7,959
2015	$62.18	0.41	5.79	6.20	(0.45)	(5.42)	(5.87)	$62.51	11.31%	0.64%	0.64%	0.70%	0.70%	24%	$9,841

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	April 10, 2017 (commencement of sale) through October 31, 2017.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Select Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

31

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

32

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.02% (e.g., the Investor Class unified fee will be reduced from 0.99% to 0.97%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They

33

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $1,537,114, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $221,802,879, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

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Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90969 1912

Annual Report

October 31, 2019

Small Cap Growth Fund
Investor Class (ANOIX)
I Class (ANONX)
Y Class (ANOYX)
A Class (ANOAX)
C Class (ANOCX)
R Class (ANORX)
R5 Class (ANOGX)
R6 Class (ANODX)
G Class (ANOHX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	13.00%	10.65%	14.56%	—	6/1/01
Russell 2000 Growth Index	—	6.40%	8.37%	13.37%	—	—
I Class	ANONX	13.16%	10.84%	14.79%	—	5/18/07
Y Class	ANOYX	13.34%	—	—	15.09%	4/10/17
A Class	ANOAX					1/31/03
No sales charge		12.72%	10.36%	14.28%	—
With sales charge		6.22%	9.05%	13.60%	—
C Class	ANOCX	11.84%	9.53%	13.43%	—	1/31/03
R Class	ANORX	12.39%	10.08%	13.99%	—	9/28/07
R5 Class	ANOGX	13.21%	—	—	14.92%	4/10/17
R6 Class	ANODX	13.40%	11.02%	—	11.15%	7/26/13
G Class	ANOHX	—	—	—	5.22%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $38,957

Russell 2000 Growth Index — $35,095

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
1.27%	1.07%	0.92%	1.52%	2.27%	1.77%	1.07%	0.92%	0.92%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: Jackie Wagner and Jeff Hoernemann

Performance Summary

Small Cap Growth returned 13.00%* for the 12 months ended October 31, 2019, outpacing the 6.40% return of the portfolio’s benchmark, the Russell 2000 Growth Index.

U.S. stocks delivered strong returns during the reporting period. Growth stocks outperformed value stocks by a wide margin across the capitalization spectrum. Within the Russell 2000 Growth Index, utilities, information technology and real estate were the top-performing sectors on a total-return basis. Energy stocks posted significant losses as the price of oil declined. The communication services and health care sectors also fell.

Stock choices within the health care and information technology sectors helped drive outperformance relative to the benchmark. Stock selection in the consumer staples and industrials sectors detracted.

Health Care Stocks Benefited Performance

Stock selection across health care industries was helpful, led by pharmaceuticals and life sciences tools and services. In the information technology sector, choices among software stocks benefited relative performance. Paylocity Holding was a top contributor in the industry. Paylocity provides subscription software for payroll and human capital management. Quarterly results over the last year continued to beat analysts’ expectations, and management boosted guidance. Growth has been driven by strong net new customer adds, retention and higher revenue per customer.

Other top contributors included TopBuild, an installer and distributor of insulation and building accessories. Stock price strength was driven by optimism in the housing market on the heels of lower mortgage rates and a pickup in permit activity. Palomar Holdings, an insurance company mostly exposed to earthquake insurance, was a solid contributor. Management reported strong results due to better-than-expected underwriting revenue. The pace of new business activity for the company’s most popular residential earthquake product showed strong growth.

Kinsale Capital Group, a provider of excess and surplus insurance, reported better-than-expected results for premium growth and earnings. Growth in policies continued to be driven by widespread improvement across geographies, product lines and new business formation. Expenses remained in check as well as providing operating leverage and earnings growth. Americold Realty Trust, a provider of cold storage real estate services, outperformed. Pricing and margin trends were positive and helped drive strong same-store net operating income growth. The shift to online grocery shopping is nearing a tipping point in the adoption curve, which should benefit Americold in the long run.

Consumer Staples Weighed on Performance

Stock selection among personal products companies and an overweight allocation to the industry led underperformance in the consumer staples sector relative to the benchmark. Meal replacement company Medifast underperformed despite reporting better-than-expected quarterly results. Investors worried about guidance that implied additional investments for expansion into non-U.S. markets. Stock choices in the construction and engineering and machinery industries hampered performance in the industrials sector.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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Other key detractors included PlayAGS, a manufacturer and designer of a variety of gaming products for casinos. Quarterly results have been mixed and performance was further hampered by weakness due to a key customer, decreased gaming operations revenue in the interactive segment and softness from certain corporate customers. We eliminated our holding. Callon Petroleum detracted. This producer of crude oil and natural gas fell as oil sold off sharply and the market reacted negatively to the company’s proposed merger with a peer.

At Home Group was a significant detractor. The retailer of home goods and decorations announced disappointing revenue and earnings results as weaker-than-expected same-store sales growth combined with weak margins led to management significantly reducing full-year earnings expectations. We eliminated the holding. The stock of veterinary care company Covetrus fell sharply after it reported disappointing results. The company failed to execute well on its spin-off from Henry Schein early in 2019 and its merger with Vets First Choice. Covetrus was eliminated from the portfolio.

Outlook

Small Cap Growth’s investment process focuses on smaller companies with accelerating growth rates and share-price momentum. We believe that active investments in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

The portfolio positioning remains largely stock specific, with few thematic trends. As of October 31, 2019, financials was the largest overweight sector relative to the benchmark. Communication services and materials were the largest underweights.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Churchill Downs, Inc.	1.7%
Teladoc Health, Inc.	1.5%
TopBuild Corp.	1.5%
Brink's Co. (The)	1.4%
Medifast, Inc.	1.4%
Catalent, Inc.	1.4%
Chegg, Inc.	1.3%
R1 RCM, Inc.	1.3%
Genpact Ltd.	1.3%
Kinsale Capital Group, Inc.	1.3%

Top Five Industries	% of net assets
Biotechnology	11.1%
Software	7.8%
Commercial Services and Supplies	5.8%
Health Care Providers and Services	5.1%
Insurance	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Exchange-Traded Funds	1.0%
Total Equity Exposure	98.0%
Temporary Cash Investments	1.9%
Temporary Cash Investments - Securities Lending Collateral	4.8%
Other Assets and Liabilities	(4.7)%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,013.30	$6.50	1.28%
I Class	$1,000	$1,013.50	$5.48	1.08%
Y Class	$1,000	$1,014.50	$4.72	0.93%
A Class	$1,000	$1,011.40	$7.76	1.53%
C Class	$1,000	$1,007.40	$11.54	2.28%
R Class	$1,000	$1,010.50	$9.02	1.78%
R5 Class	$1,000	$1,014.00	$5.48	1.08%
R6 Class	$1,000	$1,015.00	$4.72	0.93%
G Class	$1,000	$1,019.50	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,018.75	$6.51	1.28%
I Class	$1,000	$1,019.76	$5.50	1.08%
Y Class	$1,000	$1,020.52	$4.74	0.93%
A Class	$1,000	$1,017.49	$7.78	1.53%
C Class	$1,000	$1,013.71	$11.57	2.28%
R Class	$1,000	$1,016.23	$9.05	1.78%
R5 Class	$1,000	$1,019.76	$5.50	1.08%
R6 Class	$1,000	$1,020.52	$4.74	0.93%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 2.6%
Aerojet Rocketdyne Holdings, Inc.(1)	196,200	$8,481,726
Kratos Defense & Security Solutions, Inc.(1)	424,546	8,015,428
Mercury Systems, Inc.(1)	77,568	5,713,659
		22,210,813
Banks — 1.4%
First BanCorp	690,512	7,264,186
Veritex Holdings, Inc.	204,521	5,035,307
		12,299,493
Beverages — 0.5%
MGP Ingredients, Inc.(2)	107,803	4,623,671
Biotechnology — 11.1%
ACADIA Pharmaceuticals, Inc.(1)	149,148	6,325,367
Acceleron Pharma, Inc.(1)	129,362	5,804,473
Aimmune Therapeutics, Inc.(1)(2)	121,639	3,383,997
Amarin Corp. plc ADR(1)(2)	279,380	4,587,420
Amicus Therapeutics, Inc.(1)	413,170	3,483,023
Arena Pharmaceuticals, Inc.(1)	136,632	6,656,028
ArQule, Inc.(1)	284,521	2,876,507
Blueprint Medicines Corp.(1)	62,142	4,277,855
FibroGen, Inc.(1)	90,043	3,525,183
Flexion Therapeutics, Inc.(1)(2)	206,371	3,543,390
Global Blood Therapeutics, Inc.(1)	59,804	2,867,602
Halozyme Therapeutics, Inc.(1)	230,870	3,536,928
Heron Therapeutics, Inc.(1)	149,842	3,184,143
Immunomedics, Inc.(1)(2)	247,951	3,967,216
Insmed, Inc.(1)	269,867	5,016,828
Iovance Biotherapeutics, Inc.(1)	178,234	3,766,084
Mirati Therapeutics, Inc.(1)	22,750	2,142,595
Natera, Inc.(1)	178,050	6,858,486
Portola Pharmaceuticals, Inc.(1)(2)	126,454	3,655,785
Principia Biopharma, Inc.(1)	58,112	2,051,935
PTC Therapeutics, Inc.(1)	117,550	4,806,620
REGENXBIO, Inc.(1)	57,034	2,035,543
Stoke Therapeutics, Inc.(1)(2)	81,222	2,301,831
Ultragenyx Pharmaceutical, Inc.(1)	57,866	2,322,741
Viking Therapeutics, Inc.(1)(2)	286,885	1,856,146
		94,833,726
Building Products — 2.7%
Fortune Brands Home & Security, Inc.	80,219	4,817,151
PGT Innovations, Inc.(1)	445,462	7,866,859
Trex Co., Inc.(1)	121,656	10,692,346
		23,376,356

10

	Shares	Value
Capital Markets — 2.2%
Ares Management Corp., Class A	312,579	$9,242,961
Assetmark Financial Holdings, Inc.(1)	138,413	3,798,053
Hamilton Lane, Inc., Class A	101,293	6,039,088
		19,080,102
Chemicals — 1.0%
Ferro Corp.(1)	573,856	6,387,017
Olin Corp.	108,168	1,983,801
		8,370,818
Commercial Services and Supplies — 5.8%
ABM Industries, Inc.	123,868	4,516,227
Brink's Co. (The)	144,763	12,299,065
Casella Waste Systems, Inc., Class A(1)	132,616	5,780,731
Clean Harbors, Inc.(1)	122,280	10,083,209
IAA, Inc.(1)	187,571	7,155,834
US Ecology, Inc.	152,214	9,472,277
		49,307,343
Communications Equipment — 1.2%
AudioCodes Ltd.	253,360	5,356,030
Lumentum Holdings, Inc.(1)	76,483	4,792,425
		10,148,455
Construction and Engineering — 0.7%
Badger Daylighting Ltd.(2)	214,156	6,344,520
Containers and Packaging — 0.6%
Berry Global Group, Inc.(1)	115,170	4,780,707
Distributors — 0.4%
Pool Corp.	18,589	3,855,359
Diversified Consumer Services — 2.7%
Chegg, Inc.(1)	373,466	11,450,468
frontdoor, Inc.(1)	98,886	4,769,272
Grand Canyon Education, Inc.(1)	75,042	6,900,862
		23,120,602
Electronic Equipment, Instruments and Components — 1.5%
Rogers Corp.(1)	27,393	3,711,204
SYNNEX Corp.	78,106	9,196,200
		12,907,404
Entertainment — 1.1%
World Wrestling Entertainment, Inc., Class A(2)	83,686	4,689,763
Zynga, Inc., Class A(1)	694,017	4,282,085
		8,971,848
Equity Real Estate Investment Trusts (REITs) — 3.7%
Americold Realty Trust	263,700	10,571,733
CareTrust REIT, Inc.	262,733	6,368,648
CoreSite Realty Corp.	62,017	7,286,997
Essential Properties Realty Trust, Inc.	279,580	7,174,023
		31,401,401

11

	Shares	Value
Food and Staples Retailing — 0.4%
Grocery Outlet Holding Corp.(1)	97,757	$3,118,448
Gas Utilities — 0.6%
Chesapeake Utilities Corp.	50,530	4,790,244
Health Care Equipment and Supplies — 2.4%
ICU Medical, Inc.(1)	14,407	2,328,315
Insulet Corp.(1)	32,420	4,711,274
Merit Medical Systems, Inc.(1)	109,865	2,269,262
OrthoPediatrics Corp.(1)(2)	105,338	4,074,474
Silk Road Medical, Inc.(1)(2)	211,912	7,018,526
		20,401,851
Health Care Providers and Services — 5.1%
Acadia Healthcare Co., Inc.(1)	168,521	5,053,945
Encompass Health Corp.	93,461	5,983,373
Ensign Group, Inc. (The)	195,033	8,240,144
HealthEquity, Inc.(1)	75,739	4,301,218
Pennant Group, Inc. (The)(1)	149,052	2,681,445
Progyny, Inc.(1)	343,085	5,636,887
R1 RCM, Inc.(1)	1,068,302	11,356,050
		43,253,062
Health Care Technology — 2.4%
Health Catalyst, Inc.(1)(2)	105,668	3,398,283
Inspire Medical Systems, Inc.(1)	60,690	3,700,876
Teladoc Health, Inc.(1)(2)	170,478	13,058,615
		20,157,774
Hotels, Restaurants and Leisure — 2.6%
Churchill Downs, Inc.	109,234	14,199,328
Planet Fitness, Inc., Class A(1)	127,813	8,136,575
		22,335,903
Household Durables — 3.1%
Skyline Champion Corp.(1)	315,374	8,903,008
Tempur Sealy International, Inc.(1)	55,806	5,075,556
TopBuild Corp.(1)	123,496	12,834,939
		26,813,503
Insurance — 4.6%
BRP Group, Inc., Class A(1)	457,393	7,409,767
eHealth, Inc.(1)	105,463	7,281,165
Goosehead Insurance, Inc., Class A(2)	69,074	3,535,207
Kinsale Capital Group, Inc.	103,995	10,994,351
Palomar Holdings, Inc.(1)	228,517	10,317,543
		39,538,033
Internet and Direct Marketing Retail — 0.3%
Etsy, Inc.(1)	55,269	2,458,918
IT Services — 2.8%
CACI International, Inc., Class A(1)	35,509	7,945,139
Evo Payments, Inc., Class A(1)	158,309	4,500,725
Genpact Ltd.	286,096	11,206,380
		23,652,244

12

	Shares	Value
Life Sciences Tools and Services — 2.1%
10X Genomics, Inc., Class A(1)	68,677	$3,983,266
NeoGenomics, Inc.(1)	331,127	7,592,742
PRA Health Sciences, Inc.(1)	64,750	6,326,723
		17,902,731
Machinery — 3.4%
Chart Industries, Inc.(1)	167,035	9,793,262
Kennametal, Inc.	223,742	6,924,815
Navistar International Corp.(1)	120,785	3,778,155
RBC Bearings, Inc.(1)	51,250	8,222,550
		28,718,782
Oil, Gas and Consumable Fuels — 0.7%
Callon Petroleum Co.(1)(2)	1,542,822	5,862,724
Paper and Forest Products — 0.7%
Boise Cascade Co.	159,211	5,694,978
Personal Products — 1.9%
Inter Parfums, Inc.	50,906	3,941,651
Medifast, Inc.	107,871	11,967,209
		15,908,860
Pharmaceuticals — 3.6%
Aerie Pharmaceuticals, Inc.(1)(2)	105,818	2,348,101
Catalent, Inc.(1)	236,698	11,515,358
Horizon Therapeutics plc(1)	214,328	6,196,222
MyoKardia, Inc.(1)	82,996	4,758,161
Optinose, Inc.(1)(2)	295,108	2,307,745
Reata Pharmaceuticals, Inc., Class A(1)	18,757	3,865,442
		30,991,029
Professional Services — 1.7%
ASGN, Inc.(1)	137,269	8,728,936
TriNet Group, Inc.(1)	110,750	5,868,642
		14,597,578
Real Estate Management and Development — 1.3%
Altus Group Ltd.(2)	150,069	4,158,772
FirstService Corp.	82,635	7,212,603
		11,371,375
Road and Rail — 0.6%
ArcBest Corp.	170,019	4,911,849
Semiconductors and Semiconductor Equipment — 4.2%
Entegris, Inc.	121,575	5,835,600
Inphi Corp.(1)	92,242	6,630,355
Lattice Semiconductor Corp.(1)	459,200	8,995,728
MKS Instruments, Inc.	31,730	3,433,821
Monolithic Power Systems, Inc.	35,176	5,273,586
Silicon Laboratories, Inc.(1)	56,198	5,970,475
		36,139,565
Software — 7.8%
Avalara, Inc.(1)	90,747	6,443,037

13

	Shares	Value
Blackline, Inc.(1)	85,378	$3,990,568
Bottomline Technologies de, Inc.(1)	93,152	3,814,574
Coupa Software, Inc.(1)	64,470	8,863,980
Elastic NV(1)	31,546	2,271,628
Fair Isaac Corp.(1)	13,053	3,968,634
Five9, Inc.(1)	172,115	9,554,104
Globant SA(1)	60,790	5,669,275
Paylocity Holding Corp.(1)	106,244	10,900,634
Rapid7, Inc.(1)	212,930	10,665,664
		66,142,098
Specialty Retail — 1.5%
Boot Barn Holdings, Inc.(1)	217,711	7,630,770
National Vision Holdings, Inc.(1)	205,637	4,894,161
		12,524,931
Textiles, Apparel and Luxury Goods — 1.3%
Canada Goose Holdings, Inc.(1)(2)	122,768	5,135,386
Crocs, Inc.(1)	175,279	6,133,012
		11,268,398
Thrifts and Mortgage Finance — 0.6%
LendingTree, Inc.(1)(2)	13,194	4,747,861
Trading Companies and Distributors — 1.6%
NOW, Inc.(1)	315,355	3,323,842
SiteOne Landscape Supply, Inc.(1)(2)	120,766	10,634,654
		13,958,496
Water Utilities — 0.5%
SJW Group	61,926	4,480,346
TOTAL COMMON STOCKS (Cost $701,027,849)		827,374,199
EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell 2000 Growth ETF (Cost $8,458,921)	42,327	8,402,333
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $12,225,718), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $11,971,558)		11,971,059
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $4,077,771), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $3,995,072)		3,995,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,046	6,046
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,972,105)		15,972,105
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 4.8%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $41,181,804)	41,181,804	41,181,804
TOTAL INVESTMENT SECURITIES — 104.7% (Cost $766,640,679)		892,930,441
OTHER ASSETS AND LIABILITIES — (4.7)%		(40,221,551)
TOTAL NET ASSETS — 100.0%		$852,708,890

14

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	945,306	USD	709,296	Morgan Stanley	12/31/19	$8,689
CAD	5,899,220	USD	4,432,471	Morgan Stanley	12/31/19	48,148
CAD	624,364	USD	470,246	Morgan Stanley	12/31/19	3,976
CAD	1,871,782	USD	1,431,851	Morgan Stanley	12/31/19	(10,182)
USD	25,309,208	CAD	33,471,863	Morgan Stanley	12/31/19	(113,585)
USD	808,581	CAD	1,066,721	Morgan Stanley	12/31/19	(1,623)
USD	1,105,061	CAD	1,457,331	Morgan Stanley	12/31/19	(1,822)
						$(66,399)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $65,592,757. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)
Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $67,454,482, which includes securities collateral of $26,272,678.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $725,458,875) — including $65,592,757 of securities on loan	$851,748,637
Investment made with cash collateral received for securities on loan, at value (cost of $41,181,804)	41,181,804
Total investment securities, at value (cost of $766,640,679)	892,930,441
Receivable for investments sold	7,733,250
Receivable for capital shares sold	659,641
Unrealized appreciation on forward foreign currency exchange contracts	60,813
Dividends and interest receivable	137,050
Securities lending receivable	20,446
901,541,641

Liabilities
Payable for collateral received for securities on loan	41,181,804
Payable for investments purchased	6,307,085
Payable for capital shares redeemed	372,452
Unrealized depreciation on forward foreign currency exchange contracts	127,212
Accrued management fees	820,861
Distribution and service fees payable	23,337
48,832,751

Net Assets	$852,708,890

Net Assets Consist of:
Capital (par value and paid-in surplus)	$677,651,316
Distributable earnings	175,057,574
$852,708,890

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$392,956,097	22,408,606	$17.54
I Class, $0.01 Par Value	$305,249,200	16,916,914	$18.04
Y Class, $0.01 Par Value	$6,391,743	350,408	$18.24
A Class, $0.01 Par Value	$80,126,633	4,763,392	$16.82*
C Class, $0.01 Par Value	$4,790,139	320,599	$14.94
R Class, $0.01 Par Value	$6,098,925	373,498	$16.33
R5 Class, $0.01 Par Value	$7,131	395	$18.05
R6 Class, $0.01 Par Value	$48,763,003	2,673,941	$18.24
G Class, $0.01 Par Value	$8,326,019	453,908	$18.34
*Maximum offering price $17.85 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $40,830)	$4,199,978
Interest	364,223
Securities lending, net	257,326
4,821,527

Expenses:
Management fees	9,879,660
Distribution and service fees:
A Class	201,224
C Class	53,693
R Class	29,576
Directors' fees and expenses	25,876
Other expenses	6,566
10,196,595
Fees waived - G Class	(1,647)
10,194,948

Net investment income (loss)	(5,373,421)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	58,943,342
Forward foreign currency exchange contract transactions	524,367
Foreign currency translation transactions	5,273
59,472,982

Change in net unrealized appreciation (depreciation) on:
Investments	41,049,854
Forward foreign currency exchange contracts	(399,317)
Translation of assets and liabilities in foreign currencies	4
40,650,541

Net realized and unrealized gain (loss)	100,123,523

Net Increase (Decrease) in Net Assets Resulting from Operations	$94,750,102

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$(5,373,421)	$(7,679,198)
Net realized gain (loss)	59,472,982	119,667,855
Change in net unrealized appreciation (depreciation)	40,650,541	(47,337,576)
Net increase (decrease) in net assets resulting from operations	94,750,102	64,651,081

Distributions to Shareholders
From earnings:
Investor Class	(48,639,063)	(2,095,439)
I Class	(45,335,165)	(1,258,916)
Y Class	(276,649)	(33)
A Class	(10,279,016)	(482,378)
C Class	(867,837)	(64,244)
R Class	(773,910)	(24,888)
R5 Class	(905)	(41)
R6 Class	(4,560,472)	(162,130)
Decrease in net assets from distributions	(110,733,017)	(4,088,069)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(19,942,776)	124,699,558

Net increase (decrease) in net assets	(35,925,691)	185,262,570

Net Assets
Beginning of period	888,634,581	703,372,011
End of period	$852,708,890	$888,634,581

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$41,181,804	—	—	—	$41,181,804
Gross amount of recognized liabilities for securities lending transactions					$41,181,804

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

21

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective April 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.100% to 1.500%	1.28%
I Class	0.900% to 1.300%	1.08%
Y Class	0.750% to 1.150%	0.93%
A Class	1.100% to 1.500%	1.28%
C Class	1.100% to 1.500%	1.28%
R Class	1.100% to 1.500%	1.28%
R5 Class	0.900% to 1.300%	1.08%
R6 Class	0.750% to 1.150%	0.93%
G Class	0.750% to 1.150%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.93%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $833,115 and $6,720,385, respectively. The effect of interfund transactions on the Statement of Operations was $971,688 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $756,972,829 and $885,287,201, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019(1)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	335,000,000		140,000,000
Sold	2,845,255	$48,155,202	3,837,143	$73,007,550
Issued in reinvestment of distributions	3,224,826	45,566,788	114,703	1,959,131
Redeemed	(5,030,701)	(84,023,120)	(4,206,688)	(77,427,067)
	1,039,380	9,698,870	(254,842)	(2,460,386)
I Class/Shares Authorized	210,000,000		200,000,000
Sold	2,861,828	48,997,525	11,225,816	207,756,004
Issued in reinvestment of distributions	322,168	4,674,658	11,148	194,417
Redeemed	(6,320,416)	(107,127,487)	(4,084,074)	(79,828,895)
	(3,136,420)	(53,455,304)	7,152,890	128,121,526
Y Class/Shares Authorized	30,000,000		50,000,000
Sold	250,309	4,433,763	96,585	1,939,986
Issued in reinvestment of distributions	18,884	276,649	2	33
Redeemed	(14,128)	(249,802)	(1,581)	(31,377)
	255,065	4,460,610	95,006	1,908,642
A Class/Shares Authorized	70,000,000		130,000,000
Sold	732,140	11,663,863	935,413	17,151,238
Issued in reinvestment of distributions	722,004	9,804,810	27,926	462,175
Redeemed	(1,137,418)	(18,386,791)	(1,499,001)	(26,644,773)
	316,726	3,081,882	(535,662)	(9,031,360)
C Class/Shares Authorized	30,000,000		20,000,000
Sold	48,287	670,563	105,230	1,738,900
Issued in reinvestment of distributions	61,607	747,908	3,614	54,825
Redeemed	(180,322)	(2,539,818)	(387,925)	(6,553,664)
	(70,428)	(1,121,347)	(279,081)	(4,759,939)
R Class/Shares Authorized	30,000,000		20,000,000
Sold	151,546	2,348,495	221,772	3,855,488
Issued in reinvestment of distributions	57,798	763,516	1,481	24,003
Redeemed	(168,574)	(2,650,675)	(127,612)	(2,219,990)
	40,770	461,336	95,641	1,659,501
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	1,498	25,253	80	1,393
Issued in reinvestment of distributions	62	905	2	41
Redeemed	(1,553)	(26,878)	(33)	(601)
	7	(720)	49	833
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,013,445	17,944,892	1,173,576	22,855,500
Issued in reinvestment of distributions	311,295	4,560,472	9,233	162,130
Redeemed	(779,079)	(13,919,920)	(691,385)	(13,756,889)
	545,661	8,585,444	491,424	9,260,741
G Class/Shares Authorized	140,000,000		N/A
Sold	458,459	8,429,061
Redeemed	(4,551)	(82,608)
	453,908	8,346,453
Net increase (decrease)	(555,331)	$(19,942,776)	6,765,425	$124,699,558

(1)	April 1, 2019 (commencement of sale) through October 31, 2019 for the G Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$809,658,304	$17,715,895	—
Exchange-Traded Funds	8,402,333	—	—
Temporary Cash Investments	6,046	15,966,059	—
Temporary Cash Investments - Securities Lending Collateral	41,181,804	—	—
	$859,248,487	$33,681,954	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$60,813	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$127,212	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,796,248.

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The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $60,813 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $127,212 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $524,367 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(399,317) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$21,323,960	—
Long-term capital gains	$89,409,057	$4,088,069

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$771,045,092
Gross tax appreciation of investments	$170,496,289
Gross tax depreciation of investments	(48,610,940)
Net tax appreciation (depreciation)	$121,885,349
Undistributed ordinary income	—
Accumulated long-term gains	$57,964,519
Late-year ordinary loss deferral	$(4,792,294)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$18.08	(0.12)	1.91	1.79	(2.33)	$17.54	13.00%	1.28%	(0.70)%	92%	$392,956
2018	$16.70	(0.17)	1.65	1.48	(0.10)	$18.08	8.89%	1.27%	(0.93)%	116%	$386,455
2017	$12.96	(0.13)	4.45	4.32	(0.58)	$16.70	33.36%	1.36%	(0.83)%	70%	$361,029
2016	$13.06	(0.10)	—(3)	(0.10)	—	$12.96	(0.77)%	1.36%	(0.83)%	130%	$133,140
2015	$12.82	(0.13)	0.37	0.24	—	$13.06	1.87%	1.39%	(0.92)%	100%	$171,490
I Class
2019	$18.50	(0.09)	1.96	1.87	(2.33)	$18.04	13.16%	1.08%	(0.50)%	92%	$305,249
2018	$17.04	(0.14)	1.70	1.56	(0.10)	$18.50	9.18%	1.07%	(0.73)%	116%	$371,030
2017	$13.20	(0.09)	4.51	4.42	(0.58)	$17.04	33.51%	1.16%	(0.63)%	70%	$219,881
2016	$13.27	(0.08)	0.01	(0.07)	—	$13.20	(0.53)%	1.16%	(0.63)%	130%	$269,094
2015	$13.01	(0.10)	0.36	0.26	—	$13.27	2.00%	1.17%	(0.70)%	100%	$256,001
Y Class
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.34%	0.93%	(0.35)%	92%	$6,392
2018	$17.16	(0.07)	1.66	1.59	(0.10)	$18.65	9.29%	0.92%	(0.58)%	116%	$1,778
2017(4)	$15.34	(0.06)	2.46	2.40	(0.58)	$17.16	15.67%	1.01%(5)	(0.61)%(5)	70%(6)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$17.49	(0.16)	1.82	1.66	(2.33)	$16.82	12.72%	1.53%	(0.95)%	92%	$80,127
2018	$16.19	(0.21)	1.61	1.40	(0.10)	$17.49	8.61%	1.52%	(1.18)%	116%	$77,764
2017	$12.61	(0.16)	4.32	4.16	(0.58)	$16.19	33.02%	1.61%	(1.08)%	70%	$80,654
2016	$12.74	(0.13)	—(3)	(0.13)	—	$12.61	(1.02)%	1.61%	(1.08)%	130%	$86,651
2015	$12.54	(0.16)	0.36	0.20	—	$12.74	1.59%	1.64%	(1.17)%	100%	$103,713
C Class
2019	$15.92	(0.25)	1.60	1.35	(2.33)	$14.94	11.84%	2.28%	(1.70)%	92%	$4,790
2018	$14.86	(0.32)	1.48	1.16	(0.10)	$15.92	7.83%	2.27%	(1.93)%	116%	$6,227
2017	$11.70	(0.25)	3.99	3.74	(0.58)	$14.86	31.99%	2.36%	(1.83)%	70%	$9,958
2016	$11.91	(0.21)	—(3)	(0.21)	—	$11.70	(1.68)%	2.36%	(1.83)%	130%	$9,146
2015	$11.81	(0.24)	0.34	0.10	—	$11.91	0.76%	2.39%	(1.92)%	100%	$11,458
R Class
2019	$17.09	(0.19)	1.76	1.57	(2.33)	$16.33	12.39%	1.78%	(1.20)%	92%	$6,099
2018	$15.86	(0.25)	1.58	1.33	(0.10)	$17.09	8.41%	1.77%	(1.43)%	116%	$5,687
2017	$12.40	(0.19)	4.23	4.04	(0.58)	$15.86	32.61%	1.86%	(1.33)%	70%	$3,761
2016	$12.55	(0.16)	0.01	(0.15)	—	$12.40	(1.20)%	1.86%	(1.33)%	130%	$2,672
2015	$12.39	(0.19)	0.35	0.16	—	$12.55	1.29%	1.89%	(1.42)%	100%	$2,135

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$18.51	(0.08)	1.95	1.87	(2.33)	$18.05	13.21%	1.08%	(0.50)%	92%	$7
2018	$17.05	(0.14)	1.70	1.56	(0.10)	$18.51	9.12%	1.07%	(0.73)%	116%	$7
2017(4)	$15.26	(0.07)	2.44	2.37	(0.58)	$17.05	15.56%	1.16%(5)	(0.76)%(5)	70%(6)	$6
R6 Class
2019	$18.65	(0.06)	1.98	1.92	(2.33)	$18.24	13.40%	0.93%	(0.35)%	92%	$48,763
2018	$17.15	(0.11)	1.71	1.60	(0.10)	$18.65	9.30%	0.92%	(0.58)%	116%	$39,687
2017	$13.26	(0.08)	4.55	4.47	(0.58)	$17.15	33.74%	1.01%	(0.48)%	70%	$28,077
2016	$13.31	(0.06)	0.01	(0.05)	—	$13.26	(0.38)%	1.01%	(0.48)%	130%	$25,992
2015	$13.03	(0.08)	0.36	0.28	—	$13.31	2.15%	1.04%	(0.57)%	100%	$22,235
G Class
2019(7)	$17.43	0.05	0.86	0.91	—	$18.34	5.22%	0.00%(5)(8)(9)	0.52%(5)(9)	92%(10)	$8,326

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Amount is less than $0.005.

(4)	April 10, 2017 (commencement of sale) through October 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(7)	April 1, 2019 (commencement of sale) through October 31, 2019.

(8)	Ratio was less than 0.005%.

(9)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.93% and (0.41)%, respectively.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Small Cap Growth Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

34

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

35

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

36

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $2,298,146, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $91,314,434, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $21,323,960 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $1,905,377 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90978 1912

Annual Report

October 31, 2019

Sustainable Equity Fund
Investor Class (AFDIX)
I Class (AFEIX)
Y Class (AFYDX)
A Class (AFDAX)
C Class (AFDCX)
R Class (AFDRX)
R5 Class (AFDGX)
R6 Class (AFEDX)
G Class (AFEGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AFDIX	16.10%	10.37%	13.35%	—	7/29/05
S&P 500 Index	—	14.33%	10.77%	13.69%	—	—
I Class	AFEIX	16.37%	10.58%	13.58%	—	7/29/05
Y Class	AFYDX	16.56%	—	—	14.87%	4/10/17
A Class	AFDAX					11/30/04
No sales charge		15.81%	10.09%	13.06%	—
With sales charge		9.16%	8.79%	12.40%	—
C Class	AFDCX	14.98%	9.27%	12.22%	—	11/30/04
R Class	AFDRX	15.56%	9.82%	12.79%	—	7/29/05
R5 Class	AFDGX	16.36%	—	—	14.70%	4/10/17
R6 Class	AFEDX	—	—	—	8.95%	4/1/19
G Class	AFEGX	—	—	—	9.23%	4/1/19
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $35,045

S&P 500 Index — $36,096

The investment advisor is presenting performance for the Investor Class, which is a change from the prior annual report. Of the classes with 10 or more years of annual returns, Investor Class is the largest.
Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.64%	0.49%	1.09%	1.84%	1.34%	0.64%	0.49%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Justin Brown, Joe Reiland and Rob Bove

Performance Summary

Sustainable Equity returned 16.10%* for the 12 months ended October 31, 2019, outpacing the 14.33% return of the portfolio’s benchmark, the S&P 500 Index.

U.S. stocks delivered solid returns during the reporting period, and growth stocks outperformed value stocks across the capitalization spectrum. Within the S&P 500 Index, most sectors posted double-digit gains. Energy was the only sector to decline.

Stock selection in the health care and consumer staples sectors helped drive outperformance relative to the benchmark. Stock choices in the information technology sector detracted, although an overweight allocation to the sector mitigated much of those losses. Financials modestly weighed on relative performance due to stock selection and an underweight allocation.

Health Care Led Performance

Stock selection in the pharmaceuticals and health care equipment and supplies industries benefited relative performance in the health care sector. Zoetis, a maker of medicines for pets and livestock, reported better-than-expected earnings and revenue. Trends in animal health continued to be positive, and animal health has been less sensitive to political headline risk than other parts of health care. Edwards Lifesciences is a global medical devices company focused on innovations to address heart disease and critical care monitoring. The company reported better-than-expected revenue and earnings driven in part by its transcatheter aortic valve replacement product.

Stock choices among household products companies and an overweight allocation to the industry boosted relative performance in the consumer staples sector. The stock price of The Procter & Gamble Co. outperformed as the consumer products company posted its best organic growth in more than a decade. It also benefited from a more defensive market posture as interest rates declined. Avoiding tobacco stocks also helped sector performance.

Other top contributors included Prologis, an equity real estate investment trust that owns primarily logistics and distribution center properties. It reported solid earnings and revenue and also benefited from increased demand as long-term rates fell. Semiconductor equipment company ASML Holding outperformed on strong new orders as it expands its market opportunity set into memory chip manufacturers. The Netherlands-based company’s technology allows producing smaller and more efficient semiconductors.

Information Technology Stocks Detracted

Stock selection in the IT services industry weighed on relative performance in the information technology sector. We initiated a position in global credit card and payments company MasterCard during the third quarter of 2019. We were underweight the position relative to the benchmark for most of the period, however, and the positioning detracted for the year. MasterCard has been a strong free cash-flow grower levered to electronic payments and has what we believe are ample margin-expansion opportunities. MasterCard recently reported better-than-anticipated revenue and earnings on increased transactions.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the financials sector, stock choices among insurers detracted from relative performance. Insurance company Prudential Financial’s stock sold off sharply after it reported weaker-than-expected results. Management also offered lower forward guidance, driven by higher expenses and lower interest rates, which reduce returns on its investments.

Other significant detractors included ConocoPhillips. The oil and gas exploration and production company fell along with most energy stocks as higher U.S. oil inventories pressured crude oil prices. Declining expectations of global demand also weighed on crude oil pricing. Pharmacy operator Walgreens Boots Alliance reported weaker-than-expected results and lowered guidance as the company is working to restructure its business and adapt to changing consumer preferences. Health insurer Humana posted earnings that beat expectations but was caught up in concerns about proposed Medicare for All legislation. Humana’s Medicare Advantage is a key program for the company.

Outlook

The portfolio invests in a blend of large value and large growth stocks, while seeking to outperform the S&P 500 Index with a comparable dividend yield without taking on significant additional risk. We believe that companies exhibiting both improving business fundamentals and sustainable corporate behaviors will outperform over time. We use a quantitative model that combines fundamental measures of a stock’s value and growth potential. We then integrate our view of the company’s financial improvement with multiple sources of environmental, social and governance (ESG) data.

As of October 31, 2019, the portfolio’s largest overweight position relative to the benchmark was in the information technology sector. We continued to find strong growth opportunities in companies with attractive ESG profiles through bottom-up analysis. Our exposure to attractive opportunities in the communications equipment industry leads our technology overweight. Health care ended the period as our largest underweight. Our positioning in the sector is driven by an underweight in the health care equipment and supplies industry, where we do not have exposure to many of the large benchmark holdings because of concerns about valuation and middling ESG characteristics.

A strategy or emphasis on environmental, social and governance factors (ESG) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio's ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Microsoft Corp.	5.4%
Apple, Inc.	4.1%
Alphabet, Inc., Class A	3.3%
Amazon.com, Inc.	3.2%
Bank of America Corp.	3.2%
NextEra Energy, Inc.	3.0%
Procter & Gamble Co. (The)	2.7%
Prologis, Inc.	2.7%
Home Depot, Inc. (The)	2.4%
Visa, Inc., Class A	2.1%

Top Five Industries	% of net assets
Software	6.7%
Banks	6.4%
IT Services	6.0%
Interactive Media and Services	5.1%
Semiconductors and Semiconductor Equipment	4.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	5.6%
Temporary Cash Investments - Securities Lending Collateral	—*
Other Assets and Liabilities	(5.1)%**
*Category is less than 0.05% of total net assets.
**Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,050.80	$4.08	0.79%
I Class	$1,000	$1,052.10	$3.05	0.59%
Y Class	$1,000	$1,053.10	$2.28	0.44%
A Class	$1,000	$1,049.50	$5.37	1.04%
C Class	$1,000	$1,045.60	$9.23	1.79%
R Class	$1,000	$1,048.40	$6.66	1.29%
R5 Class	$1,000	$1,052.10	$3.05	0.59%
R6 Class	$1,000	$1,053.10	$2.28	0.44%
G Class	$1,000	$1,055.10	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,021.22	$4.02	0.79%
I Class	$1,000	$1,022.23	$3.01	0.59%
Y Class	$1,000	$1,022.99	$2.24	0.44%
A Class	$1,000	$1,019.96	$5.30	1.04%
C Class	$1,000	$1,016.18	$9.10	1.79%
R Class	$1,000	$1,018.70	$6.56	1.29%
R5 Class	$1,000	$1,022.23	$3.01	0.59%
R6 Class	$1,000	$1,022.99	$2.24	0.44%
G Class	$1,000	$1,025.21	$0.00	0.00%(2)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 1.5%
Boeing Co. (The)	8,975	$3,050,692
Lockheed Martin Corp.	24,797	9,340,534
		12,391,226
Air Freight and Logistics — 0.4%
Expeditors International of Washington, Inc.	43,715	3,188,572
Airlines — 0.9%
Delta Air Lines, Inc.	131,866	7,263,179
Banks — 6.4%
Bank of America Corp.	875,550	27,378,449
Citigroup, Inc.	90,431	6,498,372
JPMorgan Chase & Co.	134,962	16,859,453
SVB Financial Group(1)	14,255	3,157,197
		53,893,471
Beverages — 1.8%
PepsiCo, Inc.	112,700	15,459,059
Biotechnology — 2.9%
AbbVie, Inc.	70,887	5,639,061
Amgen, Inc.	39,017	8,320,375
Biogen, Inc.(1)	22,019	6,577,295
Vertex Pharmaceuticals, Inc.(1)	19,743	3,859,362
		24,396,093
Building Products — 0.9%
Johnson Controls International plc	173,243	7,506,619
Capital Markets — 1.9%
Ameriprise Financial, Inc.	24,760	3,736,036
BlackRock, Inc.	7,261	3,352,404
Morgan Stanley	198,160	9,125,268
		16,213,708
Chemicals — 1.8%
Dow, Inc.	91,476	4,618,623
Ecolab, Inc.	15,937	3,061,020
Sherwin-Williams Co. (The)	13,714	7,848,796
		15,528,439
Communications Equipment — 2.6%
Cisco Systems, Inc.	334,814	15,907,013
Motorola Solutions, Inc.	34,579	5,751,179
		21,658,192
Consumer Finance — 0.7%
American Express Co.	50,473	5,919,473
Diversified Telecommunication Services — 1.7%
Verizon Communications, Inc.	242,912	14,688,889

10

	Shares	Value
Electric Utilities — 3.0%
NextEra Energy, Inc.	105,790	$25,213,989
Electrical Equipment — 0.6%
Eaton Corp. plc	62,133	5,412,406
Electronic Equipment, Instruments and Components — 0.5%
CDW Corp.	34,232	4,378,615
Entertainment — 1.4%
Walt Disney Co. (The)	88,720	11,526,502
Equity Real Estate Investment Trusts (REITs) — 3.5%
Prologis, Inc.	262,658	23,050,866
SBA Communications Corp.	27,962	6,729,055
		29,779,921
Food and Staples Retailing — 1.1%
Costco Wholesale Corp.	10,643	3,162,142
Sysco Corp.	18,488	1,476,636
Walgreens Boots Alliance, Inc.	81,181	4,447,095
		9,085,873
Food Products — 0.6%
Beyond Meat, Inc.(1)(2)	4,501	380,109
Mondelez International, Inc., Class A	97,457	5,111,620
		5,491,729
Health Care Equipment and Supplies — 2.2%
Baxter International, Inc.	75,452	5,787,169
Edwards Lifesciences Corp.(1)	45,585	10,866,552
ResMed, Inc.	12,826	1,897,222
		18,550,943
Health Care Providers and Services — 3.0%
CVS Health Corp.	90,190	5,987,714
Humana, Inc.	14,862	4,372,400
Quest Diagnostics, Inc.	46,174	4,675,118
UnitedHealth Group, Inc.	41,155	10,399,869
		25,435,101
Hotels, Restaurants and Leisure — 1.7%
Royal Caribbean Cruises Ltd.	69,311	7,543,116
Starbucks Corp.	85,280	7,211,277
		14,754,393
Household Products — 2.7%
Procter & Gamble Co. (The)	185,314	23,073,446
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	41,211	7,118,376
Insurance — 3.3%
Aflac, Inc.	91,736	4,876,686
Progressive Corp. (The)	93,671	6,528,869
Prudential Financial, Inc.	88,885	8,100,979
Travelers Cos., Inc. (The)	61,887	8,110,910
		27,617,444
Interactive Media and Services — 5.1%
Alphabet, Inc., Class A(1)	22,445	28,253,766

11

	Shares	Value
Facebook, Inc., Class A(1)	78,713	$15,085,346
		43,339,112
Internet and Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)	15,463	27,472,494
IT Services — 6.0%
Accenture plc, Class A	62,685	11,623,053
International Business Machines Corp.	44,772	5,987,360
MasterCard, Inc., Class A	33,582	9,295,833
PayPal Holdings, Inc.(1)	60,591	6,307,523
Visa, Inc., Class A	98,334	17,588,019
		50,801,788
Life Sciences Tools and Services — 0.9%
Agilent Technologies, Inc.	100,027	7,577,045
Machinery — 2.9%
Caterpillar, Inc.	40,631	5,598,952
Cummins, Inc.	45,891	7,915,280
Ingersoll-Rand plc	43,508	5,520,730
Parker-Hannifin Corp.	29,321	5,380,110
		24,415,072
Media — 1.5%
Comcast Corp., Class A	274,657	12,310,127
Multiline Retail — 0.7%
Target Corp.	54,689	5,846,801
Oil, Gas and Consumable Fuels — 4.1%
ConocoPhillips	266,377	14,704,010
Devon Energy Corp.	122,410	2,482,475
ONEOK, Inc.	103,422	7,221,958
Phillips 66	50,703	5,923,125
Valero Energy Corp.	44,749	4,339,758
		34,671,326
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	14,985	2,791,256
Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	129,379	7,422,473
Merck & Co., Inc.	168,597	14,610,616
Novo Nordisk A/S, B Shares	118,625	6,531,281
Zoetis, Inc.	43,772	5,599,315
		34,163,685
Professional Services — 1.1%
IHS Markit Ltd.(1)	105,628	7,396,073
Robert Half International, Inc.	32,231	1,845,869
		9,241,942
Road and Rail — 1.4%
Norfolk Southern Corp.	40,525	7,375,550
Union Pacific Corp.	28,603	4,732,652
		12,108,202
Semiconductors and Semiconductor Equipment — 4.4%
Applied Materials, Inc.	115,878	6,287,540

12

	Shares	Value
ASML Holding NV	27,292	$7,160,033
Broadcom, Inc.	26,869	7,868,587
Intel Corp.	147,218	8,322,234
NVIDIA Corp.	20,462	4,113,271
Texas Instruments, Inc.	29,950	3,533,800
		37,285,465
Software — 6.7%
Adobe, Inc.(1)	17,032	4,733,704
Microsoft Corp.	321,794	46,135,606
salesforce.com, Inc.(1)	36,205	5,665,720
		56,535,030
Specialty Retail — 3.7%
Best Buy Co., Inc.	27,390	1,967,424
Home Depot, Inc. (The)	86,042	20,183,732
TJX Cos., Inc. (The)	161,584	9,315,318
		31,466,474
Technology Hardware, Storage and Peripherals — 4.1%
Apple, Inc.	139,014	34,581,123
Textiles, Apparel and Luxury Goods — 1.5%
NIKE, Inc., Class B	101,576	9,096,131
VF Corp.	45,836	3,771,844
		12,867,975
TOTAL COMMON STOCKS (Cost $753,398,266)		843,020,575
TEMPORARY CASH INVESTMENTS — 5.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $36,081,665), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $35,331,566)		35,330,094
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $12,028,872), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $11,792,213)		11,792,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,608	15,608
TOTAL TEMPORARY CASH INVESTMENTS (Cost $47,137,702)		47,137,702
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3)†
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $388,211)	388,211	388,211
TOTAL INVESTMENT SECURITIES — 105.1% (Cost $800,924,179)		890,546,488
OTHER ASSETS AND LIABILITIES(4) — (5.1)%		(43,183,317)
TOTAL NET ASSETS — 100.0%		$847,363,171

13

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	619,467	USD	684,247	Credit Suisse AG	12/31/19	$9,472
EUR	102,570	USD	114,643	Credit Suisse AG	12/31/19	221
USD	2,965,386	EUR	2,661,066	Credit Suisse AG	12/31/19	(14,647)
USD	72,852	EUR	66,204	Credit Suisse AG	12/31/19	(1,287)
USD	105,937	EUR	95,576	Credit Suisse AG	12/31/19	(1,095)
USD	71,594	EUR	64,339	Credit Suisse AG	12/31/19	(457)
USD	3,491,201	EUR	3,133,792	Credit Suisse AG	12/31/19	(18,220)
USD	287,621	EUR	258,188	Credit Suisse AG	12/31/19	(1,514)
						$(27,527)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar
† Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $380,109. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

(3)	Investment of cash collateral from securities on loan. At the period end, the aggregate market value of the collateral held by the fund was $388,211.

(4)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $800,535,968) — including $380,109 of securities on loan	$890,158,277
Investment made with cash collateral received for securities on loan, at value (cost of $388,211)	388,211
Total investment securities, at value (cost of $800,924,179)	890,546,488
Receivable for capital shares sold	369,333
Unrealized appreciation on forward foreign currency exchange contracts	9,693
Dividends and interest receivable	473,584
Securities lending receivable	12,462
891,411,560

Liabilities
Payable for collateral received for securities on loan	388,211
Payable for investments purchased	42,837,968
Payable for capital shares redeemed	577,805
Unrealized depreciation on forward foreign currency exchange contracts	37,220
Accrued management fees	185,531
Distribution and service fees payable	21,654
44,048,389

Net Assets	$847,363,171

Net Assets Consist of:
Capital (par value and paid-in surplus)	$744,268,400
Distributable earnings	103,094,771
$847,363,171

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$118,225,037	3,888,628	$30.40
I Class, $0.01 Par Value	$106,268,328	3,484,210	$30.50
Y Class, $0.01 Par Value	$51,037,398	1,670,285	$30.56
A Class, $0.01 Par Value	$54,289,913	1,792,086	$30.29*
C Class, $0.01 Par Value	$10,148,956	343,344	$29.56
R Class, $0.01 Par Value	$4,465,926	148,287	$30.12
R5 Class, $0.01 Par Value	$1,314,124	43,060	$30.52
R6 Class, $0.01 Par Value	$3,978,563	130,191	$30.56
G Class, $0.01 Par Value	$497,634,926	16,243,357	$30.64
*Maximum offering price $32.14 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,303)	$5,591,363
Interest	46,098
Securities lending, net	42,683
5,680,144

Expenses:
Management fees	2,186,793
Distribution and service fees:
A Class	129,030
C Class	101,521
R Class	18,993
Directors' fees and expenses	8,877
Other expenses	751
2,445,965
Fees waived(1)	(159,712)
2,286,253

Net investment income (loss)	3,393,891

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	14,426,565
Forward foreign currency exchange contract transactions	156,017
Foreign currency translation transactions	(264)
14,582,318

Change in net unrealized appreciation (depreciation) on:
Investments	26,878,280
Forward foreign currency exchange contracts	(47,355)
Translation of assets and liabilities in foreign currencies	1,665
26,832,590

Net realized and unrealized gain (loss)	41,414,908

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,808,799

(1)
Amount consists of $53,320, $33,575, $15,229, $23,719, $4,623, $1,764, $592, $116 and $26,774 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$3,393,891	$2,057,860
Net realized gain (loss)	14,582,318	17,602,302
Change in net unrealized appreciation (depreciation)	26,832,590	(5,457,784)
Net increase (decrease) in net assets resulting from operations	44,808,799	14,202,378

Distributions to Shareholders
From earnings:
Investor Class	(9,479,446)	(4,138,891)
I Class	(2,679,164)	(627,088)
Y Class	(1,208,845)	(28,973)
A Class	(3,252,169)	(1,361,649)
C Class	(629,682)	(397,922)
R Class	(210,019)	(96,581)
R5 Class	(93,131)	(570)
Decrease in net assets from distributions	(17,552,456)	(6,651,674)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	558,177,061	25,688,488

Net increase (decrease) in net assets	585,433,404	33,239,192

Net Assets
Beginning of period	261,929,767	228,690,575
End of period	$847,363,171	$261,929,767

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Sustainable Equity Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the R6 Class and G Class commenced on April 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

18

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2019.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$388,211	—	—	—	$388,211
Gross amount of recognized liabilities for securities lending transactions					$388,211

(1)	Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 60% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of

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funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective December 1, 2018, the investment advisor agreed to waive 0.05% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2020 and cannot terminate it prior to such date without the approval of the Board of Directors. Effective April 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended October 31, 2019 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Investor Class	0.800% to 0.840%	0.84%	0.80%
I Class	0.600% to 0.640%	0.64%	0.60%
Y Class	0.450% to 0.490%	0.49%	0.45%
A Class	0.800% to 0.840%	0.84%	0.80%
C Class	0.800% to 0.840%	0.84%	0.80%
R Class	0.800% to 0.840%	0.84%	0.80%
R5 Class	0.600% to 0.640%	0.64%	0.60%
R6 Class	0.450% to 0.490%	0.49%	0.44%
G Class	0.450% to 0.490%	0.49%	0.00%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,843,798 and $125,552, respectively. The effect of interfund transactions on the Statement of Operations was $(49,060) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended October 31, 2019 were $186,430,180 and $107,779,620, respectively.

On October 25,2019, the fund incurred a purchase in kind of equity securities valued at $463,933,307. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019(1)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	230,000,000		120,000,000
Sold	1,478,661	$42,448,717	1,839,519	$52,400,317
Issued in reinvestment of distributions	373,564	9,230,761	145,487	4,040,187
Redeemed	(3,033,709)	(85,434,146)	(1,885,394)	(53,831,697)
	(1,181,484)	(33,754,668)	99,612	2,608,807
I Class/Shares Authorized	50,000,000		20,000,000
Sold	2,840,717	80,856,818	938,951	27,234,141
Issued in reinvestment of distributions	88,125	2,181,089	14,999	416,960
Redeemed	(795,266)	(22,113,079)	(327,636)	(9,499,178)
	2,133,576	60,924,828	626,314	18,151,923
Y Class/Shares Authorized	30,000,000		50,000,000
Sold	1,298,628	36,812,959	511,054	14,904,015
Issued in reinvestment of distributions	48,822	1,208,845	1,041	28,973
Redeemed	(188,570)	(5,485,398)	(14,718)	(430,894)
	1,158,880	32,536,406	497,377	14,502,094
A Class/Shares Authorized	50,000,000		120,000,000
Sold	279,004	7,723,840	412,006	11,852,292
Issued in reinvestment of distributions	113,811	2,808,849	43,386	1,203,083
Redeemed	(398,221)	(11,099,073)	(552,597)	(15,648,311)
	(5,406)	(566,384)	(97,205)	(2,592,936)
C Class/Shares Authorized	30,000,000		40,000,000
Sold	71,758	1,908,443	48,877	1,380,898
Issued in reinvestment of distributions	22,210	538,156	12,705	346,977
Redeemed	(160,965)	(4,368,416)	(323,643)	(9,172,601)
	(66,997)	(1,921,817)	(262,061)	(7,444,726)
R Class/Shares Authorized	30,000,000		20,000,000
Sold	65,244	1,825,976	43,553	1,246,911
Issued in reinvestment of distributions	8,544	210,019	3,496	96,581
Redeemed	(40,894)	(1,140,492)	(76,607)	(2,216,651)
	32,894	895,503	(29,558)	(873,159)
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	3,133	89,963	48,846	1,380,860
Issued in reinvestment of distributions	3,761	93,131	20	570
Redeemed	(11,350)	(311,587)	(1,559)	(44,945)
	(4,456)	(128,493)	47,307	1,336,485
R6 Class/Shares Authorized	50,000,000		N/A
Sold	154,326	4,599,937
Redeemed	(24,135)	(733,659)
	130,191	3,866,278
G Class/Shares Authorized	525,000,000		N/A
Sold	16,265,238	496,972,039
Redeemed	(21,881)	(646,631)
	16,243,357	496,325,408
Net increase (decrease)	18,440,555	$558,177,061	881,786	$25,688,488

(1)	April 1, 2019 (commencement of sale) through October 31, 2019 for the R6 Class and G Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$829,329,261	$13,691,314	—
Temporary Cash Investments	15,608	47,122,094	—
Temporary Cash Investments - Securities Lending Collateral	388,211	—	—
	$829,733,080	$60,813,408	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,693	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$37,220	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,222,644.

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The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $9,693 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $37,220 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $156,017 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(47,355) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$2,630,877	$1,472,981
Long-term capital gains	$14,921,579	$5,178,693

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$802,186,969
Gross tax appreciation of investments	$92,306,910
Gross tax depreciation of investments	(3,947,391)
Net tax appreciation (depreciation) of investments	88,359,519
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,665
Net tax appreciation (depreciation)	$88,361,184
Undistributed ordinary income	$2,482,035
Accumulated long-term gains	$12,251,552

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$28.19	0.33	3.77	4.10	(0.22)	(1.67)	(1.89)	$30.40	16.10%	0.80%	0.84%	1.14%	1.10%	33%	$118,225
2018	$27.22	0.26	1.52	1.78	(0.20)	(0.61)	(0.81)	$28.19	6.60%	0.95%	0.95%	0.91%	0.91%	41%	$142,923
2017	$21.75	0.23	5.51	5.74	(0.27)	—	(0.27)	$27.22	26.61%	1.00%	1.00%	0.95%	0.95%	18%	$135,315
2016	$21.77	0.25	(0.04)	0.21	(0.23)	—	(0.23)	$21.75	0.99%	0.99%	0.99%	1.18%	1.18%	71%	$87,865
2015	$21.31	0.26	0.46	0.72	(0.26)	—	(0.26)	$21.77	3.51%	0.99%	0.99%	1.23%	1.23%	33%	$95,072
I Class
2019	$28.27	0.37	3.81	4.18	(0.28)	(1.67)	(1.95)	$30.50	16.37%	0.60%	0.64%	1.34%	1.30%	33%	$106,268
2018	$27.30	0.33	1.51	1.84	(0.26)	(0.61)	(0.87)	$28.27	6.80%	0.75%	0.75%	1.11%	1.11%	41%	$38,188
2017	$21.81	0.27	5.53	5.80	(0.31)	—	(0.31)	$27.30	26.88%	0.80%	0.80%	1.15%	1.15%	18%	$19,776
2016	$21.84	0.29	(0.05)	0.24	(0.27)	—	(0.27)	$21.81	1.19%	0.79%	0.79%	1.38%	1.38%	71%	$5,637
2015	$21.37	0.31	0.47	0.78	(0.31)	—	(0.31)	$21.84	3.66%	0.79%	0.79%	1.43%	1.43%	33%	$14,077
Y Class
2019	$28.32	0.41	3.82	4.23	(0.32)	(1.67)	(1.99)	$30.56	16.56%	0.45%	0.49%	1.49%	1.45%	33%	$51,037
2018	$27.33	0.36	1.52	1.88	(0.28)	(0.61)	(0.89)	$28.32	6.93%	0.60%	0.60%	1.26%	1.26%	41%	$14,485
2017(3)	$23.89	0.16	3.28	3.44	—	—	—	$27.33	14.40%	0.65%(4)	0.65%(4)	1.10%(4)	1.10%(4)	18%(5)	$383

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$28.09	0.25	3.78	4.03	(0.16)	(1.67)	(1.83)	$30.29	15.81%	1.05%	1.09%	0.89%	0.85%	33%	$54,290
2018	$27.13	0.19	1.51	1.70	(0.13)	(0.61)	(0.74)	$28.09	6.31%	1.20%	1.20%	0.66%	0.66%	41%	$50,489
2017	$21.67	0.17	5.50	5.67	(0.21)	—	(0.21)	$27.13	26.34%	1.25%	1.25%	0.70%	0.70%	18%	$51,396
2016	$21.69	0.20	(0.05)	0.15	(0.17)	—	(0.17)	$21.67	0.74%	1.24%	1.24%	0.93%	0.93%	71%	$97,012
2015	$21.23	0.21	0.46	0.67	(0.21)	—	(0.21)	$21.69	3.21%	1.24%	1.24%	0.98%	0.98%	33%	$122,492
C Class
2019	$27.48	0.04	3.71	3.75	—	(1.67)	(1.67)	$29.56	14.98%	1.80%	1.84%	0.14%	0.10%	33%	$10,149
2018	$26.63	(0.03)	1.49	1.46	—	(0.61)	(0.61)	$27.48	5.51%	1.95%	1.95%	(0.09)%	(0.09)%	41%	$11,277
2017	$21.27	(0.01)	5.41	5.40	(0.04)	—	(0.04)	$26.63	25.40%	2.00%	2.00%	(0.05)%	(0.05)%	18%	$17,904
2016	$21.29	0.04	(0.04)	—(6)	(0.02)	—	(0.02)	$21.27	(0.02)%	1.99%	1.99%	0.18%	0.18%	71%	$18,640
2015	$20.84	0.05	0.45	0.50	(0.05)	—	(0.05)	$21.29	2.42%	1.99%	1.99%	0.23%	0.23%	33%	$21,036
R Class
2019	$27.93	0.18	3.77	3.95	(0.09)	(1.67)	(1.76)	$30.12	15.56%	1.30%	1.34%	0.64%	0.60%	33%	$4,466
2018	$26.98	0.11	1.51	1.62	(0.06)	(0.61)	(0.67)	$27.93	6.04%	1.45%	1.45%	0.41%	0.41%	41%	$3,223
2017	$21.55	0.11	5.47	5.58	(0.15)	—	(0.15)	$26.98	26.03%	1.50%	1.50%	0.45%	0.45%	18%	$3,910
2016	$21.58	0.14	(0.05)	0.09	(0.12)	—	(0.12)	$21.55	0.44%	1.49%	1.49%	0.68%	0.68%	71%	$4,090
2015	$21.11	0.16	0.47	0.63	(0.16)	—	(0.16)	$21.58	3.01%	1.49%	1.49%	0.73%	0.73%	33%	$5,680

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$28.29	0.38	3.80	4.18	(0.28)	(1.67)	(1.95)	$30.52	16.36%	0.60%	0.64%	1.34%	1.30%	33%	$1,314
2018	$27.30	0.32	1.52	1.84	(0.24)	(0.61)	(0.85)	$28.29	6.82%	0.75%	0.75%	1.11%	1.11%	41%	$1,344
2017(3)	$23.89	0.15	3.26	3.41	—	—	—	$27.30	14.27%	0.80%(4)	0.80%(4)	1.07%(4)	1.07%(4)	18%(5)	$6
R6 Class
2019(7)	$28.05	0.21	2.30	2.51	—	—	—	$30.56	8.95%	0.44%(4)	0.49%(4)	1.18%(4)	1.13%(4)	33%(8)	$3,979
G Class
2019(7)	$28.05	0.37	2.22	2.59	—	—	—	$30.64	9.23%	0.00%(4)(9)	0.49%(4)	2.04%(4)	1.55%(4)	33%(8)	$497,635

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	Per-share amount was less than $0.005.

(7)	April 1, 2019 (commencement of sale) through October 31, 2019.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

(9)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sustainable Equity Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Sustainable Equity Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

32

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or

33

controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-, five-, and ten-year periods and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading

34

activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.05% (e.g., the Investor Class unified fee will be reduced from 0.84% to 0.79%) for at least one year, beginning August 1, 2019. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They

35

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $2,630,877, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $639,212 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

The fund hereby designates $17,337,996, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund utilized earnings and profits of $2,756,263 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90971 1912

Annual Report

October 31, 2019

Ultra® Fund
Investor Class (TWCUX)
I Class (TWUIX)
Y Class (AULYX)
A Class (TWUAX)
C Class (TWCCX)
R Class (AULRX)
R5 Class (AULGX)
R6 Class (AULDX)
G Class (AULNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2019. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment and market insights, please visit americancentury.com.

Stocks, Bonds Delivered Solid Gains

U.S. and global stocks, bonds and real estate investments generally delivered strong gains for the 12-month period. Stocks and other riskier assets rebounded from a late-2018 sell-off to post robust returns for the 12 months overall. Global bonds benefited from safe-haven buying early in the period and a declining interest rate environment overall.

Fed’s Policy Pivot Improved Investor Sentiment

In the final months of 2018, mounting concerns about slowing global economic and earnings growth, tariffs and Federal Reserve (Fed) policy soured investor sentiment, driving global stocks lower. After raising rates in September 2018, the Fed hiked again in December and delivered a surprisingly bullish 2019 rate-hike outlook, which intensified the sell-off among stocks and other riskier assets. Meanwhile, the risk-off climate sparked a flight to quality, which drove U.S. and other government bond yields lower and benefited global bond returns.

A key policy pivot from the Fed helped improve equity investor sentiment beginning in early 2019. The central bank abruptly ended its rate-hike campaign and adopted a dovish tone amid weaker global growth and inflation. Additionally, investors’ worst-case fears about trade and corporate earnings generally eased, which also aided stocks and other riskier assets. At the same time, government bond yields continued to fall on moderating global growth data, muted inflation and accommodative central bank policy in the U.S., Europe and Japan. By July, concerns about global economic risks prompted the Fed to cut short-term interest rates for the first time in 10 years. The Fed followed up with additional rate cuts in September and October. This backdrop supported continued gains for fixed-income and other interest rate-sensitive assets.

Looking ahead, we expect volatility to remain a formidable factor as investors react to global growth and trade trends, central bank policy and geopolitical developments. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2019
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	13.83%	13.05%	15.06%	—	11/2/81
Russell 1000 Growth Index	—	17.10%	13.42%	15.41%	—	—
S&P 500 Index	—	14.33%	10.77%	13.69%	—	—
I Class	TWUIX	14.05%	13.27%	15.29%	—	11/14/96
Y Class	AULYX	14.22%	—	—	17.80%	4/10/17
A Class	TWUAX					10/2/96
No sales charge		13.54%	12.76%	14.77%	—
With sales charge		7.01%	11.44%	14.09%	—
C Class	TWCCX	12.69%	11.92%	13.92%	—	10/29/01
R Class	AULRX	13.26%	12.48%	14.48%	—	8/29/03
R5 Class	AULGX	14.04%	—	—	17.62%	4/10/17
R6 Class	AULDX	14.22%	13.44	—	14.84%	7/26/13
G Class	AULNX	—	—	—	2.26%	8/1/19
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2009
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2019
Investor Class — $40,692

Russell 1000 Growth Index — $41,938

S&P 500 Index — $36,096

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.77%	0.62%	1.22%	1.97%	1.47%	0.77%	0.62%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

Ultra returned 13.83%* for the 12 months ended October 31, 2019, lagging the 17.10% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stocks posted solid returns during the reporting period. Growth stocks outperformed value stocks by a wide margin. Within the Russell 1000 Growth Index, all sectors posted gains except for energy, which struggled with the declining price of oil. The small real estate segment—a sector that rarely offers the kind of growth characteristics we seek—reported the top total return, but index gains were largely driven by the strong performance of information technology and consumer discretionary stocks.

Stock selection and an overweight allocation to the energy sector detracted from performance relative to the benchmark. Stock selection among industrials also hampered performance. Stock selection in the information technology and consumer staples sectors benefited performance.

Energy Stocks Were Key Detractors

Within the energy sector, oil, gas and consumable fuels stocks hampered performance relative to the benchmark. Oil and gas exploration and production company EOG Resources fell as the price of crude oil declined. We continue to believe EOG is a high-quality company benefiting from a durable competitive advantage as a result of its experienced management team and innovative use of technology. Oil and gas production company Concho Resources fell after it reported disappointing quarterly production. The energy environment is facing headwinds due to oversupply and weakening demand as the global economy slows. We eliminated our holding of Concho.

In the industrials sector, stock selection detracted. Wabtec underperformed as the provider of technology products and services for the railroad industry declined on worries about softening global growth.

Elsewhere, underweighting Microsoft relative to the benchmark hampered results. The company’s Office 365 subscription service and Azure, its enterprise cloud service, continued to perform well. UnitedHealth Group was a significant detractor. The health insurer underperformed as the Democratic presidential debates kept regulatory and pricing risk elevated. Baidu, the China-based search engine and digital advertising company, posted worse-than-expected revenue and earnings and offered disappointing guidance. We eliminated the holding.

Information Technology Stocks Were Top Contributors

IT services stocks led performance in the information technology sector. Payment services company MasterCard was a significant contributor as its stock price increased after reporting consistently strong earnings growth that exceeded expectations. MasterCard’s competitor Visa also aided performance as the credit card company reported earnings that beat analysts’ estimates.

Stock selection in the consumer staples sector was beneficial. The Estee Lauder Cos. was a top contributor. The cosmetics firm outperformed due to strong quarterly earnings reports driven by sales in China, travel related sales and its skin care products.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

Other top contributors included Chipotle Mexican Grill. The restaurant chain’s new management team has improved operations and enthusiasm for the brand. Through enhanced marketing programs, a digital ordering program and a recently launched loyalty program, the company has experienced increased guest frequency and sales trends. The stock of data visualization software maker Tableau Software soared following the announcement that it would be acquired by salesforce.com. We eliminated the holding as a result of the transaction. DocuSign outperformed after the company reported revenue that beat expectations and offered strong guidance for the fiscal year. The company is a licensing and subscription-based software-as-a-service company focused on simplifying and speeding up the process of signing and preparing legal documents.

Outlook

We remain confident in our belief that high-quality companies with a capability for sustained long-term growth will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of October 31, 2019, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the communication services and consumer discretionary sectors. Communication services includes portfolio holdings Facebook and Google parent Alphabet, which are large positions in the fund. The consumer discretionary overweight reflects our belief that our portfolio companies offer enduring growth, particularly those with dominant global brands and those leveraging technology to drive expansion.

The industrials and health care sectors represented the largest underweights. The industrials sector underweight reflects a lack of exposure to the air freight and logistics and trading companies and distributors industries, where we have found no companies at present offering the attractive, sustainable, long-term growth potential that we seek. While we continue to believe that many segments of the health care industry are primed for a golden age of innovation and positive social impact, we remain cautious on some segments due to ongoing political and headline risk.

6

Fund Characteristics

OCTOBER 31, 2019
Top Ten Holdings	% of net assets
Apple, Inc.	9.3%
Alphabet, Inc.*	6.6%
Amazon.com, Inc.	6.3%
MasterCard, Inc., Class A	5.4%
Microsoft Corp.	5.3%
Visa, Inc., Class A	5.2%
Facebook, Inc., Class A	4.1%
UnitedHealth Group, Inc.	3.5%
salesforce.com, Inc.	3.3%
Intuitive Surgical, Inc.	2.6%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
IT Services	13.7%
Interactive Media and Services	11.5%
Software	10.5%
Technology Hardware, Storage and Peripherals	9.3%
Internet and Direct Marketing Retail	6.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2019 to October 31, 2019 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period(1) 5/1/19 - 10/31/19	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.20	$4.94	0.97%
I Class	$1,000	$1,023.30	$3.93	0.77%
Y Class	$1,000	$1,024.00	$3.16	0.62%
A Class	$1,000	$1,020.70	$6.21	1.22%
C Class	$1,000	$1,016.90	$10.01	1.97%
R Class	$1,000	$1,019.40	$7.48	1.47%
R5 Class	$1,000	$1,023.10	$3.93	0.77%
R6 Class	$1,000	$1,023.90	$3.16	0.62%
G Class	$1,000	$1,022.60(2)	$0.00(3)	0.00%(4)
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,021.32	$3.92	0.77%
Y Class	$1,000	$1,022.08	$3.16	0.62%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,022.08	$3.16	0.62%
G Class	$1,000	$1,025.21(5)	$0.00(5)	0.00%(4)

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from August 1, 2019 (commencement of sale) through October 31, 2019.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 92, the number of days in the period from August 1, 2019 (commencement of sale) through October 31, 2019, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)	Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

(5)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

OCTOBER 31, 2019

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 1.7%
Boeing Co. (The)	595,000	$202,246,449
Automobiles — 1.6%
Tesla, Inc.(1)	633,000	199,344,360
Banks — 2.1%
JPMorgan Chase & Co.	1,035,000	129,292,200
U.S. Bancorp	2,195,755	125,201,950
		254,494,150
Beverages — 1.5%
Constellation Brands, Inc., Class A	939,000	178,719,870
Biotechnology — 3.0%
Biogen, Inc.(1)	379,258	113,288,157
Bluebird Bio, Inc.(1)	245,000	19,845,000
Ionis Pharmaceuticals, Inc.(1)	732,904	40,837,411
Regeneron Pharmaceuticals, Inc.(1)	493,000	150,996,040
Sage Therapeutics, Inc.(1)	338,000	45,849,700
		370,816,308
Capital Markets — 0.9%
MSCI, Inc.	493,000	115,638,080
Chemicals — 1.2%
Ecolab, Inc.	755,000	145,012,850
Electrical Equipment — 1.1%
Acuity Brands, Inc.	1,106,000	138,017,740
Electronic Equipment, Instruments and Components — 1.3%
Cognex Corp.	762,456	39,258,859
Keyence Corp.	64,100	40,473,215
Yaskawa Electric Corp.	1,956,700	74,393,736
		154,125,810
Entertainment — 3.7%
Netflix, Inc.(1)	538,000	154,626,580
Walt Disney Co. (The)	2,345,000	304,662,400
		459,288,980
Food and Staples Retailing — 2.0%
Costco Wholesale Corp.	804,815	239,118,585
Health Care Equipment and Supplies — 4.8%
ABIOMED, Inc.(1)	177,000	36,741,660
Edwards Lifesciences Corp.(1)	534,000	127,294,920
IDEXX Laboratories, Inc.(1)	295,000	84,077,950
Intuitive Surgical, Inc.(1)	574,687	317,773,177
Tandem Diabetes Care, Inc.(1)	341,000	20,998,780
		586,886,487

10

	Shares	Value
Health Care Providers and Services — 3.5%
UnitedHealth Group, Inc.	1,706,168	$431,148,654
Hotels, Restaurants and Leisure — 3.1%
Chipotle Mexican Grill, Inc.(1)	251,000	195,318,160
Starbucks Corp.	2,156,000	182,311,360
		377,629,520
Household Products — 0.8%
Colgate-Palmolive Co.	1,509,000	103,517,400
Interactive Media and Services — 11.5%
Alphabet, Inc., Class A(1)	289,673	364,640,372
Alphabet, Inc., Class C(1)	352,661	444,391,653
Facebook, Inc., Class A(1)	2,652,835	508,415,828
Tencent Holdings Ltd.	2,248,900	91,704,745
		1,409,152,598
Internet and Direct Marketing Retail — 6.3%
Amazon.com, Inc.(1)	437,378	777,071,998
IT Services — 13.7%
MasterCard, Inc., Class A	2,398,646	663,969,199
PayPal Holdings, Inc.(1)	2,535,000	263,893,500
Square, Inc., Class A(1)	1,747,000	107,318,210
Visa, Inc., Class A	3,601,472	644,159,282
		1,679,340,191
Machinery — 2.4%
Cummins, Inc.	653,000	112,629,440
Donaldson Co., Inc.	706,307	37,250,631
Nordson Corp.	323,000	50,649,630
Wabtec Corp.	1,369,000	94,967,530
		295,497,231
Oil, Gas and Consumable Fuels — 0.6%
EOG Resources, Inc.	1,111,000	77,003,410
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	1,109,000	206,573,430
Pharmaceuticals — 0.4%
Elanco Animal Health, Inc.(1)	1,781,000	48,122,620
Road and Rail — 1.2%
J.B. Hunt Transport Services, Inc.	1,277,000	150,124,120
Semiconductors and Semiconductor Equipment — 2.8%
Analog Devices, Inc.	1,181,000	125,930,030
Applied Materials, Inc.	1,526,000	82,800,760
Maxim Integrated Products, Inc.	925,000	54,260,500
Xilinx, Inc.	933,000	84,660,420
		347,651,710
Software — 10.5%
DocuSign, Inc.(1)	2,043,000	135,226,170
Microsoft Corp.	4,532,000	649,752,840
Paycom Software, Inc.(1)	231,512	48,971,733
salesforce.com, Inc.(1)	2,627,790	411,222,857

11

	Shares/ Principal Amount	Value
Splunk, Inc.(1)	407,826	$48,922,807
		1,294,096,407
Specialty Retail — 3.8%
Ross Stores, Inc.	1,434,284	157,297,926
TJX Cos., Inc. (The)	5,452,000	314,307,800
		471,605,726
Technology Hardware, Storage and Peripherals — 9.3%
Apple, Inc.	4,603,100	1,145,067,156
Textiles, Apparel and Luxury Goods — 2.4%
NIKE, Inc., Class B	2,377,000	212,860,350
Under Armour, Inc., Class C(1)	4,661,000	86,228,500
		299,088,850
TOTAL COMMON STOCKS (Cost $4,628,052,296)		12,156,400,690
TEMPORARY CASH INVESTMENTS — 1.2%
Federal Home Loan Bank Discount Notes, 1.53%, 11/1/19(2)	$125,000,000	125,000,000
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 2.25%, 3/31/21 - 5/15/26, valued at $11,359,019), in a joint trading account at 1.50%, dated 10/31/19, due 11/1/19 (Delivery value $11,122,877)		11,122,414
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 1/15/26, valued at $3,790,448), at 0.65%, dated 10/31/19, due 11/1/19 (Delivery value $3,712,067)		3,712,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,290	5,290
TOTAL TEMPORARY CASH INVESTMENTS (Cost $139,839,704)		139,839,704
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $4,767,892,000)		12,296,240,394
OTHER ASSETS AND LIABILITIES — (0.1)%		(9,177,607)
TOTAL NET ASSETS — 100.0%		$12,287,062,787

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,602,472	JPY	282,451,750	Bank of America N.A.	12/30/19	$(23,112)
USD	39,154,652	JPY	4,205,366,200	Bank of America N.A.	12/30/19	62,864
						$39,752

NOTES TO SCHEDULE OF INVESTMENTS
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2019
Assets
Investment securities, at value (cost of $4,767,892,000)	$12,296,240,394
Receivable for capital shares sold	1,342,360
Unrealized appreciation on forward foreign currency exchange contracts	62,864
Dividends and interest receivable	2,585,328
12,300,230,946

Liabilities
Payable for capital shares redeemed	3,425,910
Unrealized depreciation on forward foreign currency exchange contracts	23,112
Accrued management fees	9,673,627
Distribution and service fees payable	45,510
13,168,159

Net Assets	$12,287,062,787

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,252,664,685
Distributable earnings	8,034,398,102
$12,287,062,787

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$11,308,500,399	224,974,200	$50.27
I Class, $0.01 Par Value	$365,036,064	6,986,855	$52.25
Y Class, $0.01 Par Value	$1,258,935	24,018	$52.42
A Class, $0.01 Par Value	$116,630,029	2,440,452	$47.79*
C Class, $0.01 Par Value	$16,675,690	420,592	$39.65
R Class, $0.01 Par Value	$17,239,538	372,259	$46.31
R5 Class, $0.01 Par Value	$94,472	1,807	$52.28
R6 Class, $0.01 Par Value	$461,622,521	8,816,371	$52.36
G Class, $0.01 Par Value	$5,139	98	$52.44
*Maximum offering price $50.71 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2019
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $82,888)	$95,125,457
Interest	3,154,885
98,280,342

Expenses:
Management fees	111,556,527
Distribution and service fees:
A Class	275,928
C Class	146,112
R Class	83,938
Directors' fees and expenses	362,822
Other expenses	6,705
112,432,032
Fees waived - G Class	(8)
112,432,024

Net investment income (loss)	(14,151,682)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	652,314,641
Forward foreign currency exchange contract transactions	358,192
Foreign currency translation transactions	(9,379)
652,663,454

Change in net unrealized appreciation (depreciation) on:
Investments	900,141,057
Forward foreign currency exchange contracts	(745,286)
Translation of assets and liabilities in foreign currencies	(1,912)
899,393,859

Net realized and unrealized gain (loss)	1,552,057,313

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,537,905,631

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2019 AND OCTOBER 31, 2018
Increase (Decrease) in Net Assets	October 31, 2019	October 31, 2018
Operations
Net investment income (loss)	$(14,151,682)	$(12,316,425)
Net realized gain (loss)	652,663,454	804,751,819
Change in net unrealized appreciation (depreciation)	899,393,859	581,387,399
Net increase (decrease) in net assets resulting from operations	1,537,905,631	1,373,822,793

Distributions to Shareholders
From earnings:
Investor Class	(730,083,401)	(559,150,978)
I Class	(28,348,100)	(19,100,754)
Y Class	(76,346)	(346)
A Class	(7,623,683)	(4,976,796)
C Class	(947,855)	(413,008)
R Class	(1,360,937)	(690,819)
R5 Class	(448)	(340)
R6 Class	(25,190,411)	(14,666,196)
Decrease in net assets from distributions	(793,631,181)	(598,999,237)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	116,179,202	403,469,864

Net increase (decrease) in net assets	860,453,652	1,178,293,420

Net Assets
Beginning of period	11,426,609,135	10,248,315,715
End of period	$12,287,062,787	$11,426,609,135

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2019

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on August 1, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

16

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). Effective August 1, 2019, the investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee for each class for the period ended October 31, 2019 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	0.800% to 0.990%	0.97%
I Class	0.600% to 0.790%	0.77%
Y Class	0.450% to 0.640%	0.62%
A Class	0.800% to 0.990%	0.97%
C Class	0.800% to 0.990%	0.97%
R Class	0.800% to 0.990%	0.97%
R5 Class	0.600% to 0.790%	0.77%
R6 Class	0.450% to 0.640%	0.62%
G Class	0.450% to 0.640%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.62%.

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Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2019 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,902,404 and $17,413,791, respectively. The effect of interfund transactions on the Statement of Operations was $499,821 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended October 31, 2019 were $1,536,515,747 and $2,118,844,924, respectively.

For the period ended October 31, 2019, the fund incurred net realized gains of $112,852,647 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2019(1)		Year ended October 31, 2018
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		3,350,000,000
Sold	7,271,579	$338,362,927	10,632,542	$506,249,511
Issued in reinvestment of distributions	17,133,838	704,543,764	12,316,233	540,066,800
Redeemed	(19,883,790)	(933,688,053)	(17,651,912)	(834,762,685)
	4,521,627	109,218,638	5,296,863	211,553,626
I Class/Shares Authorized	120,000,000		130,000,000
Sold	3,624,881	178,398,381	2,118,340	105,334,186
Issued in reinvestment of distributions	611,707	26,101,541	395,008	17,885,944
Redeemed	(5,408,439)	(271,836,094)	(1,350,062)	(66,260,455)
	(1,171,851)	(67,336,172)	1,163,286	56,959,675
Y Class/Shares Authorized	30,000,000		50,000,000
Sold	5,158	249,374	19,926	1,039,561
Issued in reinvestment of distributions	918	39,247	8	346
Redeemed	(1,132)	(51,484)	(987)	(51,992)
	4,944	237,137	18,947	987,915
A Class/Shares Authorized	60,000,000		70,000,000
Sold	639,406	28,146,102	714,476	32,776,478
Issued in reinvestment of distributions	182,881	7,165,291	111,166	4,673,419
Redeemed	(632,688)	(28,166,501)	(517,254)	(23,601,206)
	189,599	7,144,892	308,388	13,848,691
C Class/Shares Authorized	30,000,000		20,000,000
Sold	211,178	7,569,450	171,628	6,767,809
Issued in reinvestment of distributions	26,806	877,102	10,834	389,063
Redeemed	(93,382)	(3,442,472)	(51,478)	(2,004,274)
	144,602	5,004,080	130,984	5,152,598
R Class/Shares Authorized	30,000,000		40,000,000
Sold	197,063	8,482,452	166,360	7,536,648
Issued in reinvestment of distributions	34,308	1,305,420	15,447	633,645
Redeemed	(199,457)	(8,334,487)	(112,648)	(4,988,572)
	31,914	1,453,385	69,159	3,181,721
R5 Class/Shares Authorized	30,000,000		50,000,000
Sold	2,002	94,159	—	—
Issued in reinvestment of distributions	10	448	7	340
Redeemed	(339)	(16,599)	—	—
	1,673	78,008	7	340
R6 Class/Shares Authorized	110,000,000		50,000,000
Sold	2,436,356	117,344,335	3,451,148	166,159,096
Issued in reinvestment of distributions	587,616	25,097,065	324,115	14,666,196
Redeemed	(1,676,518)	(82,067,166)	(1,370,862)	(69,039,994)
	1,347,454	60,374,234	2,404,401	111,785,298
G Class/Shares Authorized	80,000,000		N/A
Sold	98	5,000
Net increase (decrease)	5,070,060	$116,179,202	9,392,035	$403,469,864

(1)	August 1, 2019 (commencement of sale) through October 31, 2019 for the G Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$11,949,828,994	$206,571,696	—
Temporary Cash Investments	5,290	139,834,414	—
	$11,949,834,284	$346,406,110	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$62,864	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$23,112	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $51,112,770.

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The value of foreign currency risk derivative instruments as of October 31, 2019, is disclosed on the Statement of Assets and Liabilities as an asset of $62,864 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $23,112 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended October 31, 2019, the effect of foreign currency risk derivative instruments on the Statement of Operations was $358,192 in net realized gain (loss) on forward foreign currency exchange contract transactions and $(745,286) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 were as follows:

	2019	2018
Distributions Paid From
Ordinary income	$1,545,620	$17,716,470
Long-term capital gains	$792,085,561	$581,282,767

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,784,652,660
Gross tax appreciation of investments	$7,566,448,123
Gross tax depreciation of investments	(54,860,389)
Net tax appreciation (depreciation) of investments	7,511,587,734
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,930)
Net tax appreciation (depreciation)	$7,511,581,804
Undistributed ordinary income	—
Accumulated long-term gains	$537,364,453
Late-year ordinary loss deferral	$(14,548,155)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2019	$47.74	(0.06)	5.92	5.86	—	(3.33)	(3.33)	$50.27	13.83%	0.97%	(0.13)%	13%	$11,308,500
2018	$44.59	(0.06)	5.82	5.76	(0.07)	(2.54)	(2.61)	$47.74	13.44%	0.97%	(0.12)%	17%	$10,524,969
2017	$35.83	0.07	10.39	10.46	(0.10)	(1.60)	(1.70)	$44.59	30.42%	0.98%	0.17%	16%	$9,593,102
2016	$37.81	0.06	(0.14)	(0.08)	(0.08)	(1.82)	(1.90)	$35.83	(0.06)%	0.98%	0.19%	18%	$7,790,085
2015	$37.20	0.08	3.18	3.26	(0.12)	(2.53)	(2.65)	$37.81	9.72%	0.98%	0.22%	16%	$8,273,589
I Class
2019	$49.39	0.03	6.16	6.19	—	(3.33)	(3.33)	$52.25	14.05%	0.77%	0.07%	13%	$365,036
2018	$46.04	0.03	6.02	6.05	(0.16)	(2.54)	(2.70)	$49.39	13.68%	0.77%	0.08%	17%	$402,938
2017	$36.95	0.14	10.73	10.87	(0.18)	(1.60)	(1.78)	$46.04	30.66%	0.78%	0.37%	16%	$322,059
2016	$38.93	0.14	(0.14)	—	(0.16)	(1.82)	(1.98)	$36.95	0.14%	0.78%	0.39%	18%	$198,930
2015	$38.22	0.16	3.27	3.43	(0.19)	(2.53)	(2.72)	$38.93	9.96%	0.78%	0.42%	16%	$205,574
Y Class
2019	$49.47	0.10	6.18	6.28	—	(3.33)	(3.33)	$52.42	14.22%	0.62%	0.22%	13%	$1,259
2018	$46.07	0.11	6.02	6.13	(0.19)	(2.54)	(2.73)	$49.47	13.85%	0.62%	0.23%	17%	$944
2017(3)	$39.40	0.10	6.57	6.67	—	—	—	$46.07	16.93%	0.63%(4)	0.43%(4)	16%(5)	$6

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2019	$45.67	(0.17)	5.62	5.45	—	(3.33)	(3.33)	$47.79	13.54%	1.22%	(0.38)%	13%	$116,630
2018	$42.80	(0.17)	5.58	5.41	—	(2.54)	(2.54)	$45.67	13.15%	1.22%	(0.37)%	17%	$102,806
2017	$34.45	(0.04)	10.00	9.96	(0.01)	(1.60)	(1.61)	$42.80	30.10%	1.23%	(0.08)%	16%	$83,130
2016	$36.43	(0.02)	(0.14)	(0.16)	—	(1.82)	(1.82)	$34.45	(0.31)%	1.23%	(0.06)%	18%	$58,829
2015	$35.94	(0.01)	3.06	3.05	(0.03)	(2.53)	(2.56)	$36.43	9.46%	1.23%	(0.03)%	16%	$72,004
C Class
2019	$38.77	(0.43)	4.64	4.21	—	(3.33)	(3.33)	$39.65	12.69%	1.97%	(1.13)%	13%	$16,676
2018	$36.96	(0.45)	4.80	4.35	—	(2.54)	(2.54)	$38.77	12.32%	1.97%	(1.12)%	17%	$10,700
2017	$30.17	(0.28)	8.67	8.39	—	(1.60)	(1.60)	$36.96	29.12%	1.98%	(0.83)%	16%	$5,359
2016	$32.36	(0.25)	(0.12)	(0.37)	—	(1.82)	(1.82)	$30.17	(1.03)%	1.98%	(0.81)%	18%	$3,306
2015	$32.41	(0.25)	2.73	2.48	—	(2.53)	(2.53)	$32.36	8.63%	1.98%	(0.78)%	16%	$2,968
R Class
2019	$44.47	(0.28)	5.45	5.17	—	(3.33)	(3.33)	$46.31	13.26%	1.47%	(0.63)%	13%	$17,240
2018	$41.84	(0.28)	5.45	5.17	—	(2.54)	(2.54)	$44.47	12.87%	1.47%	(0.62)%	17%	$15,137
2017	$33.79	(0.12)	9.77	9.65	—	(1.60)	(1.60)	$41.84	29.75%	1.48%	(0.33)%	16%	$11,345
2016	$35.85	(0.10)	(0.14)	(0.24)	—	(1.82)	(1.82)	$33.79	(0.55)%	1.48%	(0.31)%	18%	$9,066
2015	$35.46	(0.10)	3.02	2.92	—	(2.53)	(2.53)	$35.85	9.19%	1.48%	(0.28)%	16%	$9,637

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2019	$49.42	0.01	6.18	6.19	—	(3.33)	(3.33)	$52.28	14.04%	0.77%	0.07%	13%	$94
2018	$46.04	0.04	6.02	6.06	(0.14)	(2.54)	(2.68)	$49.42	13.69%	0.77%	0.08%	17%	$7
2017(3)	$39.41	0.07	6.56	6.63	—	—	—	$46.04	16.82%	0.78%(4)	0.28%(4)	16%(5)	$6
R6 Class
2019	$49.42	0.10	6.17	6.27	—	(3.33)	(3.33)	$52.36	14.22%	0.62%	0.22%	13%	$461,623
2018	$46.07	0.10	6.02	6.12	(0.23)	(2.54)	(2.77)	$49.42	13.85%	0.62%	0.23%	17%	$369,109
2017	$36.97	0.18	10.75	10.93	(0.23)	(1.60)	(1.83)	$46.07	30.86%	0.63%	0.52%	16%	$233,309
2016	$38.95	0.17	(0.12)	0.05	(0.21)	(1.82)	(2.03)	$36.97	0.29%	0.63%	0.54%	18%	$83,367
2015	$38.25	0.20	3.28	3.48	(0.25)	(2.53)	(2.78)	$38.95	10.12%	0.63%	0.57%	16%	$36,951
G Class
2019(6)	$51.28	0.10	1.06	1.16	—	—	—	$52.44	2.26%	0.00%(4)(7)(8)	0.78%(4)(7)	13%(9)	$5

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through October 31, 2017.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(6)	August 1, 2019 (commencement of sale) through October 31, 2019.

(7)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.62% and 0.16%, respectively.

(8)	Ratio was less than 0.005%.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Mutual Funds, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra® Fund, one of the funds constituting the American Century Mutual Funds, Inc. (the "Fund"), as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Ultra® Fund of the American Century Mutual Funds, Inc. as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 16, 2019

We have served as the auditor of one or more American Century investment companies since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	66	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	66	None
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	66	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	United States Representative, U.S. House of Representatives (2009 to 2018)	66	MGP Ingredients, Inc.
Jan M. Lewis (1957)	Director	Since 2011	Retired	66	None
John R. Whitten (1946)	Director	Since 2008	Retired	66	Onto Innovation Inc.; Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 26, 2019, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

The Directors held three in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also reviewed responses to supplemental information requests provided by the Directors to the Advisor and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors.

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In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	portfolio research and security selection

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance

32

activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

33

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT. The fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2019.

For corporate taxpayers, the fund hereby designates $1,545,620, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2019 as qualified for the corporate dividends received deduction.

The fund hereby designates $792,085,561, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2019.

The fund hereby designates $1,545,620, as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2019.

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2019 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90975 1912

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten, Jan M. Lewis, Chris H. Cheesman and Lynn M. Jenkins are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2018:    $269,430
FY 2019:    $261,180

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0

FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2018:    $0
FY 2019:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2018:    $0
FY 2019:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2018:    $115,750
FY 2019:    $119,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)    A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	December 30, 2019

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 30, 2019